As filed with the Securities and Exchange Commission on August 12, 2008

                                                             File No. 333-151757

                                  United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                          Pre-Effective Amendment No. 1
                        Post-Effective Amendment No. ___

                        (Check appropriate box or boxes)


                          PIONEER TAX FREE INCOME FUND

               (Exact Name of Registrant as Specified in Charter)

                                 (617) 742-7825
                        (Area Code and Telephone Number)

                  60 State Street, Boston, Massachusetts 02109
 (Address of Principal Executive Offices: Number, Street, City, State, Zip Code)

                            Dorothy E. Bourassa, Esq.
                       Pioneer Investment Management, Inc.
                                 60 State Street
                           Boston, Massachusetts 02109
                     (Name and Address of Agent for Service)

                        Copies to: Roger P. Joseph, Esq.
                              Bingham McCutchen LLP
                               One Federal Street
                           Boston, Massachusetts 02110

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement.

Calculation of Registration Fee under the Securities Act of 1933: No filing fee is due because of reliance on Section 24(f) of the Investment Company Act of 1940, which permits registration of an indefinite number of securities.

Title of Securities Being Registered: Shares of beneficial interest of the Registrant.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment, which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the

Securities Act of 1933 or until the Registration Statement shall be effective on such date as the Commission, acting pursuant to Section 8(a), may determine.

                            COMBINED PROXY STATEMENT

                                       OF

                    PIONEER MUNICIPAL AND EQUITY INCOME TRUST

                                       AND

                                 PROSPECTUS FOR

                                CLASS A SHARES OF
                          PIONEER TAX FREE INCOME FUND

           (each, a "Pioneer Fund" and together, the "Pioneer Funds")

            The address and telephone number of each Pioneer Fund is:


                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-622-3265



                                                                   22306-00-0808

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                        SCHEDULED FOR SEPTEMBER 11, 2008

To the Shareholders of Pioneer Municipal and Equity Income Trust:

     This is the formal agenda for your fund's shareholder meeting. It tells you what matters will be voted on and the time and place of the meeting, in case you want to attend in person.

     A special shareholder meeting for your fund will be held at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts on September 11, 2008, at 2:00 p.m., Eastern Time (the "Meeting"), to consider the following:

     1. A proposal to approve an Agreement and Plan of Merger between your fund and Pioneer Tax Free Income Fund. Under this Agreement and Plan of Merger, your fund (a closed-end fund) will merge with and into an open-end fund, Pioneer Tax Free Income Fund.

     2.   Any other business that may properly come before the Meeting.

YOUR TRUSTEES RECOMMEND THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

     Shareholders of record as of the close of business on July 7, 2008 are entitled to vote at the Meeting and any related follow-up meetings.

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN THE ENCLOSED PROXY. If shareholders do not return their proxies in sufficient numbers, your fund may be required to make additional solicitations.

                                             By Order of the Board of Trustees,

                                             /s/Dorothy E. Bourassa

                                             Dorothy E. Bourassa
                                             Secretary

Boston, Massachusetts
               , 2008
---------------

                            COMBINED PROXY STATEMENT

                                       OF

                    PIONEER MUNICIPAL AND EQUITY INCOME TRUST

                                       AND

                                 PROSPECTUS FOR

                                CLASS A SHARES OF
                          PIONEER TAX FREE INCOME FUND

           (each, a "Pioneer Fund" and together, the "Pioneer Funds")

            The address and telephone number of each Pioneer Fund is:


                                 60 State Street
                           Boston, Massachusetts 02109
                                 1-800-622-3265


     Shares of the Pioneer Funds have not been approved or disapproved by the Securities and Exchange Commission (the "SEC"). The SEC has not passed on upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

     An investment in either Pioneer Fund (each sometimes referred to herein as a "fund") is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                TABLE OF CONTENTS




                                                                                            Page
                                                                                            ---
SUMMARY ................................................................................      8
COMPARISON OF PIONEER MUNICIPAL AND EQUITY INCOME TRUST TO PIONEER TAX FREE INCOME FUND       8
OTHER IMPORTANT INFORMATION CONCERNING THE MERGER ......................................     28
TERMS OF THE AGREEMENT AND PLAN OF MERGER ..............................................     30
TAX STATUS OF THE MERGER ...............................................................     31
BOARDS' EVALUATION AND RECOMMENDATION ..................................................     32
ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS .........................................     33
FINANCIAL HIGHLIGHTS ...................................................................     46
INFORMATION CONCERNING THE MEETING .....................................................     49
VOTING RIGHTS AND REQUIRED VOTE ........................................................     50
OWNERSHIP OF SHARES OF THE PIONEER FUNDS ...............................................     51
EXPERTS ................................................................................     53
AVAILABLE INFORMATION ..................................................................     53
EXHIBIT A -- FORM OF AGREEMENT AND PLAN OF MERGER ......................................    A-1
EXHIBIT B -- PORTFOLIO MANAGEMENT DISCUSSION OF EACH PIONEER FUND'S PERFORMANCE ........    B-1

                                  INTRODUCTION

     This combined proxy statement/prospectus, dated          , 2008 (the "Proxy
                                                     ---------
Statement/Prospectus"), is being furnished to shareholders of Pioneer Municipal and Equity Income Trust (NYSE symbol: PBF) in connection with the solicitation by the Board of Trustees (the "Board" or the "Trustees") of proxies to be used at a special meeting of the shareholders of Pioneer Municipal and Equity Income Trust to be held at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts on September 11, 2008, at 2:00 p.m., Eastern Time (the "Meeting"). The Proxy Statement/Prospectus is being mailed to shareholders of
Pioneer Municipal and Equity Income Trust on or about           , 2008.
                                                      ----------


     The purpose of this Proxy Statement/Prospectus is to obtain shareholder approval to merge Pioneer Municipal and Equity Income Trust, a closed-end fund, with and into Pioneer Tax Free Income Fund, an open-end fund (commonly referred to as a "mutual fund").


     The Trustees recommend that you vote FOR this proposal.

     The Proxy Statement/Prospectus contains information you should know before voting on the proposed Agreement and Plan of Merger that provides for the merger of your fund into Pioneer Tax Free Income Fund (the "Merger"). Please read the Proxy Statement/Prospectus carefully, including Exhibit A and Exhibit B, because they are a part of this Proxy Statement/Prospectus and contain details that are not in the summary.

             The date of this Proxy Statement/Prospectus is , 2008.

     Additional information about each Pioneer Fund has been filed with the SEC (http://www.sec.gov) and is available upon oral or written request and without charge. See "Where to Get More Information" below.


---------------------------------------------------------------------------------------------------------------------------------
Where to Get More Information
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
Pioneer Tax Free Income Fund's current Class A shares          On file with the SEC (http://www.sec.gov) and available at no
prospectus, multi-class statement of additional information,   charge by calling our toll-free number: 1-800-622-3265
and any applicable supplements.
                                                               On file with the SEC (http://www.sec.gov) and available at no
Each Pioneer Fund's most recent annual and semi-annual         charge by calling our toll-free number: 1-800-622-3265. See
reports to shareholders.                                       "Available Information."
---------------------------------------------------------------------------------------------------------------------------------
A statement of additional information for this Proxy           On file with the SEC (http://www.sec.gov) and available at no
Statement/Prospectus (the "SAI"), dated [    ], 2008. It       charge by calling our toll-free number: 1-800-622-3265. This SAI
contains additional information about the Pioneer Funds.       is incorporated by reference into this Proxy Statement/Prospectus.
---------------------------------------------------------------------------------------------------------------------------------
To ask questions about this Proxy Statement/Prospectus.        Call our toll-free telephone number: 1-800-622-3265.
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



                             REASONS FOR THE MERGER

     Pioneer Tax Free Income Fund and your fund have the same investment adviser, Pioneer Investment Management, Inc. ("Pioneer"). Reorganizing your fund into Pioneer Tax Free Income Fund will enable you to share in certain potential benefits, including (i) the opportunity to invest in an established open-end fund that, like your fund, pursues a tax-oriented investment approach and also offers lower expenses and a comparable tax-equivalent yield; (ii) elimination of the discount to net asset value at which shares of your fund have traded historically; (iii) the ability to redeem your shares at their net asset value on a daily basis; and (iv) allowing you to choose the timing of any recognition of taxable gain or loss occasioned by the redemption of shares. In addition, there is the possibility that your fund will not be able to continue to operate in its present closed-end form in light of the persistence of the discount to net asset value at which common shares of the fund have traded and expressions of dissatisfaction by shareholders with your fund's historical discount to net asset value, requests from common shareholders for enhanced liquidity and the likelihood that shareholders of the fund seeking liquidity may seek significant structural changes to the fund, including changes to the fund's investment strategy and investment adviser.


How the Merger Will Work


     o The Merger is scheduled to occur on or about October 3, 2008 but may occur on such later date as the parties may agree in writing (the "Closing Date").

     o Your fund will merge with and into an open-end fund, Pioneer Tax Free Income Fund. All of the assets and liabilities of your fund will become the assets and liabilities of Pioneer Tax Free Income Fund, and your fund will cease to exist. The outstanding common shares of your fund will be converted into a number of whole or fractional Class A shares of Pioneer Tax Free Income Fund with an aggregate net asset value equal to the aggregate net asset value of the common shares of your fund immediately prior to the Merger. Your fund's net asset value can be expected to vary from the market value attributable to your fund's common shares. The net asset value of both Pioneer Funds will be computed as of the close of regular trading on the New York Stock Exchange ("NYSE") on the Closing Date.


     o Your fund has issued Auction Market Preferred Shares ("AMPS") as a form of leverage, with the goal of paying higher dividends on the fund's common shares. Issuance of AMPS by your fund in order to provide leverage has been an effective strategy for the fund. However, the auction market for AMPS began to fail in mid-February 2008 and has continued to fail since that date. Consequently, AMPS are not currently liquid. As a result of the auction failures, your fund now pays dividends on AMPS at a maximum rate. At present, the maximum rate remains lower than the earning rates provided by your fund's portfolio of securities, and so leverage is still an effective strategy of the fund. However, Pioneer Tax Free Income Fund does not use leverage in its investment strategy and as an open-end fund is not permitted to issue preferred shares. Consequently, if shareholders approve the Merger, your fund will call for redemption and redeem all of its outstanding AMPS. In accordance with the provisions of the Statement of Preferences for AMPS, holders of AMPS will receive $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon through the date fixed for redemption. Only common shares of your fund will be converted into Class A shares of Pioneer Tax Free Income Fund in the Merger.

     o Holders of each of your fund's common shares and AMPS are entitled to vote on the Agreement and Plan of Merger. An affirmative vote of a majority of the outstanding common shares and an affirmative vote of a majority of the outstanding AMPS, voting separately, will be required to approve the Agreement and Plan of Merger.

     o No sales load, contingent deferred sales charge, commission, redemption fee or other transaction fee will be charged as a result of the Merger. After the Merger, the holders of common shares of your fund will be able to exchange their Class A shares of Pioneer Tax Free Income Fund into Class A shares of other Pioneer Funds without a sales charge. Class A shares are subject to a Rule 12b-1 fee of 0.25%. Class A shares do not currently charge a redemption fee. The Board may, at any time after the Merger, impose a redemption fee on the fund's shares.


     o The Merger generally will not result in income, gain or loss being recognized for federal income tax purposes by either Pioneer Fund or its common shareholders. However, prior to the Closing Date, your fund is expected to sell certain securities in its portfolio, including all of its non-municipal securities. The disposition of these securities could result in significant brokerage expense to your fund and also will cause your fund to realize gains or losses in its current tax year, which will end on the Closing Date. Your fund will be able to offset any net gain from such securities dispositions with its available net capital loss carryovers, and any gain not so offset will result in a distribution that will be taxable to you. The Trustees anticipate, however, that there will be sufficient loss carryovers to offset any net gain recognized by your fund as a result of securities dispositions. In addition, as noted above, after the Meeting but prior to the Closing Date, your fund will call for redemption and redeem all of its outstanding AMPS. Holders of AMPS will recognize gain or loss equal to the difference between the amount realized on the redemption and the shareholder's tax basis in the shares redeemed.

     o Any net capital loss carryovers of your fund not used in the taxable year ending on the Closing Date may be utilized in the future by Pioneer Tax Free Income Fund, as the surviving single entity, subject to tax law limitations resulting from the Merger. Subject to applicable limitations, Pioneer Tax Free Income Fund, as the surviving single entity, will be able to utilize its separate tax loss carryforwards against capital gains recognized by Pioneer Tax Free Income Fund following the Merger.


     o If the Merger is consummated, Pioneer will analyze and evaluate the portfolio securities of your fund invested in municipal securities. Consistent with Pioneer Tax Free Income Fund's investment objective and policies, any restrictions imposed by the Internal Revenue Code of 1986, as amended (the "Code"), and in the best interests of Pioneer Tax Free Income Fund's shareholders (including former shareholders of your fund), Pioneer will determine the extent to which the portfolio securities of your fund will continue to be held by Pioneer Tax Free Income Fund. It is possible that there may be additional sales of some of the portfolio securities of your fund following the Merger. Subject to market conditions at the time of any such sale, the sale of the portfolio securities by the combined fund may result in a capital gain or loss. The actual tax consequences of any sale of portfolio securities will vary depending upon the specific security(ies) being sold and the combined fund's ability to use any available tax loss carryforwards. As noted above, the sale of portfolio securities may also result in significant brokerage expense to the combined fund.

     o In recommending the Merger, the Board of Trustees of each Pioneer Fund, including all of the Trustees who are not "interested" persons (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Pioneer Funds, Pioneer, or Pioneer Funds Distributor, Inc., Pioneer Tax Free Income Fund's principal underwriter and distributor ("PFD") (the "Independent Trustees"), have determined that the Merger is in the best interest of the Pioneer Fund and will not dilute the interests of shareholders of the Pioneer Fund. The Trustees of each Pioneer Fund have made this determination based on factors that are discussed below and in greater detail under the proposal.


Why Your Fund's Trustees Recommend the Merger

     The Trustees believe that merging your fund with and into Pioneer Tax Free Income Fund offers you a number of potential benefits, which are highlighted by the following discussion of key differences between the two funds. These potential benefits and considerations include:


     o Liquidity at net asset value. Pioneer Tax Free Income Fund is an open-end fund that permits redeeming or purchasing shares at net asset value. Because common shares of closed-end funds, such as your fund, are not redeemable and instead are bought and sold on the open market, the market price of these shares is influenced by a number of factors and, at times, may trade at a discount (or premium) to net asset value. Your fund's net asset value per share can be expected to vary from the market price of its shares, and your fund's common shares generally have traded at a discount to net asset value, ranging from (2.11)% (low) to (17.25)% (high) over the past two years ended May 31, 2008 and recently have traded at a discount of (3.69)% as of June 30, 2008. The Trustees noted that the merger of your fund into Pioneer Tax Free Income Fund effectively would provide your fund's shareholders with liquidity for their common shares at net asset value, thereby eliminating the discount at which your fund's common shares historically have traded. The Trustees also noted requests for enhanced liquidity from common shareholders and changes in your fund's shareholder base related to investors seeking liquidity.


     o Tax-oriented investment approach. Pioneer Tax Free Income Fund is an established open-end fund that, like your fund, invests in municipal securities that provide income that is exempt from regular federal income tax. The portion of your fund's portfolio invested in municipal securities is similar in many respects to Pioneer Tax Free Income Fund, including overall credit quality, maturity distribution and sector weights. However, unlike Pioneer Tax Free Income Fund, your fund invests at least 25%, and may invest up to 50%, of its total assets in equity securities. As noted above, prior to the Closing Date, your fund will sell the non-municipal securities in its portfolio.


     o Comparable Performance. Pioneer Tax Free Income Fund's performance was comparable to your fund's performance. As of June 30, 2008, your fund's average annual returns for the past one and three year periods were (15.09)% and (0.54)%, respectively. In comparison, Pioneer Tax Free Income Fund's Class A shares' average annual returns as of June 30, 2008 for the past one and three year periods were (3.44)% and 0.17%, respectively. For the period from January 1, 2008 to June 30, 2008, your fund's return was (8.98)% and Pioneer Tax Free Income Fund's return was (3.42)%.

     o Yield. The combined fund is expected to have a yield that is comparable to the yield of your fund. Your fund currently offers a slightly higher yield than Pioneer Tax Free Income Fund, mostly as a result of its somewhat higher exposure to below investment-grade bonds. Your fund's portfolio of municipal bonds has a yield calculated using its book value ("book yield") of approximately 5.57% (as of July 31, 2008). Pioneer Tax Free Income Fund's portfolio has a book yield of approximately 5.60% (as of July 31, 2008). As of June 30, 2008 the 30-day SEC yields for your Fund's common shares and the Class A shares of Pioneer Tax Free Income Fund were 6.99% and 4.43%, respectively.

     o Lower operating expenses. The pro forma gross expense ratio for the combined fund's Class A shares is anticipated to be 0.94%. In addition, if shareholders of your fund approve the Merger, Pioneer will contractually agree to limit ordinary operating expense to the extent required to reduce the combined fund's expenses to 0.89% of the average daily net assets attributable to Class A shares of the combined fund. The historical expense ratio for common shares of your fund is 1.26% (the expense ratio does not reflect the effect of dividend payments to preferred shareowners). Therefore, the expense ratio will be lower for the Class A shares of the combined fund as compared to the common shares of your fund. In addition, shares of your fund may be subject to brokerage commissions or other charges applicable to closed-end fund shares that shareholders of Pioneer Tax Free Income Fund, an open-end fund, would not incur. The expense limitation discussed above would be in effect for three years from the date of the Merger. There can be no assurance that Pioneer will extend the expense limitation beyond such time.


     o Lower management fees. Pioneer Tax Free Income Fund pays a lower management fee rate. Pioneer Tax Free Income Fund's current management fee rate of 0.48% of average daily net assets and the combined fund's anticipated pro forma management fee rate of 0.46% of average daily net assets are each lower than your fund's management fee, which is 0.60% of your fund's average daily managed assets (which is equivalent to 0.83% of your fund's average daily net assets attributable to common shareowners).

     o Tax Consequences. The transaction is expected to be treated as a reorganization under Section 368(a) of the Code, and therefore you will not recognize gain or loss for federal income tax purposes on the conversion of your fund shares into Class A shares of Pioneer Tax Free Income Fund. However, in considering the Merger, the Board noted that prior to the Closing Date, your fund is expected to sell certain securities in its portfolio, including all of its non-municipal securities. The Board recognized that the sale of these securities could result in significant brokerage expense to your fund and also will cause your fund to realize gains or losses in the current tax year, which would then be distributed to shareholders in one or more taxable distributions. The Board also considered that your fund will be able to offset any net gain from the disposition of such securities with its available net capital loss carryovers. Because a significant portion of your fund's loss carryforwards would be used to offset such gains, your fund does not expect to have any loss carryforwards that would expire unused as a result of the Merger. The Board anticipates that there will be sufficient loss carryovers to offset any net gain recognized by your fund as a result of securities dispositions. The Board also noted that after the Meeting but prior to the Closing Date, your fund will call for redemption and redeem all of its outstanding AMPS. The Board considered that holders of AMPS will recognize gain or loss equal to the difference between the amount realized on the redemption and the shareholder's tax basis in the shares redeemed.


     o Alternatives. If the Merger is not approved, the Board will meet to consider all available options, including liquidating your fund to provide all shareholders the opportunity to receive their net asset value and make their own choices as to how to invest their assets.


     o Other differences. Your fund has used investment leverage through the issuance of AMPS. Your fund has currently issued AMPS with an aggregate liquidation preference of approximately 32% of the fund's total assets. In contrast, Pioneer Tax Free Income Fund may not use leverage through AMPS. As noted above, after the Meeting but prior to the Closing Date, your fund will call for redemption and redeem all of its outstanding AMPS. As set forth in the Statement of Preferences for AMPS, holders of AMPS will receive $25,000 per share, plus an amount equal to accumulated but unpaid dividends thereon through the date fixed for redemption. The initial public offering price for AMPS was $25,000 per share.


          There are differences in shareholder voting between your fund and Pioneer Tax Free Income Fund. Generally, shareholders of listed closed-end funds like your fund have greater voting rights, including rights to vote at annual meetings for the election of trustees in accordance with NYSE rules. Your voting rights and the voting rights of shareholders of Pioneer Tax Free Income Fund are described in more detail below.

     Therefore, your fund's Trustees recommend that you vote FOR the Merger.

What are the Federal Income Tax Consequences of the Merger

     As a condition to the closing of the Merger, the funds must receive an opinion of Bingham McCutchen LLP to the effect that the Merger will constitute a "reorganization" within the meaning of Section 368 of the Code. Accordingly, subject to the limited exceptions described below under the heading "Tax Status of the Merger," it is expected that neither your fund nor common shareholders of your fund will recognize gain or loss as a direct result of the Merger, and that the aggregate tax basis of the Pioneer Tax Free Income Fund Class A shares that holders of common shares of your fund receive in the Merger will be the same as the aggregate tax basis of the common shares of your fund that you held prior to the Merger. However, in accordance with the Pioneer Funds' policy that each Pioneer Fund distributes its investment company taxable income, net tax-exempt income and net capital gains for each taxable year (in order to qualify for tax treatment as a regulated investment company and avoid federal income tax thereon at the fund level), your fund will declare and pay a distribution of such income and gains to its shareholders shortly before the Merger. Such distribution may affect the amount, timing or character of taxable income that you realize in respect of your fund shares. Such distribution is currently estimated to total $0.1120 in ordinary income per share. Pioneer Tax Free Income Fund may make a comparable distribution to its shareholders shortly before the Merger. Additionally, following the Merger, Pioneer Tax Free Income Fund will declare and pay to its shareholders before the end of 2008 a distribution of any remaining 2008 income and gains. Distributions that Pioneer Tax Free Income Fund declares and pays on your shares after the Closing Date will be reportable to you for tax purposes, even though those distributions may include a portion of Pioneer Tax Free Income Fund's income and gains that were accrued and/or realized before the Closing Date.

     In addition, as noted above, prior to the Closing Date, your fund is expected to sell certain securities in its portfolio, including all of its non-municipal securities. The disposition of these securities will cause your fund to realize gains or losses in the current tax year. Your fund will be able to offset any net gain from such securities dispositions with its available net capital loss carryovers, and any gain not so offset will result in a distribution that will be taxable to you. The Trustees anticipate, however, that there will be sufficient loss carryovers to offset any net gain recognized by your fund as a result of securities dispositions.

     Further, as noted above, after the Meeting but prior to the Closing Date, your fund will call for redemption and redeem all of its outstanding AMPS. Holders of AMPS will recognize gain or loss equal to the difference between the amount realized on the redemption and the shareholder's tax basis in the shares redeemed.

Who Bears the Expenses Associated with the Merger


     Holders of common shares of your fund will bear the costs associated with the Merger, including the costs of preparing and printing the Proxy Statement/Prospectus, the solicitation costs incurred in connection with the Merger, the costs of liquidating portfolio securities, and the costs associated with redeeming AMPS and other redemptions anticipated in connection with the Merger. These expenses in the aggregate are estimated to be approximately $500,000.


What Happens if the Merger is Not Approved

     If the required approval of shareholders of your fund is not obtained, the meeting may be adjourned as more fully described in this Proxy
Statement/Prospectus, your fund will continue to engage in the business as a closed-end fund and the Board will consider what further action may be appropriate.

Who is Eligible to Vote?


     Shareholders of record on July 7, 2008 are entitled to attend and vote at the meeting or any adjourned meeting. Each share is entitled to one vote. Holders of common shares and AMPS will vote as separate classes on the proposal. Approval by a majority of holders of common shares and a majority of holders of AMPS, voting separately, is required to approve the Agreement and Plan of Merger. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to shareholders' instructions. If you sign a proxy but do not fill in a vote, your shares will be voted to approve the Agreement and Plan of Merger. If any other business comes before the meeting, your shares will be voted at the discretion of the persons named as proxies.

                    PIONEER MUNICIPAL AND EQUITY INCOME TRUST
                                       AND
                          PIONEER TAX FREE INCOME FUND

                                     SUMMARY

     The following is a summary of more complete information appearing later in this Proxy Statement/Prospectus or incorporated herein. You should read carefully the entire Proxy Statement/Prospectus, including the form of Agreement and Plan of Merger attached as Exhibit A, because they contain details that are not in the summary.

     If Proposal 1 is approved, your fund will be merged with and into Pioneer Tax Free Income Fund, as described in this Proxy Statement/ Prospectus.

     Both your fund and Pioneer Tax Free Income Fund invest in municipal securities that provide income that is exempt from regular federal income tax. The portion of your fund's portfolio invested in municipal securities is similar in many respects to Pioneer Tax Free Income Fund, including overall credit quality, maturity distribution and sector weights. However, unlike Pioneer Tax Free Income Fund, your fund invests at least 25%, and may invest up to 50%, of its total assets in equity securities. Prior to the Closing Date, your fund will sell the non-municipal securities in its portfolio.


     Your fund, unlike Pioneer Tax Free Income Fund, uses investment leverage through the issuance of AMPS. Your fund has currently issued AMPS with an aggregate liquidation preference of approximately 32% of the fund's total assets. In contrast, Pioneer Tax Free Income Fund does not use leverage in its investment strategy and as an open-end fund is not permitted to issue preferred shares. After the Meeting but prior to the Closing Date, your fund will call for redemption and redeem all of its outstanding AMPS.


     Your fund is subject to additional risks (and the potential higher or lower returns) associated with its equity investments and use of leverage.


     Your fund, unlike Pioneer Tax Free Income Fund, is a closed-end management investment company, which means that shareholders do not have the right to redeem or exchange their shares. Instead, shareholders of your fund must sell their common shares on the NYSE at the prevailing market price. Market prices can be expected to deviate from the net asset value per share of your fund. Your fund's common shares generally have traded at a discount to net asset value over the past two years ended June 30, 2008, ranging from (2.11)% (low) to (17.25)%
(high). Pioneer Tax Free Income Fund is an open-end management investment company, which means that it issues redeemable securities on an ongoing basis and pays its shareholders the net asset value of such shares upon redemption. A more complete discussion of these differences is provided under the heading, "Comparison of a Closed-End Fund and an Open-End Fund."


             Comparison of Pioneer Municipal and Equity Income Trust
                         to Pioneer Tax Free Income Fund

     The table below provides a more detailed comparison of the two funds. In the table below, if a row extends across the entire table, the policy disclosed applies to both your fund and Pioneer Tax Free Income Fund.


--------------------------------------------------------------------------------------------------------------------------------
                               Pioneer Municipal and Equity Income Trust             Pioneer Tax Free Income Fund
--------------------------------------------------------------------------------------------------------------------------------
Business                     A diversified closed-end management                  A diversified open-end management
                             investment company organized as a Delaware           investment company organized as a Delaware
                             statutory trust.                                     statutory trust.
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Net assets (as of June 30,   $534.6 million                                       $469.7 million
2008)
                               - $358 million of which is attributable
                               to common assets, $176 million of which
                               is attributable to preferred assets
                               - $328 million of which is attributable
                               to municipal securities, $202 million of
                               which is attributable to equity securities
--------------------------------------------------------------------------------------------------------------------------------
Investment adviser and       Investment Adviser:
portfolio manager            Pioneer Investment Management, Inc. ("Pioneer")
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

--------------------------------------------------------------------------------------------------------------------------------
                               Pioneer Municipal and Equity Income Trust             Pioneer Tax Free Income Fund
--------------------------------------------------------------------------------------------------------------------------------
                             Portfolio Managers:                                  Portfolio Manager:
                             Day-to-day management of the fund's portfolio        Day-to-day management of the fund's portfolio
                             of municipal securities is the responsibility of     is the responsibility of David Eurkus, lead
                             a team of fixed income portfolio managers led by     portfolio manager. Mr. Eurkus is supported by
                             Kenneth J. Taubes. The team, which also              Timothy Pynchon, portfolio manager, and the
                             includes David Eurkus and Timothy Pynchon,           fixed income team. Members of this team
                             manages other Pioneer funds investing                manage other Pioneer funds investing
                             primarily in fixed income securities.                primarily in fixed income securities. The
                                                                                  portfolio managers and the team also may
                             Mr. Taubes is responsible for overseeing             draw upon the research and investment
                             Pioneer's fixed income team. Mr. Taubes joined       management expertise of Pioneer's affiliate,
                             Pioneer as a senior vice president in                Pioneer Investment Management Limited.
                             September 1998 and has been an investment
                             professional since 1982. Prior to joining            Mr. Eurkus joined Pioneer as a senior vice
                             Pioneer, Mr. Taubes had served since 1991 as         president in 2001 and has been an investment
                             a senior vice president and senior portfolio         professional since 1969. Mr. Pynchon joined
                             manager for several institutional accounts and       Pioneer as a vice president in 2000 and has
                             mutual funds at another investment adviser.          been an investment professional since 1982.
                             Mr. Eurkus joined Pioneer as a senior vice
                             president in 2001 and has been an investment         The fund's statement of additional information
                             professional since 1969. Mr. Pynchon joined          provides additional information about the
                             Pioneer as a vice president in 2000 and has          portfolio manager's compensation, other
                             been an investment professional since 1982.          accounts managed by the portfolio manager,
                                                                                  and the portfolio manager's ownership of
                             Day-to-day management of the fund's portfolio        shares of the fund.
                             of equity securities is the responsibility of a
                             team of domestic equity portfolio managers led
                             by John A. Carey. The team manages other
                             Pioneer funds investing primarily in U.S. equity
                             securities.

                             John A. Carey is the director of portfolio management and an executive vice president of Pioneer. Mr. Carey joined Pioneer as an analyst and has been an investment professional since 1979.

                             The domestic equity team also includes Walter
                             Hunnewell, Jr., a vice president of Pioneer.
                             Mr. Hunnewell joined Pioneer in August 2001
                             and has been an investment professional since
                             1985. Prior to joining Pioneer, Mr. Hunnewell
                             was an independent investment manager and a
                             fiduciary of private asset portfolios from 2000
                             to 2001. He was a global equity analyst with
                             Putnam Investment from 1994 to 1999.
--------------------------------------------------------------------------------------------------------------------------------
Investment objective         The fund's investment objective is to provide a      The fund's investment objective is to provide
                             high level of total after-tax return, including      as high a level of current income exempt from
                             attractive tax-advantaged income.                    federal income taxes as possible consistent
                                                                                  with the preservation of capital.
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

--------------------------------------------------------------------------------------------------------------------------------
                          Pioneer Municipal and Equity Income Trust              Pioneer Tax Free Income Fund
--------------------------------------------------------------------------------------------------------------------------------
 Primary investments   Under normal market conditions, the fund invests       Normally, the fund invests at least 80% of its
                       in a portfolio consisting primarily of (i) municipal   total assets in investment grade securities that
                       securities and (ii) common stocks and preferred        provide income that is exempt from regular
                       securities that pay tax-qualified dividends.           federal income tax and is not subject to the
                                                                              alternative minimum tax (AMT). These
                       The fund seeks to achieve its objective of a           investments include bonds, notes and other
                       high level of after-tax return by investing in a       debt instruments issued by or on behalf of
                       combination of assets producing a yield that is        states, counties, municipalities, territories and
                       favorable on an after-tax basis and which also         possessions of the United States and the
                       offers the potential for capital appreciation          District of Columbia and their authorities,
                       through participation in the equity markets.           political subdivisions, agencies or
                       The fund's total return will consist of a              instrumentalities.
                       combination of (i) interest income exempt from
                       federal income tax, (ii) tax-qualified dividends,      The fund may invest in securities of any
                       (iii) capital appreciation and (iv) other              maturity. The fund may invest 25% or more of
                       taxable income.                                        its assets in issuers in any one or more states
                                                                              or securities the payments on which are
                       Municipal Securities                                   derived from gas, electric, telephone, sewer
                       The fund invests at least 50%, and may invest up       and water segments of the municipal bond
                       to 75%, of its total assets in municipal securities.   market. The fund may also invest up to 20%
                       The fund is not limited in the portion of its          of its assets in industrial development bonds.
                       municipal securities portfolio that may be
                       invested in municipal securities the interest          The fund's investments may have fixed or
                       income on which is a preference item for               variable principal payments and all types of
                       purposes of the alternative minimum tax (AMT).         interest rate payment and reset terms,
                                                                              including fixed rate, inverse floating rate,
                       The fund may invest in municipal securities            floating rate, zero coupon, contingent,
                       with a broad range of maturities and credit            deferred and payment in kind and auction rate
                       ratings, including both investment grade and           features. The fund's investments may include
                       below-investment grade municipal securities.           instruments that allow for balloon payments
                                                                              or negative amortization payments. Such
                       Duration. The average duration of the fund's           investments permit the borrower to avoid
                       portfolio of municipal securities ranges from          paying currently a portion of the interest
                       five years to 12 years; however, Pioneer is not        accruing on the instrument. While these
                       restricted as to such range if Pioneer                 features make the debt instrument more
                       determines a shorter or longer average                 affordable to the borrower in the near term,
                       duration is in the best interests of the fund in       they increase the risk that the borrower will be
                       light of market conditions at such times.              unable to make the resulting higher payment
                                                                              or payments that become due at the maturity
                       Credit Management. The fund may invest in              of the loan.
                       municipal securities with a broad range of credit
                       ratings, including both investment grade and
                       below-investment grade municipal securities. The
                       fund may invest in high yield municipal securities
                       of any rating, including securities that are in
                       default at the time of purchase.

                       The fund's investments in revenue obligations emphasizes municipal securities backed by revenue from essential services, such as hospitals and healthcare, power generation, transportation, education and housing. The fund will not invest 25% or more of its assets in municipal securities backed by revenues in the same industry.
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

--------------------------------------------------------------------------------------------------------------------------------
                               Pioneer Municipal and Equity Income Trust             Pioneer Tax Free Income Fund
--------------------------------------------------------------------------------------------------------------------------------
                             Equity Investments
                             The fund invests at least 25%, and may invest
                             up to 50%, of its total assets in equity
                             securities. A substantial portion of the equity
                             allocation is invested in securities that Pioneer
                             believes qualify to pay tax-qualified dividends.
                             Investments in equity securities that do not
                             qualify to pay tax-qualified dividends and
                             non-municipal debt securities are not a
                             principal investment strategy.

                             Pioneer retains broad discretion to allocate this portion of the fund's investments between common and preferred stocks. The fund is not limited either in the types of equity securities or the market capitalization of issuers in which it may invest. Although the fund ordinarily focuses its equity investments in securities of U.S. issuers, subject to the limitation of the fund's investments in equity securities and its focus on equity securities that pay tax-qualified dividends, the fund may invest in American
                             Depositary Receipts ("ADRs") and in other securities of foreign issuers located in any geographic region, including securities of issuers based in developing or "emerging market" countries. The fund does not concentrate its investments in a particular industry but is not precluded from focusing investments in issuers in a group of industries in related sectors (such as different types of utilities industries).

                             Tax-qualified dividends generally include dividends from domestic corporations and dividends from foreign corporations that meet certain specified criteria. The fund generally can pass through the tax treatment of tax-qualified dividends it receives from such corporations to its shareholders. For the fund to receive tax-qualified dividends generally, the fund must hold the otherwise qualified stock for more than 60 days during the 120-day period beginning 60 days before the ex-dividend date (or, in the case of preferred stock, more than 90 days during the 180-day period beginning 90 days before the ex-dividend date).
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

--------------------------------------------------------------------------------------------------------------------------------
                           Pioneer Municipal and Equity Income Trust                 Pioneer Tax Free Income Fund
--------------------------------------------------------------------------------------------------------------------------------
Investment strategies    Pioneer Investment Management, Inc., the fund's investment adviser, considers both broad economic factors and issuer specific factors in selecting a portfolio designed to achieve the fund's investment objective. In assessing the appropriate maturity and rating weighting of the fund's portfolio, Pioneer considers a variety of factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, such as the rates of economic growth and inflation, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once Pioneer determines the preferable portfolio characteristics, Pioneer selects individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issues), liquidity and rating and issuer diversification. Pioneer also employs fundamental research, an evaluation of the issuer based on its financial statements and operations, to assess an issuer's credit quality, taking into account financial condition, future capital needs and potential for change in rating.

                         In making these portfolio decisions, Pioneer relies on the knowledge, experience and judgment of its staff and the staff of its affiliates who have access to a wide variety of research.

                         Pioneer uses a value approach in selecting the fund's equity investments. Using this investment style, Pioneer seeks securities selling at substantial discounts to their underlying values and then holds these securities until the market values reflect their intrinsic values. Pioneer evaluates a security's potential value, including the attractiveness of its market valuation, based on the company's assets and prospectus for earnings growth. Pioneer also considers a security's potential to provide a reasonable amount of income. In making these assessments, Pioneer employs due diligence and fundamental research, an evaluation of the issuer based on its financial statements and operations, employing a bottom-up analytic style. Pioneer relies on the knowledge, experience and judgment of its staff who have access to a wide variety of research. Pioneer focuses on the quality and price of individual issuers, not on economic sector or market-timing strategies. In selecting investments,
                         Pioneer considers various factors, including:

                         o favorable expected returns relative to
                           perceived risk;

                         o management with demonstrated ability and
                           commitment to the company;

                         o low market valuations relative to earnings
                           forecast, book value, cash flow and sales; and

                         o dividend growth prospects.
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

--------------------------------------------------------------------------------------------------------------------------------
                           Pioneer Municipal and Equity Income Trust              Pioneer Tax Free Income Fund
--------------------------------------------------------------------------------------------------------------------------------
Other Tax Management     The fund also seeks to achieve favorable
Strategies               after-tax returns in part by reducing the capital
                         gains taxes incurred by shareholders in
                         connection with the fund's portfolio
                         investments. Pioneer attempts to minimize
                         distributions of long-term capital gains taxable
                         to shareholders by avoiding, to the extent
                         consistent with its investment objective, the
                         sale of securities with large accumulated
                         capital gains.

                         Pioneer may sell securities to realize capital
                         losses that can be used to offset realized
                         gains. To protect against price declines in
                         securities holdings with large accumulated
                         gains, the fund may use various hedging
                         techniques (such as the purchase and sale of
                         futures contracts on securities and securities
                         indices and options thereon, the purchase of
                         put options and the sale of call options on
                         securities held, equity swaps, covered short
                         sales, forward sales of securities and the
                         purchase and sale of forward currency
                         exchange contracts and currency futures). By
                         using these techniques rather than selling
                         appreciated securities, the Fund may, subject
                         to certain limitations, attempt to reduce its
                         exposure to price declines in the securities
                         without realizing substantial capital gains under
                         current tax law. There is no assurance that the
                         fund will use these strategies or that they will
                         be successful if used.
--------------------------------------------------------------------------------------------------------------------------------
 Other investments --    In addition to investing in municipal securities         The fund may invest up to 20% of its net
 Taxable investments     and equity securities that  pay tax-qualified            assets in taxable securities, including
                         dividends, the fund may invest in other                  securities of other investment companies (in
                         securities, including debt instruments, real             the amount and to the extent permitted under
                         estate investment trusts ("REITs") and equity            the 1940 Act), investment grade commercial
                         securities, that generate income taxable at              paper, U.S. government securities, U.S. or
                         ordinary income, rather than long-term capital           foreign bank instruments and
                         gain, rates. Although the fund invests primarily         repurchase agreements.
                         in municipal securities and equity securities
                         that pay tax-qualified dividends and to satisfy
                         the holding period requirements, a portion of
                         the fund's income distributions may be taxable
                         as ordinary income.
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

--------------------------------------------------------------------------------------------------------------------------------
                            Pioneer Municipal and Equity Income Trust                  Pioneer Tax Free Income Fund
--------------------------------------------------------------------------------------------------------------------------------
Derivatives               The fund may, but is not required to, use futures and options on securities, indices and other derivatives. A derivative is a security or instrument whose value is determined by reference to the value or the change in value of one or more securities, indices or other financial instruments. Although there is no specific limitation on investing in derivatives, the fund does not use derivatives as a primary investment technique and generally limits their use to hedging.
                          However, the fund may use derivatives for a variety of non-principal purposes, including:

                          o As a hedge against adverse changes in the market prices of securities or interest rates
                          o As a substitute for purchasing or selling securities
                          o To increase the fund's return as a non-hedging strategy that may be considered speculative

                          Derivatives may be subject to market risk, interest rate risk and credit risk. The fund's use of certain derivatives may, in some cases, involve forms of financial leverage, which involves risk and may increase the volatility of the fund's net asset value. Even a small investment in derivatives can have a significant impact on the fund's investment exposure to the market prices of securities or interest rates. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gain. If changes in a derivative's value do not correspond to changes in the value of the fund's other investments or do not correlate well with the underlying asset, rate or index, the fund may not fully benefit from or could lose money on the derivative position. In addition, some derivatives involve risk of loss if the issuer of the derivative defaults on its obligation. Certain derivatives may be less liquid. Some derivatives may involve the risk of improper valuation, which may reduce the returns of the fund if it cannot sell or terminate the derivative at an advantageous time or price. The fund will only invest in derivatives to the extent
                          Pioneer believes these investments do not prevent the fund from seeking its investment objective, but derivatives may not perform as intended. Suitable derivatives may not be available in all circumstances or at reasonable prices and may not be used by the fund for a variety of reasons.
--------------------------------------------------------------------------------------------------------------------------------
Illiquid Investments      The fund may invest up to 20% of its total              The fund may invest up to 15% of its net
                          assets in illiquid securities.                          assets in illiquid and other securities that are
                                                                                  not readily marketable.
--------------------------------------------------------------------------------------------------------------------------------
Below investment grade    The fund will not invest more than 15% of its           The fund may invest up to 10% of its net
securities                total assets in fixed income securities,                assets in debt securities rated below
                          including municipal securities, rated below             investment grade or, if unrated, of equivalent
                          investment grade at the time of acquisition             quality as determined by Pioneer. The fund
                          (that is, rated Ba or lower by Moody's or BB or         may invest in debt securities rated "D" or
                          lower by S&P or, if unrated, determined by              better, or comparable unrated securities.
                          Pioneer to be of comparable credit quality).
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

--------------------------------------------------------------------------------------------------------------------------------
                           Pioneer Municipal and Equity Income Trust          Pioneer Tax Free Income Fund
--------------------------------------------------------------------------------------------------------------------------------
Collateralized debt                                                        The fund may invest in asset-backed securities
obligations                                                                issued by special entities, such as trusts, that
                                                                           are backed by a pool of financial assets. The
                                                                           fund may invest in collateralized debt
                                                                           obligations (CDOs), which include
                                                                           collateralized bond obligations (CBOs),
                                                                           collateralized loan obligations (CLOs) and
                                                                           other similarly structured securities. A CDO is
                                                                           a trust backed by a pool of fixed income
                                                                           securities. The trust typically is split into two
                                                                           or more portions, called tranches, which vary
                                                                           in credit quality and yield. Lower tranches pay
                                                                           higher interest rates but represent lower
                                                                           degrees of credit quality and are more
                                                                           sensitive to the rate of defaults in the pool of
                                                                           obligations. The risks of an investment in a
                                                                           CDO depend largely on the type of the
                                                                           underlying obligations (e.g., an underlying
                                                                           obligation may decline in quality or default)
                                                                           and the tranche of the CDO in which the fund
                                                                           invests (e.g., the fund may invest in a tranche
                                                                           of CDO that is subordinate to other tranches).
                                                                           Investments in CDOs may be characterized by
                                                                           the fund as illiquid securities, which may be
                                                                           difficult to sell at an advantageous time
                                                                           or price.
--------------------------------------------------------------------------------------------------------------------------------
Inverse floating rate                                                      The fund may invest up to 10% of its net
obligations                                                                assets in inverse floating rate obligations (a
                                                                           type of derivative instrument). Inverse floating
                                                                           rate obligations represent interests in tax-
                                                                           exempt bonds. The interest rate on  inverse
                                                                           floating rate obligations will generally decrease
                                                                           as short-term interest rates increase, and
                                                                           increase as short-term rates decrease. Due to
                                                                           their leveraged structure, the sensitivity of the
                                                                           market value of an inverse floating rate
                                                                           obligation to changes in interest rates is
                                                                           generally greater than a comparable long-term
                                                                           bond issued by the same municipality and
                                                                           with similar credit quality, redemption and
                                                                           maturity provisions. Inverse floating rate
                                                                           obligations may be volatile and involve
                                                                           leverage risk.
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

--------------------------------------------------------------------------------------------------------------------------------
                             Pioneer Municipal and Equity Income Trust              Pioneer Tax Free Income Fund
--------------------------------------------------------------------------------------------------------------------------------
Cash management and                                                        Normally, the fund invests substantially all of
temporary investments                                                      its assets to meet its investment objective.
                                                                           The fund may invest the remainder of its
                                                                           assets in securities with remaining maturities
                                                                           of less than one year or cash equivalents, or
                                                                           may hold cash. For temporary defensive
                                                                           purposes, including during periods of unusual
                                                                           cash flows, the fund may depart from its
                                                                           principal investment strategies and invest part
                                                                           or all of its assets in these securities or may
                                                                           hold cash. During such periods, the fund may
                                                                           not be able to achieve its investment
                                                                           objective. The fund may adopt a defensive
                                                                           strategy when Pioneer believes securities in
                                                                           which the fund normally invests have
                                                                           extraordinary risks due to political or
                                                                           economic factors and in other
                                                                           extraordinary circumstances.
--------------------------------------------------------------------------------------------------------------------------------
Short-term trading                                                         The fund usually does not trade for short-term
                                                                           profits. The fund will sell an investment,
                                                                           however, even if it has only been held for a
                                                                           short time, if it no longer meets the fund's
                                                                           investment criteria. If the fund does a lot of
                                                                           trading, it may incur additional operating
                                                                           expenses, which would reduce performance,
                                                                           and could cause shareowners to incur a
                                                                           higher level of taxable income or capital gains.
--------------------------------------------------------------------------------------------------------------------------------
                                                    Fees and Expenses
--------------------------------------------------------------------------------------------------------------------------------
Sales charges and fees   Shares purchased on the secondary market are      o Class A shares are generally offered with an
                         not subject to sales charges but may be           initial sales charge up to 4.50% of the
                         subject to brokerage commissions or other         offering price, which is reduced or waived
                         charges.                                          for large purchases and certain types of
                                                                           investors. At the time of your purchase,
                                                                           your investment firm may receive a
                                                                           commission from PFD, the fund's
                                                                           distributor, of up to 4%, declining as the
                                                                           size of your investment increases. The Class
                                                                           A shares that the holders of common
                                                                           shares of Pioneer Municipal and Equity
                                                                           Income Trust will receive in connection
                                                                           with the Merger will not be subject to an initial
                                                                           sales charge.
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

--------------------------------------------------------------------------------------------------------------------------------
                         Pioneer Municipal and Equity Income Trust               Pioneer Tax Free Income Fund
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
                                                    Fees and Expenses
                                                                           o There are no contingent deferred sales
                                                                             charges, except in certain circumstances
                                                                             when the initial sales charge is waived. A
                                                                             contingent deferred sales charge may be
                                                                             payable to PFD, the fund's distributor, in the
                                                                             event of a share redemption within 18
                                                                             months following the share purchase at the
                                                                             rate of 1% of the lesser of the value of the
                                                                             shares redeemed or the total cost of such
                                                                             shares, subject to certain waivers.
                                                                           o Class A shares are subject to distribution
                                                                             and service (12b-1) fees of 0.25% of
                                                                             average daily net assets. These fees are
                                                                             paid out of the fund's assets on an ongoing
                                                                             basis. Over time these fees will increase the
                                                                             cost of investments and may cost more
                                                                             than other types of sales charges.
--------------------------------------------------------------------------------------------------------------------------------
Management fees          The fund pays Pioneer a fee for managing the      The fund pays Pioneer a fee for managing the
                         fund and to cover the cost of providing certain   fund and to cover the cost of providing certain
                         services to the fund. Pioneer's annual fee is     services to the fund. Pioneer's annual fee is
                         equal to 0.60% of the fund's average daily        equal to 0.50% of the fund's average daily net
                         managed assets. "Managed assets" is the           assets up to $250 million, 0.45% of the next
                         average daily value of the fund's total assets    $500 million and 0.40% on assets over $750
                         minus the sum of the fund's liabilities, which    million. The fee is accrued daily and paid
                         liabilities exclude debt related to leverage,     monthly.
                         short-term debt and the aggregate liquidation
                         preference of any outstanding AMPS.               Prior to January 1, 2008, the fund paid
                                                                           Pioneer an annual fee equal to 0.50% of the
                         For the year ended November 30, 2007, the         fund's average daily net assets up to $250
                         net management fee was 0.60% of the fund's        million, 0.48% of the next $50 million and
                         average daily managed assets, which was           0.45% on assets over $300 million.
                         equivalent to 0.83% of the fund's average daily
                         net assets attributable to common                 For the fiscal year ended December 31, 2007,
                         shareholders.                                     the fund paid management fees equivalent to
                                                                           0.47% of the fund's average daily net assets.
                         A discussion regarding the basis for the Board
                         of Trustees' most recent approval of the          A discussion regarding the basis for the Board
                         management contract is available in the fund's    of Trustees' most recent approval of the
                         annual report to shareholders for the fiscal      management contract is available in the fund's
                         year ended November 30, 2007.                     annual report to shareholders for the fiscal
                                                                           year ended December 31, 2007.
--------------------------------------------------------------------------------------------------------------------------------
 Fees and Expenses       For a comparison of the gross and net expenses of both Pioneer Funds, please see the fee tables in the "The Pioneer Funds' Fees and Expenses" section starting on page 21.
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

--------------------------------------------------------------------------------------------------------------------------------
                               Pioneer Municipal and Equity Income Trust         Pioneer Tax Free Income Fund
--------------------------------------------------------------------------------------------------------------------------------
                                                    Buying, Selling and Exchanging Shares
Buying shares                Shares of your fund are listed on the NYSE       You may buy shares from any investment firm
                             and may be purchased in the secondary            that has a sales agreement with PFD, the
                             market through an authorized broker and          fund's distributor. You can buy shares at the
                             subject to brokerage commission or other fees    offering price. You may use securities you
                             charged by such broker.                          own to purchase shares of the fund provided
                                                                              that Pioneer, in its sole discretion, determines
                             Your fund does not issue new shares except in    that the securities are consistent with the
                             connection with its dividend reinvestment plan.  fund's objective and policies and its acquisition is in the best interests of the fund.

                                                                              If you have an existing non-retirement
                                                                              account, you may purchase shares of the fund
                                                                              by telephone or online. Certain IRAs also may
                                                                              use the telephone purchase privilege.
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Minimum initial investment   Not applicable. See "Buying Shares" above.       Your initial investment must be at least $1,000
                                                                              for Class A shares. Additional investments
                                                                              must be at least $100 for Class A shares. You
                                                                              may qualify for lower initial or subsequent
                                                                              investment minimums if you are opening a
                                                                              retirement plan account, establishing an
                                                                              automatic investment plan or placing your
                                                                              trade through your investment firm.
--------------------------------------------------------------------------------------------------------------------------------
Exchanging shares            Not applicable. See "Buying Shares" above.       You may exchange your Class A shares for
                                                                              shares of the same class of another Pioneer
                                                                              mutual fund. Your exchange request must be
                                                                              for at least $1,000. Each Pioneer Fund allows
                                                                              you to exchange your shares at net asset
                                                                              value without charging you either an initial or
                                                                              contingent deferred shares charge at the time
                                                                              of the exchange. Shares you acquire as part
                                                                              of an exchange will continue to be subject to
                                                                              any contingent deferred sales charge that
                                                                              applies to the shares you originally purchased.
                                                                              When you ultimately sell your shares, the date
                                                                              of your original purchase will determine your
                                                                              contingent deferred sales charge. An exchange
                                                                              generally is treated as a sale and a new
                                                                              purchase of shares for federal income tax
                                                                              purposes. Class A shares received by
                                                                              shareholders of Pioneer Municipal and Equity
                                                                              Income Trust in connection with the Merger
                                                                              will not be subject to a contingent deferred
                                                                              sales charge.

                                                                              After you establish an eligible fund account,
                                                                              you can exchange shares of a Pioneer Fund
                                                                              by telephone or online.
--------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------------------
                           Pioneer Municipal and Equity Income Trust          Pioneer Tax Free Income Fund
--------------------------------------------------------------------------------------------------------------------------------
Selling shares           Shares of your fund are listed on the NYSE        Your shares will be sold at net asset value per
                         and may be sold in the secondary market           share next calculated after the fund receives
                         through an authorized broker at the market        your request in good order. If the shares you
                         value.                                            are selling are subject to a deferred sales
                                                                           charge, it will be deducted from the sale
                                                                           proceeds.
                                                                           If you have an eligible non-retirement account,
                                                                           you may sell up to $100,000 per account per
                                                                           day by telephone or online. You may sell
                                                                           shares of the fund held in a retirement plan
                                                                           account by telephone only if your account is
                                                                           an eligible IRA (tax penalties may apply).
--------------------------------------------------------------------------------------------------------------------------------
Net asset value          Your fund's net asset value is the value of its   Pioneer Tax Free Income Fund's net asset
                         securities plus any other assets minus its        value is the value of its portfolio of securities
                         accrued operating expenses and any other          plus any other assets minus its operating
                         liabilities. Your fund calculates a net asset     expenses and any other liabilities. Pioneer
                         value for its common shares every day the         Tax Free Income Fund calculates a net asset
                         New York Stock Exchange is open when              value for each class of shares every day the
                         regular trading closes (normally 4:00 p.m.        New York Stock Exchange is open when
                         Eastern time).                                    regular trading closes (normally 4:00 p.m.
                                                                           Eastern time).
--------------------------------------------------------------------------------------------------------------------------------
                                                                           You buy or sell shares at the share price.
                                                                           When you buy Class A shares, you pay an
                                                                           initial sales charge unless you qualify for a
                                                                           waiver or reduced sales charge. When you sell
                                                                           Class A shares, you may pay a contingent
                                                                           deferred sales charge depending on how long
                                                                           you have owned your shares. The Class A
                                                                           shares that the holders of common shares of
                                                                           Pioneer Municipal and Equity Income Trust
                                                                           will receive in connection with the Merger will
                                                                           not be subject to an initial sales charge or a
                                                                           contingent deferred sales charge.
--------------------------------------------------------------------------------------------------------------------------------


Comparison of Principal Risks of Investing in the Pioneer Funds

     Each Pioneer Fund is subject to similar principal risks. You could lose money on your investment in each Pioneer Fund or not make as much as if you invested elsewhere if:

o Interest rates go up, causing the value of the fund's investments to decline. This is known as interest rate risk (this risk may be greater for securities with longer maturities)

o The issuer of a security owned by the fund fails to pay principal and/or interest, otherwise defaults or is perceived to be less creditworthy, the security's credit rating is downgraded, or the credit quality of any underlying assets declines. This is known as credit risk. This risk is greater for high yield securities than for securities of higher credit quality

o New federal or state legislation or other developments adversely affects the tax-exempt status of securities held by the fund or the financial ability of municipalities to repay these obligations

o The issuer of a security owned by the fund may not be able to make timely payments because of a general economic downturn or increased governmental costs

o To the extent the fund concentrates its investments in a single state or securities the payments on which are dependent upon a single industry, the fund will be more susceptible to risks associated with that state or industry

o Pioneer is incorrect in its expectation of changes in interest rates or the credit quality of an issuer


     Although distributions of interest income from each Pioneer Fund's tax-exempt securities are generally exempt from federal income tax, distributions from other sources, including capital gain distributions, and any gains on the sale of your shares, are not. You should consult a tax adviser about whether the alternative minimum tax applies to you and about state and local taxes on your fund distributions.


Additional Principal Risks of Investing in Pioneer Municipal and Equity Income Trust

     Shareholders of your fund are subject to the following additional risks as a result of the fund's equity investments:

o Common Stock Risk. The common stocks and other equity securities in which your fund invests may experience substantial volatility in their market value. Although common stocks typically provide higher returns than debt securities, they are also more susceptible to adverse changes in market value due to issuer-specific events, such as unfavorable earnings reports, negative press releases and market related news. The market values of common stocks are also sensitive to changes in investor perceptions as well as general movements in the equities markets. Common stock holders are also subordinate to debt holders and other senior security holders in an issuer's capital structure, and a common stock may not have any value in the event the issuer declares bankruptcy or is subject to the claims of creditors if the value of the issuer's assets does not exceed the issuer's liabilities. Common stock prices may be sensitive to rising interest rates, as the costs of capital or borrowing increase. Common stocks are also subject to the general risks of the issuer's industry, sector, geographic region and market capitalization.

o Value Investing Risk. Your fund focuses its equity investments on dividend-paying common and preferred stocks that Pioneer believes are undervalued or inexpensive relative to other investments. Such securities are subject to the risk of mis-estimation of certain fundamental factors. In addition, during certain time periods market dynamics may favor "growth" stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors.

     Because your fund is a closed-end fund that uses leverage, shareholders of the fund are subject to the following additional risks:

o Market Discount Risk. Because your fund is a closed-end fund, it is subject to the risk that its shares may trade at prices lower than net asset value. This is a risk that is not applicable to open-end funds, such as Pioneer Tax Free Income Fund, because shares of open-end funds are not traded on a secondary market and are redeemable at their net asset value on any day the NYSE is open. A more complete discussion on these differences is provided under the heading, "Comparison of a Closed-End Fund and an Open-End Fund."

o Leveraging Risk. Your fund uses investment leverage through the issuance of AMPS. Your fund has currently issued AMPS with an aggregate liquidation preference of approximately 32% of the fund's total assets. Your fund is also authorized to borrow or issue debt securities for leveraging purposes up to such limitation and in excess of such limitation for temporary purposes, such as the settlement of transactions. In contrast, Pioneer Tax Free Income Fund does not use leverage in its investment strategy and, as an open-end fund, is not permitted to issue AMPS.

     Leverage creates risks which may adversely affect the return for the holders of common shares of your fund, including:

o the likelihood of greater volatility of net asset value and market price of and dividends on the fund's common shares;

o fluctuations in the dividend rates on any AMPS or in interest rates on borrowings and short-term debt;

o increased operating costs, which are borne entirely by the fund's common shares and which may reduce the total return on the Fund's common shares; and

o the potential for a decline in the value of an investment acquired with leverage, while the fund's obligations as a result of such leverage remain fixed.

     To the extent the income or capital appreciation derived from securities purchased with funds received from leverage exceeds the cost of leverage, the fund's return will be greater than if leverage had not been used. Conversely, if the income or capital appreciation from the securities purchased with such funds is not sufficient to cover the cost of leverage or if the fund's assets decline in value, the return of the fund will be less than if leverage had not been used, and therefore the amount available for distribution to shareholders as dividends and other distributions will be reduced or potentially eliminated.

     The dividend rates for your fund's AMPS are reset in auctions conducted every seven or 28 days. Recently, the credit markets have experienced increased volatility and significantly reduced availability of capital, which have led many of the auctions of auction rate securities, including the auctions of your fund's AMPS, to fail. Upon auction failure, the dividend rate for the next succeeding dividend period is set according to a pre-determined formula, and the resulting rate is higher than the rate which the fund otherwise would pay as a result of a successful auction. Higher dividend rates on the AMPS, which may be indefinite in duration, may reduce the amount of the distributions the fund pays to the holders of its common shares. Alternative forms of leverage have different features and costs.


o Potential Conflict of Interest. Because the management fee paid to Pioneer is calculated on the basis of the fund's managed assets (which equals the aggregate net asset value of the common shares of the fund plus the liquidation preference of AMPS), the management fee will be higher when leverage is utilized, giving Pioneer an incentive to utilize leverage.

     Investment in AMPS of your fund are subject to certain special risk considerations, including:


     Liquidity Risk. Liquidity risk is the possibility that holders of AMPS might be unable to redeem their shares at an auction. Historically, the auctions have provided a means of liquidity to investors wishing to sell their AMPS. An auction is deemed to "fail" if some portion of the preferred shares that were offered for sale at a particular auction were not matched with buyers. Recently, auctions of AMPS have failed as a result of developments in the credit markets.

o When an auction fails, holders of AMPS will not be able to sell some or all of their shares. This situation may continue for a prolonged period of time.

o Because of the nature of the market for AMPS, holders of AMPS may receive less than the price they paid for their AMPS if the AMPS are sold outside of the auction, especially when market interest rates are rising. A market outside the auction may not be available.

o A rating agency could, at any time, downgrade or withdraw its rating assigned to the AMPS without prior notice to the fund or shareholders. Any downgrading or withdrawal of rating could affect the liquidity of the AMPS in an auction.

     Credit Risk. If interest rates rise, the value of the fund's investment portfolio will decline, reducing the asset coverage for the AMPS. Consequently, holders of AMPS could get back less than the par value of their shares.

     Redemption. The fund may be forced to redeem AMPS to meet regulatory or rating agency requirements or may voluntarily redeem AMPS in certain circumstances.

     Dividends. In certain circumstances, the fund may not earn sufficient income from its investments to pay dividends on the AMPS.

The Pioneer Funds' Fees and Expenses

     Shareholders of both Pioneer Funds pay various fees and expenses, either directly or indirectly. The tables below show the fees and expenses that you would pay if you were to buy and hold shares of each Pioneer Fund. The expenses in the tables appearing below are based on (i) for your fund, the expenses of common shares your fund for the twelve-month period ended November 30, 2007, and
(ii) for Pioneer Tax Free Income Fund, the expenses of Class A shares of Pioneer Tax Free Income Fund for the twelve-month period ended December 31, 2007. Future expenses for all share classes may be greater or less. The tables also show the pro forma expenses of the combined fund assuming the Merger occurred on December 31, 2007.

                                                                                                             Combined
                                                                                                              Pioneer
                                                               Pioneer               Pioneer                 Tax Free
                                                            Municipal and           Tax Free                Income Fund
                                                         Equity Income Trust       Income Fund              (Pro Forma
                                                           (12 months ended     (12 months ended          12 months ended
                                                          November 30, 2007)   December 31, 2007)       December 31, 2007)
                                                        --------------------- -------------------- ----------------------------
Shareholder transaction fees
 (paid directly from your investment)                    Common Shares              Class A                  Class A
Maximum sales charge (load) when you buy shares as a
 percentage of offering price .........................      None(1)                 4.50%                    4.50%
Maximum deferred sales charge (load) as a percentage of
 offering price or the amount you receive when you sell
 shares, whichever is less ............................      None(2)                 None(4)                  None(4)
Dividend reinvestment plan fees .......................      None(2)                 None                     None
Redemption fee as a percentage of amount redeemed,
 if applicable ........................................      None(3)                 None                     None
Annual Fund operating expenses (deducted from
 fund assets) as a % of average daily net assets
Management Fee ........................................      0.83%(5)                0.48%(7)(8)              0.46%(7)(9)
Distribution and Service (12b-1) Fee ..................      None(1)                 0.25%                    0.25%
Other Expenses ........................................      0.43%                   0.16%(8)                 0.23%(9)
Total Annual Fund Operating Expenses(6) ...............      1.26%(11)               0.89%(8)                 0.94%(9)
-----------------------------------------------------------------------------------------------------------------------------
Less: Fee Waiver and Expense Limitations ..............      0.00%                   0.00%                   (0.05)%(9)(10)
Net Expenses ..........................................      1.26%(11)               0.89%(8)                 0.89%(9)(10)



     The hypothetical examples below help you compare the cost of investing in each Pioneer Fund. It assumes that: (a) you invest $10,000 in each Pioneer Fund for the time periods shown, (b) you reinvest all dividends and distributions,
(c) your investment has a 5% return each year, (d) each Pioneer Fund's total operating expenses remain the same and (e) Pioneer's contractual expense limitation for the combined Pioneer Tax Free Income Fund's Class A shares is in effect through year one. Pro forma expenses are included assuming a Merger with your fund and Pioneer Tax Free Income Fund. The examples are for comparison purposes only and are not a representation of either fund's actual expenses or returns, either past or future.

Example



                                                                                                Combined
                                               Pioneer                                          Pioneer
Number of years                             Municipal and               Pioneer           Tax Free Income Fund
you own your shares                      Equity Income Trust     Tax Free Income Fund         (Pro Forma)
-------------------------------------   ---------------------   ----------------------   ---------------------
Class A -- assuming redemption at end
of period
 Year 1 .............................           $  128                  $  537                   $  537
 Year 3 .............................           $  400                  $  721                   $  731
 Year 5 .............................           $  692                  $  921                   $  942
 Year 10 ............................           $1,523                  $1,497                   $1,548
Class A -- assuming no redemption
 Year 1 .............................           $  128                  $  537                   $  537
 Year 3 .............................           $  400                  $  721                   $  731
 Year 5 .............................           $  692                  $  921                   $  942
 Year 10 ............................           $1,523                  $1,497                   $1,548


----------

(1) Shares of your fund purchased on the secondary market are not subject to sales charges, deferred sales charges (or 12b-1 fees) but may be subject to brokerage commissions or other charges. The table does not reflect the underwriting commission paid by your fund's shareholders in connection with the initial offering of common shares.

(2) A shareholder that directs the dividend reinvestment plan agent to sell shares held in a dividend reinvestment account will pay brokerage charges.

(3) Shares of your fund are not redeemable, and any sales of shares must be effected in the secondary market.

(4) Class A purchases of $1 million or more and purchases by participants in certain group plans are not subject to an initial sales charge but may be subject to a contingent deferred sales charge of 1%.

(5) Pioneer's annual fee is equal to 0.60% of your fund's average daily managed assets. "Managed assets" is the average daily value of your fund's total assets minus the sum of the your fund's liabilities, which liabilities exclude debt related to leverage, short-term debt and the aggregate liquidation preference of any outstanding AMPS. For the year ended, November 30, 2007, the net management fee was 0.60% of your fund's average daily managed assets, which was equivalent to 0.83% of the Trust's average daily net assets attributable to common shareowners.

(6) Each Pioneer Fund's total annual operating expenses in the table have not been reduced by any expense offset arrangements.


(7) The fund's management fee is calculated at the annual rate of 0.50% of the fund's average daily net assets up to $250 million, 0.45% of the next $500 million; and 0.40% on assets over $750 million. Prior to January 1, 2008, the fund's management fee was calculated at the annual rate of 0.50% of the fund's average daily net assets up to $250 million, 0.48% of the next $50 million; and 0.45% on assets over $300 million.

(8) "Management Fee" and "Other Expenses" of Pioneer Tax Free Income Fund have been restated to reflect increased expenses resulting from a decline in net assets since December 31, 2007.

(9) "Management Fee" and "Other Expenses" of Combined Pioneer Tax Free Income Fund reflect increased expenses resulting from anticipated redemptions by shareholders following the Merger.

(10) If shareholders of your fund approve the Merger, Pioneer will contractually agree to limit the combined fund's ordinary operating expense to the extent required to reduce the combined fund's expenses to 0.89% of the average daily net assets attributable to Class A shares of the combined fund. Ordinary operating expenses include all fund expenses other than extraordinary expenses, such as litigation, taxes and brokerage commissions. This expense limitation would be in effect for three years from the date of the Merger. There can be no assurance that Pioneer will extend the expense limitations beyond such time.

(11) Does not reflect the effect of dividend payments to preferred shareowners. The ratio of net expenses and preferred share dividends to average net assets of common shareowners is 2.96%.


Comparison of each Pioneer Fund's Performance

     The following table shows your fund's highest and lowest NYSE market price per share for each quarter over the past two fiscal years and the quarters ended February 29, 2008 and May 31, 2008. Also included in the table is the net asset value per share of your fund on that date and the percentage discount or premium to net asset value (expressed as a percentage) that the sales price represents.


  Market Price Per Share and Trading Discount for Pioneer Municipal and Equity
                                  Income Trust


------------------------------------------------------------------------------------------------------------
                                                                                     (Discount)/Premium
                         NYSE Market Price*            Net Asset Value                   Percentage
------------------------------------------------------------------------------------------------------------
Quarter Ended             High          Low           High          Low             High              Low
------------------------------------------------------------------------------------------------------------
February 28, 2006       $ 12.87       $ 12.05       $ 15.24       $ 14.53          (14.91)%         (18.35)%
------------------------------------------------------------------------------------------------------------
May 31, 2006            $ 12.91       $ 12.21       $ 15.28       $ 14.64          (14.86)%         (16.68)%
------------------------------------------------------------------------------------------------------------
August 31, 2006         $ 13.05       $ 12.25       $ 15.45       $ 14.66          (15.08)%         (17.25)%
------------------------------------------------------------------------------------------------------------
November 30, 2006       $ 14.00       $ 13.00       $ 16.17       $ 15.39          (13.42)%         (15.67)%
------------------------------------------------------------------------------------------------------------
February 28, 2007       $ 14.55       $ 13.87       $ 16.43       $ 16.08          (10.46)%         (14.54)%
------------------------------------------------------------------------------------------------------------
May 31, 2007            $ 15.25       $ 14.32       $ 16.64       $ 16.15          ( 7.70)%         (11.75)%
------------------------------------------------------------------------------------------------------------
August 31, 2007         $ 15.26       $ 12.97       $ 16.50       $ 14.76          ( 6.11)%         (12.13)%
------------------------------------------------------------------------------------------------------------
November 30, 2007       $ 14.58       $ 13.22       $ 15.64       $ 14.46          ( 5.57)%         (10.13)%
------------------------------------------------------------------------------------------------------------
February 29, 2008       $ 14.03       $ 12.56       $ 14.82       $ 12.97          ( 3.02)%         ( 9.61)%
------------------------------------------------------------------------------------------------------------
May 31, 2008            $ 12.99       $ 11.60       $ 13.44       $ 12.76          ( 2.11)%         ( 9.18)%
------------------------------------------------------------------------------------------------------------

----------


     As of June 30, 2008, your fund had a market value per share of $12.02 and a net asset value per share of $12.48, resulting in a (3.69)% discount to net asset value.


* Market price refers to the inter-dealer price, without retail mark-up, mark-down or commission, and may not necessarily represent actual transactions.

     The following charts provide some indication of the risk of investing in your fund or Pioneer Tax Free Income Fund by showing changes in each fund's performance from year to year and by showing how each fund's average annual returns for 1, 5 and 10 years compare with those of a broad measure of market performance.

     The bar charts show the year-by-year performance of common shares of Pioneer Municipal and Equity Income Trust and Class A shares of Pioneer Tax Free Income Fund for the past 10 calendar years or since inception if less than 10 years. The chart does not reflect any sales charge you may pay when you buy or sell Pioneer Fund shares. Any sales charge will reduce your return.

     The table below shows the average annual total returns for Pioneer Municipal and Equity Income Trust (at net asset value and at market price) and average annual total returns (before and after taxes) for Pioneer Tax Free Income Fund's Class A shares over time, each compared with a broad-based securities market index.

     Past performance (before and after taxes) does not indicate future results.

  Pioneer Municipal and Equity Income Trust's Annual Returns -- Common Shares*
                            (Years ended December 31)

[THE FOLLOWING DATA IS REPRESENTED AS A BAR CHART IN THE PRINTRED MATERIAL]

'05      5.39
'06     14.36
'07     -5.14

----------


* During the period shown in the bar chart, Pioneer Municipal and Equity Income Trust's highest quarterly return was 6.70% for the quarter ended September 30, 2006, and the lowest quarterly return was (4.75)% for the quarter ended December 31, 2007. For the period from January 1, 2008 to June 30, 2008, Pioneer Municipal and Equity Income Trust's return was (8.98)%.


        Pioneer Tax Free Income Fund's Annual Returns -- Class A Shares*
                            (Years ended December 31)

[THE FOLLOWING DATA IS REPRESENTED AS A BAR CHART IN THE PRINTRED MATERIAL]

'98      6.20
'99     -4.29
'00     11.63
'01      4.13
'02      7.06
'03      5.80
'04      4.76
'05      4.05
'06      5.31
'07     -1.23

----------


* During the period shown in the bar chart, Pioneer Tax Free Income Fund's highest quarterly return was 4.84% for the quarter ended December 31, 2000, and the lowest quarterly return was (3.38)% for the quarter ended June 30, 2004. For the period from January 1, 2008 to June 30, 2008, Pioneer Tax Free Income Fund's return was (3.42)%.

                          Average Annual Total Returns
                      (for periods ended December 31, 2007)

-----------------------------------------------------------------------------------------------------------------------
                                                                                                  Since
                                                                                                Inception
                                                                                   1 Year       (1/30/04)
-----------------------------------------------------------------------------------------------------------------------
 Pioneer Municipal and Equity Income Trust
-----------------------------------------------------------------------------------------------------------------------
  Common Shares -- (at net asset value before taxes)(1)                             (5.14)%        5.71%
-----------------------------------------------------------------------------------------------------------------------
  Common Shares -- (at market value before taxes)(1)                                 2.76%         2.94%
-----------------------------------------------------------------------------------------------------------------------
 Lehman Brothers Municipal Bond Index (reflects no deduction for taxes)(2)           3.36%         3.98%
-----------------------------------------------------------------------------------------------------------------------
 Standard & Poor's 500 Stock Index (reflects no deduction for taxes)(2)              5.49%         8.87%
-----------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------
                                                                                                               Since
                                                                                                             Inception
                                                                           1 Year     5 Years   10 Years     (1/18/77)
-----------------------------------------------------------------------------------------------------------------------
 Pioneer Tax Free Income Fund
-----------------------------------------------------------------------------------------------------------------------
  Class A -- Before Taxes                                                  (5.65)%      2.75%     3.78%        5.84%
-----------------------------------------------------------------------------------------------------------------------
  Class A -- After Taxes on Distribution(3)                                (5.68)%      2.73%     3.66%        5.67%
-----------------------------------------------------------------------------------------------------------------------
  Class A -- After Taxes on Distributions and Sale of Fund Shares(3)       (2.31)%      2.98%     3.82%        5.72%
-----------------------------------------------------------------------------------------------------------------------
 Lehman Brothers Municipal Bond Index                                       3.36%       4.30%     5.18%        7.49%(5)
  (reflects no deduction for taxes)(4)
-----------------------------------------------------------------------------------------------------------------------

----------

(1) The average annual total returns reflect reinvestment of all dividends and distributions. Distributions are assumed, for this calculation, to be reinvested at prices obtained under the dividend reinvestment plan. The performance does not reflect any brokerage commissions associated with the purchase or sale of the common shares on the NYSE, any underwriting spread or sales charges paid in Pioneer Municipal and Equity Income Trust's initial public offering of its common shares or the deduction of taxes a shareholder would pay on distributions or the sale of common shares.

(2) The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market. The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Unlike the fund, the indexes are not managed and do not incur fees, expenses or taxes. You cannot invest directly in an index.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. Furthermore, the after-tax returns shown are not relevant to shareholders who hold a Pioneer Fund's shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market. Unlike the fund, the index is not managed and does not incur fees, expenses or taxes. You cannot invest directly in an index. The table reflects sales charges applicable to the class, assumes that you sell your shares at the end of the period and assumes that you reinvest all of your dividends and distributions.

(5) Since December 31, 1979. Index return information is not available for prior periods.

     The most recent portfolio management discussion of each Pioneer Fund's performance is attached as Exhibit B.

Other Investment Policies

     In addition to the principal investment policies described above, each Pioneer Fund is subject to the following fundamental investment restrictions. These restrictions may not be changed without the approval of the holders of a majority of the fund's outstanding voting securities (as defined in the 1940
Act) (a "1940 Act Majority"). A 1940 Act Majority means the lesser of (i) 67% of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares of the fund. With respect to your fund, the investment restrictions cannot be changed without the approval of a 1940 Act Majority of the outstanding common shares and AMPS, voting together as a class, and the approval of a 1940 Act Majority of the outstanding AMPS, voting separately.

--------------------------------------------------------------------------------
                          Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------
Borrowing         The fund may not borrow money, except as permitted by
                  applicable law, as amended and interpreted or modified from time to time by any regulatory authority having jurisdiction.
--------------------------------------------------------------------------------
Underwriting      The fund may not act as an underwriter, except insofar as the fund technically may be deemed to be an underwriter in
                  connection with the purchase or sale of its portfolio
                  securities.
--------------------------------------------------------------------------------
Lending           The fund may not make loans, except that the fund
                  may (i) lend portfolio securities in accordance with
                  the fund's investment policies, (ii) enter into
                  repurchase agreements, (iii) purchase all or a portion
                  of an issue of publicly distributed debt securities,
                  bank loan participation interests, bank certificates of
                  deposit, acceptances, debentures or other securities,
                  whether or not the purchase is made upon the
                  original issuance of the securities, (iv) participate in
                  a credit facility whereby the fund may directly lend to
                  and borrow money from other affiliated funds to the
                  extent permitted under the 1940 Act or an exemption
                  therefrom, and (v) make loans in any other manner
                  consistent with applicable law, as amended and
                  interpreted or modified from time to time by any
                  regulatory authority having jurisdiction.
--------------------------------------------------------------------------------
Issuing Senior    The fund may not issue senior securities, except as
Securities        permitted by applicable law, as amended and
                  interpreted or modified from time to time by any regulatory authority having jurisdiction. Senior securities that the fund may issue in accordance with the 1940 Act include AMPS,
                  borrowing, futures, when-issued and delayed delivery
                  securities and forward foreign currency exchange transactions.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                Pioneer Tax Free Income Fund
--------------------------------------------------------------------------------
Borrowing         The fund may not borrow money except as permitted by (i) the
                  1940 Act, or interpretations or modifications by the
                  Securities and Exchange Commission (the "SEC"), SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.
--------------------------------------------------------------------------------
Underwriting      The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the
                  1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii)
                  exemptive or other relief or permission from the SEC, SEC
                  staff or other authority of competent jurisdiction.
--------------------------------------------------------------------------------
Lending           The fund may lend money or other assets to the
                  extent permitted by (i) the 1940 Act, or
                  interpretations or modifications by the SEC, SEC staff
                  or other authority of competent jurisdiction, or (ii)
                  exemptive or other relief or permission from the
                  SEC, SEC staff or other authority of
                  competent jurisdiction.
--------------------------------------------------------------------------------
Issuing Senior    The fund may not issue senior securities except as
Securities        permitted by (i) the 1940 Act, or interpretations or
                  modifications by the SEC, SEC staff or other authority of
                  competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of
                  competent jurisdiction.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Pioneer Municipal and Equity Income Trust
--------------------------------------------------------------------------------
Real Estate       The fund may not invest in real estate, except the
                  fund may invest in securities of issuers that invest in
                  real estate or interests therein, securities that are
                  secured by real estate or interests therein, securities
                  of real estate investment trusts, mortgage-backed
                  securities and other securities that represent a
                  similar indirect interest in real estate, and the fund
                  may acquire real estate or interests therein through
                  exercising rights or remedies with regard to an
                  instrument.
--------------------------------------------------------------------------------
Commodities       The fund may not invest in commodities or commodity
                  contracts, except that the fund may invest in currency
                  instruments and contracts and financial instruments and
                  contracts that might be deemed to be commodities and
                  commodity contracts. A futures contract, for example, may be deemed to be a commodity contract.
--------------------------------------------------------------------------------
Concentration     The fund may not invest 25% or more of the value of its total assets in any one industry, provided that this limitation
                  does not apply to municipal securities other than those
                  municipal securities backed by assets and revenues of similar projects.
--------------------------------------------------------------------------------
Diversification   The fund may not make any investment inconsistent
                  with its classification as a diversified closed-end
                  investment company (or series thereof) under the
                  1940 Act. This means that with respect to 75% of
                  the its total assets, the fund may not purchase
                  securities of an issuer (other than the U.S.
                  government, its agencies or instrumentalities), if
                  such purchase would cause more than 5% of the
                  fund's total assets, taken at market value, to be
                  invested in the securities of a single issuer, or if
                  such purchase would at the same time result in
                  more than 10% of the outstanding voting securities
                  of such issuer being held by the fund.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Pioneer Tax Free Income Fund
--------------------------------------------------------------------------------
Real Estate       The fund may not purchase or sell real estate except
                  as permitted by (i) the 1940 Act, or interpretations or
                  modifications by the SEC, SEC staff or other authority of
                  competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of
                  competent jurisdiction.
-------------------------------------------------------------------------------
Commodities       The fund may purchase or sell commodities or contracts
                  related to commodities to the extent permitted by (i) the
                  1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii)
                  exemptive or other relief or permission from the SEC, SEC
                  staff or other authority of competent jurisdiction.
-------------------------------------------------------------------------------
Concentration     Except as permitted by exemptive or other relief or
                  permission from the SEC, SEC staff or other authority of
                  competent jurisdiction, the fund may not make any investment if, as a result, the Fund's investments will be concentrated in any one industry.
-------------------------------------------------------------------------------
Diversification   The fund does not have a fundamental policy
                  regarding diversification. However, the fund is a
                  diversified open-end investment company under the
                  1940 Act. This means that with respect to 75% of
                  the its total assets, the fund may not purchase
                  securities of an issuer (other than the U.S.
                  government, its agencies or instrumentalities), if
                  such purchase would cause more than 5% of the
                  fund's total assets, taken at market value, to be
                  invested in the securities of a single issuer, or if
                  such purchase would at the same time result in
                  more than 10% of the outstanding voting securities
                  of such issuer being held by the fund. The fund may
                  not change its classification from diversified to
                  non-diversified without shareholder approval.
--------------------------------------------------------------------------------

     In addition to the above, Pioneer Tax Free Income Fund's policy that the fund will invest at least 80% of its assets in investments the income from which will be exempt from regular federal income tax is fundamental.

     Each Pioneer Fund's investment objective is fundamental.

                           OTHER IMPORTANT INFORMATION
                              CONCERNING THE MERGER

                              Portfolio Securities


     The Merger is scheduled to occur on or about October 3, 2008 but may occur on such later date as the parties may agree in writing (the "Closing Date"). After the Meeting but prior to the Closing Date, your fund will sell certain securities in its portfolio, including all of its non-municipal securities. The disposition of certain of your fund's securities prior to the Closing Date could result in significant brokerage expense to your fund and also will cause your fund to realize gains or losses in the current tax year. Your fund will be able to offset any net gain from such securities dispositions with its available net capital loss carryovers, and any gain not so offset will result in a distribution that will be taxable to you. The Trustees anticipate, however, that there will be sufficient loss carryovers to offset any net gain recognized by your fund as a result of securities dispositions. Because a significant portion of your fund's loss carryforwards would be used to offset such gains, your fund does not expect to have any loss carryforwards that would expire unused as a result of the Merger.

     If the Merger is consummated, Pioneer will analyze and evaluate the portfolio securities of your fund invested in municipal securities. Consistent with Pioneer Tax Free Income Fund's investment objective and policies, any restrictions imposed by the Code, and in the best interests of Pioneer Tax Free Income Fund's shareholders (including former shareholders of your fund), Pioneer will determine the extent to which the portfolio securities of your fund will be held by Pioneer Tax Free Income Fund. It is possible that there may be additional sales of some of the portfolio securities of your fund following the Merger. Subject to market conditions at the time of any such sale, the sale of the portfolio securities by the combined fund may result in a capital gain or loss. The actual tax consequences of any sale of portfolio securities will vary depending upon the specific security(ies) being sold and the combined fund's ability to use any available tax loss carryforwards. As noted above, the sale of portfolio securities may also result in significant brokerage expense to the combined fund.


              Comparison of a Closed-End Fund and an Open-End Fund

     It is proposed that your fund be merged with and into Pioneer Tax Free Income Fund. Although each fund is a Delaware statutory trust, your fund is a closed-end fund whose shares are traded on the NYSE whereas Pioneer Tax Free Income Fund is an open-end fund whose shares can be redeemed on request. The differences between the rights of shareholders of your fund and those of Pioneer Tax Free Income Fund relate primarily to the different characteristics of a closed-end fund and an open-end fund. Below is a summary of the principal differences between a closed-end fund and an open-end fund.

     Closed-end investment companies neither redeem their outstanding shares nor engage in the ongoing sale of new shares, and thus operate with a relatively fixed capitalization. Shares of closed-end investment companies typically are bought and sold on national securities exchanges. The shares of your fund currently are traded on the NYSE and during the last few years have traded at a discount from net asset value.


     Pioneer Tax Free Income Fund is registered as an open-end investment company under the 1940 Act. Open-end investment companies are commonly referred to as "mutual funds" and generally issue redeemable securities on an ongoing basis. Open-end fund shares are sold at their net asset value per share next calculated after the fund receives a purchase request in good order. Shares of a closed-end fund are typically bought on a national securities exchange and may trade at a discount or premium to net asset value. Open-end fund shares are redeemable each day the NYSE is open at their net asset value. Pioneer Tax Free Income Fund engages in a continuous offering of its shares of beneficial interest. Class A shares of Pioneer Tax Free Income Fund are offered with an initial sales charge up to 4.50% of the offering price, which is reduced or waived for large purchases and certain types of investors. You will be able to exchange your Class A shares received as a result of the Merger into Class A shares of other Pioneer Funds. Class A shares are subject to distribution and service (12b-1) fees of 0.25% of average daily net assets. Other classes of shares of Pioneer Tax Free Income Fund have different features. Shareholders of Pioneer Tax Free Income Fund may, on any day the NYSE is open, redeem their shares and receive the net asset value of the shares next computed after the receipt of the redemption request in good order, less any applicable sales charges.


     In addition to the methods of acquiring and disposing of shares and their potential impact on portfolio management, there are a number of other differences between the funds that you should consider:

o Effect of redemption rights on value of shares. As stated above, the shareholders of open-end funds redeem their shares at the "public offering price," meaning net asset value plus any applicable sales charge. The right to transact at the public offering price is established by Section 22(d) of the 1940 Act. This provision effectively eliminates any discount that may occur when shares of a closed-end fund trade on the secondary market. Conversely, this provision precludes the possibility of ever receiving a premium over net asset value at which shares of a closed-end fund may trade on the secondary market.

o Shareholder services. Shareholders of Pioneer Tax Free Income Fund may participate in an exchange privilege allowing them to exchange their shares for Class A shares of other Pioneer open-end funds. These exchange privileges are not available to shareholders of closed-end funds, such as your fund. In addition, shareholders of Pioneer Tax Free Income Fund receive other shareholder services and privileges that are not provided to shareholders of your fund, as discussed under "Additional Information About The Pioneer Funds".

o Dividend Reinvestment Plan. For the period prior to the proposed Merger, shareholders of your fund participating in the Dividend Reinvestment Plan will continue to have their dividends reinvested in shares of the fund in accordance with the Dividend Reinvestment Plan unless they elect otherwise. The Dividend Reinvestment Plan is expected to be suspended, however, with respect to any dividend payable on the business day immediately preceding and up through the Closing Date. Any such dividend will be paid to Dividend Reinvestment Plan participants in cash. Following the Merger, former shareholders of your fund who participated in the Dividend Reinvestment Plan may have their dividends reinvested in Class A shares of Pioneer Tax Free Income Fund at net asset value.

o Shareholder meetings. The NYSE listing regulations require that your fund hold an annual meeting of shareholders. Pioneer Tax Free Income Fund is not required to and generally does not hold such annual meetings.

                                 Capitalization

     The following table sets forth the capitalization of each Pioneer Fund as of December 31, 2007 and the pro forma combined capitalization of the combined fund as if the Merger had occurred on that date. If the Merger is consummated, the actual exchange ratios on the Closing Date may vary from the exchange ratios indicated. This is due to changes in the market value of the portfolio securities of both Pioneer Funds between December 31, 2007 and the Closing Date, changes in the amount of undistributed net investment income and net realized capital gains of both Pioneer Funds during that period resulting from income and distributions, and changes in the accrued liabilities of both Pioneer Funds during the same period.


                                                                                       Pioneer
                                                                                      Tax Free                  Pro Forma
                                     Pioneer                 Pioneer                 Income Fund                 Pioneer
                                  Municipal and              Tax Free                 Pro Forma                  Tax Free
                               Equity Income Trust         Income Fund               Adjustments               Income Fund
                               (December 31, 2007)     (December 31, 2007)     (December 31, 2007)(1)     (December 31, 2007)(1)
                              ---------------------   ---------------------   ------------------------   -----------------------
Net Assets
 Class A ..................                  --           $ 313,705,643            $  413,426,136             $ 726,831,779
 Class B ..................                  --           $  14,622,470                        --             $  14,622,470
 Class C ..................                  --           $  13,580,501                        --             $  13,580,501
 Class Y ..................                  --           $ 219,814,431                        --             $ 219,814,431
 Common Shares ............       $ 413,631,136                      --                        --                        --
 AMPS .....................       $ 176,250,000                      --            $ (176,250,000)                       --
 Total Net Assets .........                  --           $ 561,723,045                        --             $ 974,849,181
Net Asset Value Per Share
 Class A ..................                  --           $       11.13                        --             $       11.13
 Class B ..................                  --           $       11.04                        --             $       11.04
 Class C ..................                  --           $       10.96                        --             $       10.96
 Class Y ..................                  --           $       11.07                        --             $       11.07
 Common Shares ............       $       14.41                      --                        --                        --
 AMPS .....................       $      25,000                      --                        --                        --
Shares Outstanding
 Class A ..................                  --              28,179,852                37,118,700                65,298,552
 Class B ..................                  --               1,324,866                        --                 1,324,866
 Class C ..................                  --               1,239,065                        --                 1,239,065
 Class Y ..................                  --              19,858,193                        --                19,858,193
 Common Shares ............          28,706,981                      --               (28,706,981)                       --
 AMPS .....................               7,050                      --                    (7,050)                       --


----------


(1) The pro forma data reflects the liquidation of Pioneer Municipal and Equity Income Trust's non-municipal securities for cash, with the proceeds of such redemption used to redeem AMPS. The pro forma data also reflects adjustments to account for the costs of the Merger to be borne by Pioneer Municipal and Equity Income Trust, which are estimated to be $500,000, and Class A shares of Pioneer Tax Free Income Fund, which are estimated to be $5,000.

     It is impossible to predict how many Class A shares of Pioneer Tax Free Income Fund actually will be received by common shareholders of your fund on the Closing Date. The table should not be relied upon to determine the amount of Pioneer Tax Free Income Fund shares that will actually be received and distributed.

                    TERMS OF THE AGREEMENT AND PLAN OF MERGER

The Merger

o    The Merger is scheduled to occur on the Closing Date.

o Your fund will merge with and into Pioneer Tax Free Income Fund. All of the assets and liabilities of your fund will become the assets and liabilities of Pioneer Tax Free Income Fund, and your fund will cease to exist. The outstanding common shares of your fund will be converted into a number of whole or fractional Class A shares of Pioneer Tax Free Income Fund with an aggregate net asset value equal to the aggregate net asset value of the common shares of your fund immediately prior to the Merger. The net asset value of both Pioneer Funds will be computed as of the close of regular trading on the New York Stock Exchange on the Closing Date.

o Holders of each of your fund's common shares and AMPS are entitled to vote on the Agreement and Plan of Merger. An affirmative vote of a 1940 Act Majority of the outstanding common shares and the affirmative vote of a 1940 Act Majority of the outstanding AMPS, voting separately, will be required to approve the Agreement and Plan of Merger. After the Meeting but prior to the Closing Date, your fund will call for redemption and redeem all of its outstanding AMPS. Only common shares will be converted into Class A shares of Pioneer Tax Free Income Fund in the Merger.

o No sales load, contingent deferred sales charge, commission, redemption fee or other transaction fee will be charged as a result of the Merger. After the Merger, you will be permitted to exchange your Class A shares of Pioneer Tax Free Income Fund into Class A shares of other Pioneer Funds without a sales charge. Class A shares are subject to a Rule 12b-1 fee of 0.25%. Class A shares do not currently charge a redemption fee.

o The Merger generally will not result in income, gain or loss being recognized for federal income tax purposes by either Pioneer Fund or its shareholders, except as set forth below under the heading "Tax Status of the Merger," and will not take place unless the Pioneer Funds receive an opinion concerning the tax consequences of the Merger from Bingham McCutchen LLP, counsel to the Pioneer Funds, as further described below under the heading "Tax Status of the Merger."

Agreement and Plan of Merger

     The shareholders of your fund are being asked to approve an Agreement and Plan of Merger, the form of which is attached as Exhibit A to this Proxy Statement/Prospectus and incorporated herein by this reference. The description of the Agreement and Plan of Merger contained herein, which includes the material provisions of the Agreement and Plan of Merger, is qualified in its entirety by the attached copy.

     Cancellation of Share Certificates. If your shares are represented by one or more share certificates before the Closing Date, on the Closing Date all certificates will be canceled, will no longer evidence ownership of your fund's shares and will evidence ownership of Pioneer Tax Free Income Fund shares. Pioneer Tax Free Income Fund will not issue share certificates in the Merger.

     Conditions to Closing the Merger. The obligation of your fund to consummate the Merger is subject to the satisfaction of certain conditions, including the performance by Pioneer Tax Free Income Fund of all its obligations under the Agreement and Plan of Merger and the receipt of all consents, orders and permits necessary to consummate the Merger (see Agreement and Plan of Merger, Section
6).

     The obligation of Pioneer Tax Free Income Fund to consummate the Merger is subject to the satisfaction of certain conditions, including your fund's performance of all of its obligations under the Agreement and Plan of Merger, the receipt of certain documents and financial statements from your fund and the receipt of all consents, orders and permits necessary to consummate the Merger (see Agreement and Plan of Merger, Section 7).

     The obligations of your fund and Pioneer Tax Free Income Fund are subject to approval of the Agreement and Plan of Merger by the necessary vote of the outstanding shares of your fund in accordance with the provisions of your fund's Declaration of Trust and By-Laws and the Statement of Preferences with respect to the AMPS. The Pioneer Funds' obligations are also subject to the receipt of a favorable opinion of Bingham McCutchen LLP as to the federal income tax consequences of the Merger (see Agreement and Plan of Merger, Section 8.5).

     Termination of Agreement and Plan of Merger. The Board of Trustees of either Pioneer Fund may terminate the Agreement and Plan of Merger (even if the shareholders of your fund have already approved it) at any time before the Closing Date if the Board believes that proceeding with the Merger would no longer be in the best interests of shareholders of the Fund.


     Expenses of the Merger. Holders of common shares of your fund will bear the costs associated with the Merger, including the costs of preparing and printing the Proxy Statement/Prospectus, the solicitation costs incurred in connection with the Merger, the costs of liquidating portfolio securities, and the costs associated with redeeming AMPS and other redemptions anticipated in connection with the Merger.


                            TAX STATUS OF THE MERGER

     The Merger is conditioned upon the receipt by each Pioneer Fund of an opinion from Bingham McCutchen LLP, counsel to the Pioneer Funds, substantially to the effect that, for federal income tax purposes:

o The Merger will constitute a "reorganization" within the meaning of Section 368(a) of the Code, and each of your fund and Pioneer Tax Free Income Fund will be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

o No gain or loss will be recognized by your fund upon the vesting of the assets and liabilities of your fund as assets and liabilities of Pioneer Tax Free Income Fund or upon the conversion of shares of your fund into a number of shares of Pioneer Tax Free Income Fund, including fractional shares, except for (A) gain or loss that may be recognized on the transfer of "section 1256 contracts" as defined in Section 1256(b) of the Code, (B) gain that may be recognized on the transfer of stock in a "passive foreign investment company" as defined in Section 1297(a) of the Code, or (C) any other gain that may be required to be recognized as a result of the closing of your fund's taxable year;

o The tax basis of the assets of your fund acquired by Pioneer Tax Free Income Fund will be the same as the tax basis of those assets in the hands of your fund immediately prior to the Merger, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by your fund on the Merger;

o The holding periods of the assets of your fund in the hands of Pioneer Tax Free Income Fund, other than assets with respect to which gain or loss is required to be recognized, will include your fund's holding period for those assets;

o No gain or loss will be recognized by Pioneer Tax Free Income Fund upon the vesting of the assets and liabilities of your fund as assets and liabilities of Pioneer Tax Free Income Fund;

o You will not recognize gain or loss on the conversion of your shares into shares of Pioneer Tax Free Income Fund as part of the Merger;

o The aggregate basis of Pioneer Tax Free Income Fund shares received by you in the Merger will be the same as the aggregate basis of the shares of your fund you held immediately prior to the Merger;

o The holding period of Pioneer Tax Free Income Fund shares received by you in the Merger will include the holding period of the shares of your fund that were converted into such Pioneer Tax Free Income Fund shares, provided that you held the shares of your fund as capital assets on the Closing Date.

     In rendering such opinion, counsel shall rely upon, among other things, certain facts, assumptions and representations of Pioneer Tax Free Income Fund and your fund.

     No tax ruling has been or will be received from the Internal Revenue Service ("IRS") in connection with the Merger. An opinion of counsel is not binding on the IRS or a court, and no assurance can be given that the IRS would not assert, or a court would not sustain, a contrary position.


     Immediately prior to the Merger, your fund will sell the non-municipal securities in its Portfolio, call for redemption and redeem all of its outstanding AMPS, and will declare and pay a dividend, which, together with all previous dividends, is intended to have the effect of distributing to your fund's shareholders all of your fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid), all of its net tax-exempt income and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carryover). Such distributions may result in taxable income to you.


     The foregoing discussion is very general, and does not take into account any considerations that may apply to certain classes of taxpayers who are subject to special circumstances, such as shareholders who are not citizens of or residents of the United States, insurance companies, tax-exempt organizations, financial institutions, dealers in securities or foreign currencies, or persons who hold their shares as part of a straddle or conversion transaction. You should consult your tax adviser for the particular tax consequences to you of the transaction, including the applicability of any state, local or foreign tax laws.

                      BOARDS' EVALUATION AND RECOMMENDATION

     The Trustees of your fund believe that the proposed Merger will be advantageous to the shareholders of your fund for several reasons. The Trustees considered the following matters, among others, in approving the proposal:


     The Board considered the benefit to shareholders of an open-end fund that permits redeeming or purchasing shares at net asset value. The Trustees noted that, because common shares of closed-end funds, such as your fund, are not redeemable and instead are bought and sold on the open market, the market price of these shares is influenced by a number of factors and, at times, may trade at a discount (or premium) to net asset value. Your fund's net asset value per share can be expected to vary from the market price of its shares, and the Trustees considered that your fund's common shares generally have traded at a discount to net asset value, ranging from (3.02)% (low) to (17.25)% (high) over the past two years ended February 29, 2008 and traded at a discount of (6.14)% as of April 30, 2008. The Trustees noted that the merger of your fund into Pioneer Tax Free Income Fund effectively would provide your fund's shareholders with liquidity for their common shares at net asset value, thereby eliminating the discount at which your fund's common shares historically have traded. The Trustees also noted requests for enhanced liquidity from common shareholders and changes in your fund's shareholder base related to investors seeking liquidity.


     The Board considered that Pioneer Tax Free Income Fund is an established open-end fund that, like your fund, pursues a tax-oriented investment approach. Pioneer Tax Free Income Fund invests at least 80% of its total assets in investment grade securities that provide income that is exempt from regular federal income tax and is not subject to the alternative minimum tax (AMT). Your fund invests in a portfolio consisting primarily of (i) municipal securities and
(ii) common stocks and preferred securities that pay tax-qualified dividends. Your fund invests at least 50%, and may invest up to 75%, of its total assets in municipal securities. The portion of your fund's portfolio invested in municipal securities is similar in many respects to Pioneer Tax Free Income Fund, including overall credit quality, maturity distribution and sector weights. However, unlike Pioneer Tax Free Income Fund, your fund invests at least 25%, and may invest up to 50%, of its total assets in equity securities. The Board noted that prior to the Closing Date, your fund will sell the non-municipal securities in its portfolio.


     The Board considered that, as of March 31, 2008, Pioneer Tax Free Income Fund's performance was comparable to your fund's performance. As of February 29, 2008, your fund's average annual returns for the past one and three year periods were (14.69)% and (0.72)%, respectively. In comparison, Pioneer Tax Free Income Fund's Class A shares' average annual returns as of March 31, 2008 for the past one and three year periods were (5.14)% and 1.29%, respectively.

     The Board considered that the combined fund is expected to have a yield that is comparable to the yield of your fund. The Board considered that your fund's portfolio of municipal bonds had a book yield of approximately 6% (as of February 29, 2008), and that Pioneer Tax Free Income Fund's portfolio had a book yield of approximately 5.4% (as of February 29, 2008). The Board considered that as of March 31, 2008 the 30-day SEC yields for your Fund shares and Class A shares of Pioneer Tax Free Income Fund were 8.03% and 4.43%, respectively.

     The Board considered that the pro forma gross expense ratio for the combined fund's Class A shares is anticipated to be 0.94%, and in addition, that if shareholders of your fund approve the Merger, Pioneer will contractually agree to limit ordinary operating expense to the extent required to reduce the combined fund's expenses to 0.89% of the average daily net assets attributable to Class A shares of the combined fund. The Board noted that the historical expense ratio for common shares of your fund is 1.26% (the expense ratio does not reflect the effect of dividend payments to preferred shareowners). Therefore, the expense ratio will be lower for the Class A shares of the combined fund as compared to the common shares of your fund. The expense limitation described above would be in effect for three years from the date of the Merger. There can be no assurance that Pioneer will extend the expense limitation beyond such time.

     The Board considered that Pioneer Tax Free Income Fund's current management fee rate of 0.48% of average daily net assets and the combined fund's anticipated pro forma management fee rate of 0.46% of average daily net assets are each lower than your fund's management fee, which is 0.60% of your fund's average daily managed assets (which is equivalent to 0.83% of your fund's average daily net assets attributable to common shareholders).

     The Board considered that the transaction is expected to be treated as a reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code"), and therefore will not result in a taxable sale of your fund shares. However, in considering the Merger, the Board noted that prior to the Closing Date, your fund is expected to sell certain securities in its portfolio, including all of its non-municipal securities. The Board recognized that the disposition of these securities could result in significant brokerage expense to your fund and also will cause your fund to realize gains or losses in the current tax year, which would then be distributed to shareholders in one or more taxable distributions. However, the Board also considered that your fund will be able to offset any net gain from the disposition of these securities with its available net capital loss carryovers. The Board anticipates that there will be sufficient loss carryovers to offset any net gain recognized by your fund as a result of securities dispositions. The Board noted that because a significant portion of your fund's loss carryforwards would be used to offset such gains, your fund does not expect to have any loss carryforwards that would expire unused as a result of the Merger. The Board also noted that after the Meeting but prior to the Closing Date, your fund will call for redemption and redeem all of its outstanding AMPS. The Board considered that holders of AMPS will recognize gain or loss equal to the difference between the amount realized on the redemption and the shareholder's tax basis in the shares redeemed.

     The Board considered that holders of common shares of your fund would bear the costs associated with the Merger, including the costs of preparing and printing the Proxy Statement/Prospectus, the solicitation costs incurred in connection with the Merger, the costs of liquidating portfolio securities, and the costs associated with redeeming AMPS and other redemptions anticipated in connection with the Merger. These expenses in the aggregate are estimated to be approximately $500,000.


     The Board considered that the funds' investment adviser and the principal distributor of Pioneer Tax Free Income Fund would benefit from the Merger. For example, Pioneer might achieve cost savings from managing one larger fund compared to managing more than one fund with similar investment strategies. Pioneer also will avoid the potential cost, burden and adverse consequences associated with potential future proxy contests, including the possible termination of Pioneer as investment adviser to your fund and the consequent loss of investment advisory fees by Pioneer. The Board also considered the fact that Pioneer Tax Free Income Fund shareholders pay Pioneer and its affiliates fees for administrative services, including transfer agency fees. The Boards believe, however, that these savings and revenues will not amount to a significant economic benefit to Pioneer or PFD. Further, the Board considered that Pioneer's advisory fee rate is lower for Pioneer Tax Free Income Fund than for your fund.

     The Board also considered that the Merger presents an excellent opportunity for the shareholders of Pioneer Municipal and Equity Income Trust to become investors in a combined fund that has (i) lower advisory fees, (ii) lower operating expenses (historically), and (iii) a larger asset size than either Pioneer Fund alone without the obligation to pay commissions or other transaction costs that a fund normally incurs when purchasing securities. This opportunity provides an immediate economic benefit to Pioneer Municipal and Equity Income Trust and its shareholders and the potential for benefit for Pioneer. While the Board of Trustees considered alternatives to the Merger, it concluded that the Merger offered a method to eliminate the discount to net asset value, while offering continuity of portfolio management.

     For all of the reasons described above, all of the Trustees of your fund, including all of the Independent Trustees, approved the Merger. In particular, the Trustees determined that the Merger is in the best interest of your fund and that your interests, and the interests of your fund's other shareholders would not be diluted as a result of the Merger. Similarly, the Board of Trustees of Pioneer Tax Free Income Fund, including the Independent Trustees, approved the Merger. They also determined that the Merger is in the best interests of Pioneer Tax Free Income Fund and that the interests of Pioneer Tax Free Income Fund's shareholders would not be diluted as a result of the Merger.

      The Trustees of your fund recommend that you vote FOR the proposal to approve the Agreement and Plan of Merger.

                 ADDITIONAL INFORMATION ABOUT THE PIONEER FUNDS

Investment Adviser


     Pioneer serves as the investment adviser to each Pioneer Fund. Pioneer oversees each Pioneer Fund's operations and is responsible for the day-to-day management of the fund's portfolio. Pioneer is an indirect, wholly owned subsidiary of UniCredit S.p.A., one of the largest banking groups in Italy. Pioneer is part of the global asset management group providing investment management and financial services to mutual funds, institutional and other clients. As of April 30, 2008, assets under management were approximately $328 billion worldwide, including over $73 billion in assets under management by Pioneer. Pioneer's main office is at 60 State Street, Boston, Massachusetts 02109. Pioneer's U.S. mutual fund investment history includes creating one of the first mutual funds in 1928.


     The Board of Trustees of each Pioneer Fund is responsible for overseeing the performance of Pioneer and determining whether to approve and renew each Pioneer Fund's investment management agreement.

Administrator, Custodian, Distributor and Transfer Agent

     Because your fund is a closed-end fund traded on the NYSE, your fund does not have an underwriting agreement with a distributor to distribute shares. PFD is the distributor of Pioneer Tax Free Income Fund's shares.

     Pioneer Investment Management Shareholder Services, Inc. ("PIMSS") is the transfer agent for Pioneer Tax Free Income Fund and common shares of Pioneer Municipal and Equity Income Trust. The principal business address of PIMSS is P.O. Box 55150 Boston, MA

02205-5150. Mellon Investor Services ("Mellon") serves as the sub-transfer agent for common shares of Pioneer Municipal and Equity Income Trust.

     Deutsche Bank Trust Company Americas ("Deutsche Bank") serves as the auction agent, transfer agent, dividend paying agent and registrar for AMPS.

     Brown Brothers Harriman & Co. ("BBH") is each fund's custodian. The principal business address of Brown Brothers Harriman & Co. is 40 Water Street, Boston, MA 02109.

     Pioneer is each Pioneer Fund's administrator. Pioneer provides certain accounting, administration and legal services to Pioneer Tax Free Income Fund for a fee at the annual rate of 0.0225% of average daily net assets, and to Pioneer Municipal and Equity Income Trust for a fee at the annual rate of 0.0175% of average daily net assets.

     Princeton Administrators, LLC ("Princeton"), an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, serves as the sub-administrator of Pioneer Municipal and Equity Income Trust. For its services, Princeton receives a monthly fee at an annual rate of 0.07% of the average daily value of the fund's managed assets up to $500 million and 0.03% for average daily managed assets in excess of $500 million, subject to a minimum monthly fee of $10,000.

     Pioneer Tax Free Income Fund compensates Pioneer, PFD, PIMSS and BBH for their services. Pioneer Municipal and Equity Income Trust compensates PIMSS, Deutsche, BBH and Princeton for their services. PIMSS is responsible for paying the fees of Mellon. PFD and PIMSS are affiliates of Pioneer.

Capital Stock (Pioneer Municipal and Equity Income Trust)

     Your fund's Agreement and Declaration of Trust ("Declaration of Trust") authorizes issuance of an unlimited number of common shares. Common shareholders are entitled to share pro rata in the net assets of the fund available for distribution to common shareholders upon liquidation of the fund. Common shareholders are entitled to one vote for each share held (or, in the case of fractional shares, a proportionate fractional vote). So long as any shares of the fund's preferred shares, including the AMPS, are outstanding, holders of common shares will not be entitled to receive any net income of or other distributions from the fund unless all accumulated dividends on preferred shares have been paid, and unless asset coverage (as defined in the 1940 Act) with respect to preferred shares would be at least 200% after giving effect to such distributions. There are no preemptive rights, conversion rights, redemption provisions or sinking fund provisions with respect to common shares.

     Your fund's Declaration of Trust also authorizes issuance of an unlimited number of AMPS. AMPS are preferred shares of beneficial interest that entitle their holders to receive dividends when, as and if declared by the Board of Trustees out of funds legally available therefor. AMPS are non-assessable and have no preemptive, conversion or cumulative voting rights. AMPS are not convertible into common shares or other shares of beneficial interest of the fund, and the holders thereof have no preemptive rights. AMPS are not be subject to any sinking fund but are subject to redemption at the option of the fund on any dividend payment date for the AMPS at a redemption price generally equal to $25,000 per share plus accumulated and unpaid dividends. In certain circumstances, the AMPS may be subject to mandatory redemption by the fund at a redemption price of $25,000 per share plus accumulated and unpaid dividends.

        Pioneer Municipal and Equity Income Trust Outstanding Securities
                              (As of July 7, 2008)


------------------------------------------------------------------------------------------------------
                                             (3) Amount Held by Pioneer      (4) Amount Outstanding
                                             Municipal and Equity Income     Exclusive of Amount shown
(1) Title of Class   (2) Amount Authorized   Trust for its Account           under (3)
------------------------------------------------------------------------------------------------------
Common Shares        unlimited               -0-                             28,706,981
------------------------------------------------------------------------------------------------------
AMPS Series T        2,350                   -0-                             2,350
------------------------------------------------------------------------------------------------------
AMPS Series F        2,350                   -0-                             2,350
------------------------------------------------------------------------------------------------------
AMPS Series TH       2,350                   -0-                             2,350
------------------------------------------------------------------------------------------------------



     Set forth below is information about the closed-end fund's AMPS as of the end of each of the fund's fiscal years ended November 30 since the fund commenced operations on January 30, 2004.

--------------------------------------------------------------------------------------------------------
         Total Number of    Asset Coverage Ratio   Involuntary Liquidation          Average Market Value
Year     AMPS Outstanding   Per Preferred Share    Preference Per Preferred Share   Per Preferred Share
--------------------------------------------------------------------------------------------------------
2004     7,050              339%                   -0-                              $25,000
--------------------------------------------------------------------------------------------------------
2005     7,050              339%                   -0-                              $25,000
--------------------------------------------------------------------------------------------------------
2006     7,050              361%                   -0-                              $25,000
--------------------------------------------------------------------------------------------------------
2007     7,050              341%                   -0-                              $25,000
--------------------------------------------------------------------------------------------------------

Certain Provisions of Pioneer Municipal and Equity Income Trust's Agreement and Declaration of Trust

     Your fund's Declaration of Trust includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of your fund or to change the composition of its Board of Trustees and could have the effect of depriving shareholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the fund.

     The Board of Trustees of your fund is divided into three classes of approximately equal size. The terms of the Trustees of the different classes are staggered so that approximately one-third of the Board of Trustees is elected by shareholders each year.

     A Trustee may be removed from office with or without cause by a vote of at least a majority of the Trustees if such removal is approved by a vote of the holders of at least 75% of the shares entitled to be voted on the matter.

     The Declaration requires the favorable vote of the holders of at least 75% of the fund's shares to approve, adopt or authorize the following:

     o a merger or consolidation or statutory share exchange of the fund with any other corporations;

     o a sale of all or substantially all of the fund's assets (other than in the regular course of the Fund's investment activities); or

     o a liquidation or dissolution of the fund;

unless such action has been approved, adopted or authorized by the affirmative vote of at least 75% of the total number of Trustees fixed in accordance with your fund's By-Laws, in which case the affirmative vote of a majority of the fund's shares is required. The approval, adoption or authorization of the foregoing also would require the favorable vote of a majority of the fund's AMPS then entitled to be voted, voting as a separate class.

     Conversion of your fund to an open-end investment company would require an amendment to the fund's Declaration. The amendment would have to be declared advisable by the Board of Trustees prior to its submission to shareholders. Such an amendment would require the favorable vote of the holders of at least 75% of the fund's outstanding common shares entitled to vote on the matter, (or a majority of such shares if the amendment was previously approved, adopted or authorized by 75% of the total number of Trustees fixed in accordance with the By-Laws), and the affirmative vote of a majority of outstanding AMPS, voting as a separate class.

Automatic Dividend Reinvestment Plan (Pioneer Municipal and Equity Income
Trust)

     All common shareowners of your fund automatically participate in the Automatic Dividend Reinvestment Plan (the "Plan"), under which participants receive all dividends and capital gain distributions (collectively, "dividends") in full and fractional common shares of your fund in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the "Plan Agent"), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

     Whenever your fund declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from your fund or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees ("market premium"), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value ("market discount"), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

Description of Shares (Pioneer Tax Free Income Fund)


     Pioneer Tax Free Income Fund's Declaration of Trust authorizes the Trustees to classify or reclassify any series of the shares into one or more classes. The Trustees have authorized the issuance of the following classes of shares of the fund, designated as Class A shares, Class B shares, Class C shares and Class Y shares. The shares of each class represent an interest in the same portfolio of investments of Pioneer Tax Free Income Fund. Each class has identical rights (based on relative net asset values) as to redemption, dividends and liquidation proceeds. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of the Fund, or of a class of the Fund, is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of those shares as of the record date. Each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the Rule 12b-1 Plan for Class A, Class B and Class C shareholders.


     Shareholders are entitled to one vote for each share held (or, in the case of fractional shares, a proportionate fractional vote) and may vote in the election of the Trustees and on other matters submitted to a meeting of shareholders. Although Trustees are not elected annually by the shareholders, shareholders have, under certain circumstances, the right to remove one or more Trustees. Pioneer Tax Free Income Fund is not required, and does not intend, to hold annual shareholder meetings although special meetings may be called for such purposes as electing or removing Trustees, changing fundamental investment restrictions or approving a management contract. The shares of each series of the fund are entitled to vote separately to approve investment advisory agreements or changes in investment restrictions, but shareholders of all series vote together in the election and selection of Trustees and accountants. Shares of all series of the fund vote together as a class on matters that affect all series of Pioneer Tax Free Income Fund in substantially the same manner. As to matters affecting a single series or class, shares of such series or class will vote separately. No amendment adversely affecting the rights of shareholders may be made to the Declaration of Trust without the affirmative vote of a majority of Pioneer Tax Free Income Fund's shares.

Disclosure of Portfolio Holdings (Pioneer Tax Free Income Fund)

     Pioneer Tax Free Income Fund's policies and procedures with respect to the disclosure of its portfolio securities are described in the statement of additional information and on Pioneer's website at www.pioneerinvestments.com.

Buying, Exchanging and Selling Shares of the Pioneer Funds


     Net Asset Value. Pioneer Tax Free Income Fund's net asset value is the value of its securities plus any other assets minus its accrued operating expenses and other liabilities. Each Pioneer Fund calculates a net asset value for each class of shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).

     Pioneer Municipal and Equity Income Trust's net asset value is the value of its securities plus any other assets minus its accrued operating expenses, and any other liabilities. The fund calculates a net asset value for its common shares every day the New York Stock Exchange is open when regular trading closes (normally 4:00 p.m. Eastern time).


     Each Pioneer Fund generally values its securities using closing market prices or readily available market quotations. When closing market prices or market quotations are not available or are considered by Pioneer to be unreliable, the fund uses fair value methods to value its securities pursuant to procedures adopted by the Board of Trustees. Valuing securities using fair value methods may cause the net asset value of the fund's shares to differ from the net asset value that would be calculated only using market prices. For market prices and quotations, as well as for some fair value methods, the fund relies upon securities prices provided by pricing services.

     Each Pioneer Fund uses fair value pricing methods for a security, including a non-U.S. security, when Pioneer determines that the closing market price on the primary exchange where the security is traded no longer accurately reflects the value of the security at the time the fund calculates its net asset value. This may occur for a variety of reasons that affect either the relevant securities markets generally or the specific issuer. For example, with respect to non-U.S. securities held by the fund, developments relating to specific events in the securities markets or the specific issuer may occur between the time the primary market closes and the time the fund determines its net asset value. International securities markets may be open on days when the U.S. markets are closed. For this reason, the values of any international securities owned by the fund could change on a day you cannot buy or sell shares of the fund.

     Certain types of securities, including those discussed in this paragraph, are priced using fair value pricing methods rather than market prices. Each Pioneer Fund uses a pricing matrix to determine the value of fixed income securities that may not trade daily. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities and historical trading patterns in the market for fixed income securities. Each Pioneer Fund values cash equivalent securities with remaining maturities of 60 days or less at amortized cost. To the extent that the fund invests in the shares of other registered open-end investment companies that are not traded on an exchange (mutual funds), such shares are valued at their published net asset values per share as reported by the funds. The prospectuses of these funds explain the circumstances under which the funds will use fair value pricing methods to value their securities and the effects of using the fair value methodology.


     You buy or sell shares of Pioneer Tax Free Income Fund at the share price. When you buy Class A shares of Pioneer Tax Free Income Fund, you pay an initial sales charge unless you qualify for a waiver or reduced sales charge.

     Shares of Pioneer Municipal and Equity Income Trust are listed on the NYSE and may be purchased in the secondary market through an authorized broker and subject to brokerage commission or other fees charged by such broker.


     Distribution and Service Plan (Pioneer Tax Free Income Fund). Pioneer Tax Free Income Fund has adopted a distribution plan for its Class A shares in accordance with Rule 12b-1 under the 1940 Act. Under the plan, a Pioneer Fund pays distribution and service fees to PFD. Because these fees are an ongoing expense of a Pioneer Fund, over time they increase the cost of your investment and your shares may cost more than shares that are subject to other types of sales charges.

     Additional Payments to Financial Intermediaries (Pioneer Tax Free Income
Fund). There are two principal ways you compensate the financial intermediary through which you buy shares of Pioneer Tax Free Income Fund -- directly, by the payment of sales commissions, if any; and indirectly, as a result of the fund paying Rule 12b-1 fees. The fund also may pay intermediaries for administrative services and transaction processing.

     Pioneer and its affiliates may make additional payments to your financial intermediary. These payments by Pioneer may provide your financial intermediary with an incentive to favor the Pioneer funds over other mutual funds or assist the distributor in its efforts to promote the sale of the fund's shares. Financial intermediaries include broker-dealers, banks (including bank trust departments), registered investment advisers, financial planners, retirement plan administrators and other types of intermediaries.

     Pioneer makes these additional payments (sometimes referred to as "revenue sharing") to financial intermediaries out of its own assets. Revenue sharing is not an expense of the Pioneer funds. Pioneer may base these payments on a variety of criteria, including the amount of sales or assets of the Pioneer funds attributable to the financial intermediary or as a per transaction fee.

     Not all financial intermediaries receive additional compensation and the amount of compensation paid varies for each financial intermediary. In certain cases, these payments may be significant. Pioneer determines which firms to support and the extent of the payments it is willing to make, generally choosing firms that have a strong capability to effectively distribute shares of the Pioneer funds and that are willing to cooperate with Pioneer's promotional efforts. Pioneer also may compensate financial intermediaries (in addition to amounts that may be paid by the fund) for providing certain administrative services and transaction processing services.

     Pioneer may benefit from revenue sharing if the intermediary features the Pioneer funds in its sales system (such as by placing certain Pioneer funds on its preferred fund list or giving access on a preferential basis to members of the financial intermediary's sales force or management). In addition, the financial intermediary may agree to participate in the distributor's marketing efforts (such as by helping to facilitate or provide financial assistance for conferences, seminars or other programs at which Pioneer personnel may make presentations on the Pioneer funds to the intermediary's sales force). To the extent intermediaries sell more shares of the Pioneer funds or retain shares of the Pioneer funds in their clients' accounts, Pioneer receives greater management and other fees due to the increase in the Pioneer funds' assets. The intermediary may earn a profit on these payments to the intermediary if the amount of the payment exceeds the intermediary's costs.

     The compensation that Pioneer pays to financial intermediaries is discussed in more detail in the fund's statement of additional information. Your intermediary may charge you additional fees or commissions other than those disclosed in this prospectus. Intermediaries may categorize and disclose these arrangements differently than the discussion above and in the statement of additional information. You can ask your financial intermediary about any payments it receives from Pioneer or the Pioneer funds, as well as about fees and/or commissions it charges.

     Pioneer and its affiliates may have other relationships with your financial intermediary relating to the provision of services to the Pioneer funds, such as providing omnibus account services or effecting portfolio transactions for the Pioneer funds. If your intermediary provides these services, Pioneer or the Pioneer funds may compensate the intermediary for these services. In addition, your intermediary may have other relationships with Pioneer or its affiliates that are not related to the Pioneer funds.

     Opening Your Account (Pioneer Tax Free Income Fund). If shares of Pioneer Tax Free Income Fund are held in an investment firm's name, the options and services available to you may be different from those described herein or in the fund's prospectus. Ask your investment professional for more information.

     If you invest in Pioneer Tax Free Income Fund through investment professionals or other financial intermediaries, including wrap programs and fund supermarkets, additional conditions may apply to your investment in a Pioneer fund, and the investment professional or intermediary may charge you a transaction-based or other fee for its services. These conditions and fees are in addition to those imposed by a Pioneer Fund and its affiliates. You should ask your investment professional or financial intermediary about its services and any applicable fees.

     Account Options (Pioneer Tax Free Income Fund). Use your account application to select options and privileges for your account. You can change your selections at any time by sending a completed account options form to the transfer agent. You may be required to obtain a signature guarantee to make certain changes to an existing account.

     Call or write to the transfer agent for account applications, account options forms and other account information:

     PIONEER INVESTMENT MANAGEMENT SHAREHOLDER SERVICES, INC.
     P.O. Box 55014
     Boston, Massachusetts 02205-5014
     Telephone 1-800-225-6292

     Telephone Transaction Privileges (Pioneer Tax Free Income Fund). If your account is registered in your name, you can buy, exchange or sell shares of the Pioneer funds by telephone. If you do not want your account to have telephone transaction privileges, you must indicate that choice on your account application or by writing to the transfer agent.

     When you request a telephone transaction the transfer agent will try to confirm that the request is genuine. The transfer agent records the call, requires the caller to provide validating information for the account and sends you a written confirmation. Each Pioneer Fund may implement other confirmation procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party.

     Online Transaction Privileges (Pioneer Tax Free Income Fund). If your account is registered in your name, you may be able to buy, exchange or sell shares of Pioneer Tax Free Income Fund online. Your investment firm may also be able to buy, exchange or sell your fund shares online.

     To establish online transaction privileges complete an account options form, write to the transfer agent or complete the online authorization screen on www.pioneerinvestments.com.

     To use online transactions, you must read and agree to the terms of an online transaction agreement available on the Pioneer website. When you or your investment firm requests an online transaction the transfer agent electronically records the transaction, requires an authorizing password and sends a written confirmation. Pioneer Tax Free Income Fund may implement other procedures from time to time. Different procedures may apply if you have a non-U.S. account or if your account is registered in the name of an institution, broker-dealer or other third party. You may not be able to use the online transaction privilege for certain types of accounts, including most retirement accounts.


     Share Price (Pioneer Tax Free Income Fund). If you place an order to purchase, exchange, or sell shares of Pioneer Tax Free Income Fund with the transfer agent or a broker-dealer, your investment firm or plan administrator by the close of regular trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time), your transaction will be completed at the share price determined as of the close of trading on the New York Stock Exchange on that day. If your order is placed with the transfer agent or a broker-dealer, your investment firm or plan administrator after 4:00 p.m., or your order is not in good order, your transaction will be completed at the share price next determined after your order is received in good order by the fund. Your investment firm or plan administrator is responsible for transmitting your order to the fund in a timely manner.

     Transaction Limitations (Pioneer Tax Free Income Fund). Your transactions are subject to certain limitations, including the limitation on the purchase of Pioneer Tax Free Income Fund's shares within 30 calendar days of a redemption. See "Excessive Trading" below.

     Buying Pioneer Fund Shares (Pioneer Tax Free Income Fund). You may buy shares of Pioneer Tax Free Income Fund from any investment firm that has a sales agreement with PFD. Participants in retirement plans generally must contact the plan's administrator to purchase shares.

     You can buy shares of Pioneer Tax Free Income Fund at the offering price. PFD may reject any order until it has confirmed the order in writing and received payment. Pioneer Tax Free Income Fund reserves the right to stop offering any class of shares.

     Minimum Investment Amounts (Pioneer Tax Free Income Fund). Your initial investment for Class A shares must be at least $1,000. Additional investments must be at least $100 for Class A shares. You may qualify for lower initial or subsequent investment minimums if you are opening a retirement plan account, establishing an automatic investment plan or placing your trade through your investment firm. The minimum investment amount does not apply for purposes of the Merger.

     Maximum Purchase Amounts (Pioneer Tax Free Income Fund). Class A shares are not subject to a maximum purchase amount.

     Exchanging Pioneer Fund Shares (Pioneer Tax Free Income Fund). You may exchange your shares in Pioneer Tax Free Income Fund for shares of the same class of another Pioneer mutual fund. Your exchange request must be for at least $1,000.

     The fund allows you to exchange your shares at net asset value without charging you either an initial or contingent deferred sales charge at the time of the exchange. An exchange generally is treated as a sale and a new purchase of shares for federal income tax purposes. Shares you acquire as part of an exchange and shares your acquire as a result of this Merger will continue to be subject to any contingent deferred sales charge that applies to the shares you originally purchased. When you ultimately sell your shares, the date of your original purchase will determine your contingent deferred sales charge.

     Before you request an exchange, consider each Pioneer Fund's investment objective and policies as described in the relevant Pioneer Fund's prospectus.

     Selling Pioneer Fund Shares (Pioneer Tax Free Income Fund). Shares of Pioneer Tax Free Income Fund will be sold at net asset value per share next calculated after Pioneer Tax Free Income Fund or its authorized agent receives your request in good order. If the shares you are selling are subject to a deferred sales charge, it will be deducted from the sale proceeds. Pioneer Tax Free Income Fund generally will send your sale proceeds by check, bank wire or electronic funds transfer. If you recently sent a check to purchase the shares being sold, the fund may delay payment of the sale proceeds until your check has cleared. This may take up to 10 calendar days from the purchase date. Normally you will be paid within seven days. If you are selling shares from a non-retirement account or certain IRAs, you may use any of the methods described below. If you are selling shares from a retirement account other than an IRA, you must make your request in writing.

     You may have to pay federal income taxes on a sale or an exchange or any distributions received in cash or additional shares.

     Good order means that:

     o You have provided adequate instructions

     o There are no outstanding claims against your account

     o There are no transaction limitations on your account

     o If you have any Pioneer Fund share certificates, you submit them and they are signed by each record owner exactly as the shares are registered

     o Your request includes a signature guarantee if you:

       -- Are selling over $100,000 or exchanging over $500,000 worth of shares

       -- Changed your account registration or address within the last 30 days

       -- Instruct the transfer agent to mail the check to an address different from the one on your account

       -- Want the check paid to someone other than the account owner(s)

       -- Are transferring the sale proceeds to a Pioneer mutual fund account with a different registration

------------------------------------------------------------------------------------------------------------------------------------
                                         Buying Shares                                   Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
THROUGH YOUR            Normally, your investment firm will send your             Normally, your investment firm will send your
INVESTMENT FIRM         purchase request to PFD and/or the Pioneer                exchange request to the Pioneer Funds'
                        Funds' transfer agent.                                    transfer agent.

                        CONSULT YOUR INVESTMENT PROFESSIONAL                      CONSULT YOUR INVESTMENT
                        FOR MORE INFORMATION.                                     PROFESSIONAL FOR MORE INFORMATION
                                                                                  ABOUT EXCHANGING YOUR SHARES.

                        Your investment firm may receive a commission from PFD
                        for your purchase of fund shares, and may receive
                        additional compensation from Pioneer for your purchase
                        of fund shares.
------------------------------------------------------------------------------------------------------------------------------------
BY PHONE OR ONLINE      You can use the telephone or online privilege if          After you establish your eligible fund account,
                        you have an existing non-retirement account.              you can exchange fund shares by phone or
                        Certain IRAs can use the telephone purchase               online if:
                        privilege. If your account is eligible, you can
                        purchase additional fund shares by phone or               o You are exchanging into an existing account
                        online if:                                                  or using the exchange to establish a new
                                                                                    account, provided the new account has a
                        o You established your bank account of record               registration identical to the original account
                          at least 30 days ago
                                                                                  o The fund into which you are exchanging
                        o Your bank information has not changed for                 offers the same class of shares
                          at least 30 days
                                                                                  o You are not exchanging more than
                        o You are not purchasing more than $25,000                  $500,000 worth of shares per account
                          worth of shares per account per day                       per day

                        o You can provide the proper account                      o You can provide the proper account
                          identification information                                identification information

                        When you request a telephone or online purchase, the
                        transfer agent will electronically debit the amount of
                        the purchase from your bank account of record. The
                        transfer agent will purchase fund shares for the amount
                        of the debit at the offering price determined after the
                        transfer agent receives your telephone or online
                        purchase instruction and good funds. It usually takes
                        three business days for the transfer agent to receive
                        notification from your bank that good funds are
                        available in the amount of your investment.
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                                         Buying Shares                                  Exchanging Shares
------------------------------------------------------------------------------------------------------------------------------------
IN WRITING, BY MAIL     You can purchase fund shares for an existing              You can exchange fund shares by mailing or
OR BY FAX               fund account by mailing a check to the transfer           faxing a letter of instruction to the transfer
                        agent. Make your check payable to the fund.               agent. You can exchange Pioneer Fund shares
                        Neither initial nor subsequent investments                directly through a Pioneer Fund only if your
                        should be made by third party check. Your                 account is registered in your name. However,
                        check must be in U.S. dollars and drawn on a              you may not fax an exchange request for
                        U.S. bank. Include in your purchase request               more than $500,000. Include in your letter:
                        the fund's name, the account number and the
                        name or names in the account registration.                o The name, social security number and
                                                                                    signature of all registered owners

                                                                                  o A signature guarantee for each registered
                                                                                    owner if the amount of the exchange is more
                                                                                    than $500,000

                                                                                  o The name of the fund out of which you are
                                                                                    exchanging and the name of the fund into
                                                                                    which you are exchanging

                                                                                  o The class of shares you are exchanging

                                                                                  o The dollar amount or number of shares your
                                                                                    are exchanging
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                          Selling Shares                                              How to Contact Pioneer
------------------------------------------------------------------------------------------------------------------------------------
Normally, your investment firm will send your request to sell     BY PHONE
shares to the Pioneer Funds' transfer agent.                      For information or to request a telephone transaction between
                                                                  8:00 a.m. and 7:00 p.m. (Eastern time) by speaking with a
CONSULT YOUR INVESTMENT PROFESSIONAL FOR MORE                     shareholder services representative call 1-800-225-6292
INFORMATION.
                                                                  To request a transaction using FactFone(SM) call 1-800-225-4321
Each Pioneer Fund has authorized PFD to act as its agent in
the repurchase of fund shares from qualified investment firms.
Each Pioneer Fund reserves the right to terminate this            Telecommunications Device for the Deaf (TDD) 1-800-225-1997
procedure at any time.
------------------------------------------------------------------------------------------------------------------------------------
IF YOU HAVE AN ELIGIBLE NON-RETIREMENT ACCOUNT, YOU               BY MAIL
MAY SELL UP TO $100,000 PER ACCOUNT PER DAY BY                    Send your written instructions to: PIONEER INVESTMENT
PHONE OR ONLINE. You may sell fund shares held in a               MANAGEMENT SHAREHOLDER SERVICES, INC. P.O. Box
retirement plan account by phone only if your account is an       55014 Boston, Massachusetts 02205-5014
eligible IRA (tax penalties may apply). You may not sell your
shares by phone or online if you have changed your address        PIONEER WEBSITE
(for checks) or your bank information (for wires and transfers)   www.pioneerinvestments.com
in the last 30 days.
                                                                  BY FAX
You may receive your sale proceeds:                               Fax your exchange and sale requests to: 1-800-225-4240

o By check, provided the check is made payable exactly as your account is registered

o By bank wire or by electronic funds transfer, provided the sale proceeds are being sent to your bank address of record
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                         Selling Shares                           How to Contact Pioneer
------------------------------------------------------------------------------------------------------------------------------------
You can sell some or all of your fund shares by WRITING
DIRECTLY TO A PIONEER FUND only if your account is
registered in your name. Include in your request your name,
your social security number, the fund's name, your fund
account number, the class of shares to be sold, the dollar
amount or number of shares to be sold, and any other
applicable requirements as described below. The transfer agent will send the sale proceeds to your address of record unless you provide other instructions. Your request must be signed by all registered owners and be in good order.

The transfer agent will not process your request until it is received in good order.

You may sell up to $100,000 per account per day by fax.
------------------------------------------------------------------------------------------------------------------------------------

Pioneer Fund Shareholder Account Policies (Pioneer Tax Free Income Fund)

     Signature Guarantees and Other Requirements (Pioneer Tax Free Income
Fund). You are required to obtain a signature guarantee when you are:

     o Requesting certain types of exchanges or sales of Pioneer Fund shares

     o Redeeming shares for which you hold a share certificate

     o Requesting certain types of changes for your existing account

     You can obtain a signature guarantee from most broker-dealers, banks, credit unions (if authorized understate law) and federal savings and loan associations. You cannot obtain a signature guarantee from a notary public.

     The Pioneer Funds generally will accept only medallion signature guarantees. A medallion signature guarantee may be obtained from a domestic bank or trust company, broker, dealer, clearing agency, savings association, or other financial institution that is participating in a medallion program recognized by the Securities Transfer Association. Signature guarantees from financial institutions that are not participating in one of these programs are not accepted as medallion signature guarantees. The Pioneer Funds may accept other forms of guarantee from financial intermediaries in limited circumstances.

     Fiduciaries and corporations are required to submit additional documents to sell Pioneer Fund shares.

     Distribution Options (Pioneer Tax Free Income Fund). Pioneer Tax Free Income Fund offers three distribution options. Any fund shares you buy by reinvesting distributions will be priced at the applicable net asset value per share.

     1. Unless you indicate another option on your account application, any dividends and capital gain distributions paid to you by the fund will automatically be invested in additional fund shares.

     2. You may elect to have the amount of any dividends paid to you in cash and any capital gain distributions reinvested in additional shares.

     3. You may elect to have the full amount of any dividends and/or capital gain distributions paid to you in cash.

     Options (2) or (3) are not available to retirement plan accounts or accounts with a current value of less than $500.

     If your distribution check is returned to the transfer agent or you do not cash the check for six months or more, the transfer agent may reinvest the amount of the check in your account and automatically change the distribution on your account to option (1) until you request a different option in writing. These additional shares will be purchased at the then current net asset value.

     Directed Dividends (Pioneer Tax Free Income Fund). You can invest the dividends paid by one of your Pioneer mutual fund accounts in a second Pioneer mutual fund account. The value of your second account must be at least $1,000. You may direct the investment of any amount of dividends. There are no fees or charges for directed dividends. If you have a retirement plan account, you may only direct dividends to accounts with identical registrations.

     Excessive Trading (Pioneer Tax Free Income Fund). Frequent trading into and out of the fund can disrupt portfolio management strategies, harm fund performance by forcing the fund to hold excess cash or to liquidate certain portfolio securities prematurely and increase expenses for all investors, including long-term investors who do not generate these costs. An investor may use short-term trading as a strategy, for example, if the investor believes that the valuation of the fund's portfolio securities for purposes of calculating its net asset value does not fully reflect the then current fair market value of those holdings. The fund discourages, and does not take any intentional action to accommodate, excessive and short-term trading practices, such as market timing. Although there is no generally applied standard in the marketplace as to what level of trading activity is excessive, we may consider trading in the fund's shares to be excessive for a variety of reasons, such as if:

     o You sell shares within a short period of time after the shares were purchased;

     o You make two or more purchases and redemptions within a short period of time;

     o You enter into a series of transactions that indicate a timing pattern or strategy; or

     o We reasonably believe that you have engaged in such practices in connection with other mutual funds.

     The fund's Board of Trustees has adopted policies and procedures with respect to frequent purchases and redemptions of fund shares by fund investors. Pursuant to these policies and procedures, we monitor selected trades on a daily basis in an effort to detect excessive short-term trading. If we determine that an investor or a client of a broker or other intermediary has engaged in excessive short-term trading that we believe may be harmful to the fund, we will ask the investor, broker or other intermediary to cease such activity and we will refuse to process purchase orders (including purchases by exchange) of such investor, broker, other intermediary or accounts that we believe are under their control. In determining whether to take such actions, we seek to act in a manner that is consistent with the best interests of the fund's shareholders.

     While we use our reasonable efforts to detect excessive trading activity, there can be no assurance that our efforts will be successful or that market timers will not employ tactics designed to evade detection. If we are not successful, your return from an investment in the fund may be adversely affected. Frequently, fund shares are held through omnibus accounts maintained by financial intermediaries such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker or other intermediary, are aggregated. Our ability to monitor trading practices by investors purchasing shares through omnibus accounts may be limited and dependent upon the cooperation of the broker or other intermediary in taking steps to limit this type of activity.

     The fund may reject a purchase or exchange order before its acceptance or the issuance of shares. The fund may also restrict additional purchases or exchanges in an account. Each of these steps may be taken for any transaction, for any reason, without prior notice, including transactions that the fund believes are requested on behalf of market timers. The fund reserves the right to reject any purchase or exchange request by any investor or financial institution if the fund believes that any combination of trading activity in the account or related accounts is potentially disruptive to the fund. A prospective investor whose purchase or exchange order is rejected will not achieve the investment results, whether gain or loss, that would have been realized if the order were accepted and an investment made in the fund. The fund and its shareholders do not incur any gain or loss as a result of a rejected order. The fund may impose further restrictions on trading activities by market timers in the future.

     To limit the negative effects of excessive trading on the fund, the fund has adopted the following restriction on investor transactions. If an investor redeems $5,000 or more (including redemptions that are a part of an exchange transaction) from the fund, that investor shall be prevented (or "blocked") from purchasing shares of the fund (including purchases that are a part of an exchange transaction) for 30 calendar days after the redemption. This policy does not apply to systematic purchase or withdrawal plan transactions, transactions made through employer-sponsored retirement plans described under
Section 401(a), 403(b) or 457 of the Internal Revenue Code or employee benefit plans, scheduled (Internal Revenue Code Section 72(t) election) or mandatory (required minimum distribution) withdrawals from IRAs, rebalancing transactions made through certain asset allocation or "wrap" programs, transactions by insurance company separate accounts or transactions by other funds that invest in the fund. This policy does not apply to purchase or redemption transactions of less than $5,000 or to the Pioneer money market funds. Purchases pursuant to the reinstatement privilege for Class A and Class B shares are subject to this policy.

     We rely on financial intermediaries that maintain omnibus accounts to apply to their customers either the fund's policy described above or their own policies or restrictions designed to limit excessive trading of fund shares. However, we do not impose this policy at the omnibus account level.

     Minimum Account Size (Pioneer Tax Free Income Fund). Pioneer Tax Free Income Fund requires that you maintain a minimum account value of $500. If you hold less than $500 in your account, Pioneer Tax Free Income Fund reserves the right to notify you that it intends to sell your shares and close your account. You will be given 60 days from the date of the notice to make additional investments to avoid having your shares sold. This policy does not apply to certain qualified retirement plan accounts.

     Telephone and Website Access (Pioneer Tax Free Income Fund). You may have difficulty contacting Pioneer Tax Free Income Fund by telephone or accessing www.pioneerinvestments.com during times of market volatility or disruption in telephone or internet service. On New York Stock Exchange holidays or on days when the exchange closes early, Pioneer will adjust the hours for the telephone center and for online transaction processing accordingly. If you are unable to reach Pioneer Tax Free Income Fund by telephone, you should communicate with the fund in writing.

     Share Certificates (Pioneer Tax Free Income Fund). The Pioneer Funds do not offer share certificates. Shares are electronically recorded. Any existing certificated shares can only be sold by returning your certificate to the transfer agent, along with a letter of instruction or a stock power (a separate written authority transferring ownership) and a signature guarantee.

     Other Policies (Pioneer Tax Free Income Fund).

     Pioneer Tax Free Income Fund and PFD reserve the right to:

     o reject any purchase or exchange order for any reason, without prior notice

     o charge a fee for exchanges or to modify, limit or suspend the exchange privilege at any time without notice. Each Pioneer Fund will provide 60 days' notice of material amendments to or termination of the exchange privilege

     o revise, suspend, limit or terminate the account options or services available to shareowners at any time, except as required by the rules of the SEC

     Pioneer Tax Free Income Fund reserves the right to:

     o suspend transactions in shares when trading on the New York Stock Exchange is closed or restricted, when the SEC determines an emergency or other circumstances exist that make it impracticable for Pioneer Tax Free Income Fund to sell or value its portfolio securities

     o redeem in kind by delivering to you portfolio securities owned by Pioneer Tax Free Income Fund rather than cash. Securities you receive this way may increase or decrease in value while you hold them and you may incur brokerage and transaction charges and tax liability when you convert the securities to cash

     o charge transfer, shareholder servicing or similar agent fees, such as an account maintenance fee for small balance accounts, directly to accounts upon at least 30 days' notice. The fund may do this by deducting the fee from your distribution of dividends and/or by redeeming shares to the extent necessary to cover the fee.

     Dividends and Capital Gains.

     Pioneer Municipal and Equity Income Trust's policy is to distribute each quarter substantially all of its net investment income and annually substantially all of its net realized capital gains, if any. It is Pioneer Municipal and Equity Income Trust's policy to offset capital gains with any capital loss-carryforward before making additional capital gains distributions. Pioneer Tax Free Income Fund declares a dividend daily. Dividends are normally paid on the last business day of each month.

     Each Pioneer Fund generally pays any distributions of net short- and long-term capital gains in November, and generally pays dividends from any net investment income in December. Each Pioneer Fund may also pay dividends and capital gain distributions at other times if necessary for the fund to avoid U.S. federal income or excise tax. If you invest in a Pioneer Fund close to the time that such Pioneer Fund makes a distribution, generally you will pay a higher price per share and you will pay taxes on the amount of the distribution whether you reinvest the distribution or receive it as cash.

     Taxes. For U.S. federal income tax purposes, distributions from each Pioneer Fund's tax-exempt interest income, called "exempt-interest dividends," are exempt from regular federal income tax, but may be subject to state or local income taxes. A portion of these dividends may be tax preference items for purposes of the alternative minimum tax. Distributions from each fund's net capital gains (if any) are considered long-term capital gains and may be taxable to you at reduced rates depending upon their source and other factors. Distributions from each fund's net short-term capital gains are taxable as ordinary income. Other dividends are generally taxable as ordinary income or, for taxable years beginning on or before December 31, 2010, if so designated by the fund and certain other conditions, including holding period requirements, are met by the applicable fund and shareholder, as "qualified dividend income" taxable to individual shareholders at a maximum 15% U.S. federal income tax rate. "Qualified dividend income" generally is income derived from dividends from U.S. corporations or certain foreign corporations that are either incorporated in a U.S. possession or eligible for tax benefits under certain U.S. income tax treaties. Since Pioneer Tax Free Income Fund's income is derived from sources that do not pay dividends, it is not expected that any dividends paid by that fund will qualify for either the dividends-received deduction for corporations or the reduced rate available to individuals on "qualified dividend income." Any taxable dividends and distributions are taxable whether you take payment in cash or reinvest them to buy additional fund shares. If a fund declares a taxable dividend in October, November or December, payable to shareholders of record in such a month, but pays it in January of the following year, you will be taxed on the dividend as if you received it in the year in which it was declared.

     When you sell or exchange fund shares you will generally recognize a capital gain or capital loss in an amount equal to the difference between the net amount of sale proceeds (or, in the case of an exchange, the fair market value of the shares) that you receive and your tax basis for the shares that you sell or exchange.

     You must provide your social security number or other taxpayer identification number to the fund in which you hold shares along with the certifications required by the Internal Revenue Service when you open an account. If you do not or if it is otherwise legally required to do so, the fund will apply "backup withholding" at the rate of 28% to your dividends (other than exempt-interest dividends) and distributions, sale proceeds and any other payments to you that are subject to backup withholding. If you are neither a citizen nor a resident of the United States, the fund will withhold U.S. federal income tax at the rate of 30% (or any lower applicable treaty rate) on certain taxable dividends and other payments (but not on distributions of net capital gains).

     You should ask your tax adviser about any federal and state tax considerations relating to an investment in a fund, including the potential application of the alternative minimum tax to you on the fund's exempt interest dividends and possible state and local income taxation of the fund's exempt-interest dividends and other distributions. You may also consult each fund's statement of additional information for a more detailed discussion of U.S. federal income tax considerations that may affect the fund and its shareowners.

     Share Classes. Pioneer Tax Free Income Fund offers four share classes (designated Class A, B, C and Y, respectively) that have different sales loads, 12b-1 fees and/or other class-specific expenses. As the investors in the other share classes have loads, 12b-1 fees and/or different class-specific expenses, the NAV and performance of each class varies. Class A has one of the highest class-specific expense ratios. Shareholders are only offered Class A shares by means of this prospectus. Pioneer Municipal and Equity Income Trust offers common shares and AMPS. AMPS will be redeemed by the fund after the Meeting but prior to the Closing Date. Only common shares will be converted to Class A shares of Pioneer Tax Free Income Fund in connection with the Merger.

                              FINANCIAL HIGHLIGHTS
                    PIONEER MUNICIPAL AND EQUITY INCOME TRUST

     The following table shows the financial performance of your fund since its inception. The total returns in the tables represent the rate that your investment would have increased or decreased during each period (assuming reinvestment of all dividends and distributions at net asset value).


     The information below, except for the financial highlights for the six months ended May 31, 2008, has been audited by Ernst & Young LLP, your fund's independent registered public accounting firm, whose report is included in your fund's annual report along with your fund's financial statements. The annual report is available upon request.




                                                                     For the
                                                                    Six Months         Year
                                                                   Ended 5/31/08       Ended
                                                                    (unaudited)      11/30/07
                                                                 ----------------- ------------
Per Common Share Operating Performance
Net asset value, beginning of period                                $   14.82        $  16.17
                                                                    ---------        --------
Increase (decrease) from investment operations:(a)
 Net investment income                                              $    0.49        $   0.97
 Net realized and unrealized gain (loss) on investments and
  interest rate swaps                                                   (1.18)          (1.07)
 Dividends and distributions to preferred shareowners from:
  Net Investment income                                                 (0.14)          (0.27)
  Net realized gain                                                        --           (0.03)
                                                                    ---------        --------
 Net increase (decrease) from investment operations                 $   (0.83)       $  (0.40)
Dividends and distributions to common shareowners from:
  Net investment income                                                 (0.67)          (0.85)
  Net realized gain                                                        --           (0.10)
Capital charge with respect to issuance of:
 Common shares                                                             --              --
 Preferred shares                                                          --              --
                                                                    ---------        --------
Net increase (decrease) in net asset value                          $   (1.50)       $  (1.35)
                                                                    ---------        --------
Net asset value, end of period(e)                                   $   13.32        $  14.82
                                                                    ---------        --------
Market value, end of period(e)                                      $   12.93        $  13.41
                                                                    =========        ========
Total return(f)                                                          1.56%           2.30%
Ratios to average net assets of common shareowners
 Net expenses(g)                                                         1.30%(h)        1.26%
 Net investment income before preferred share dividends                  7.10%(h)        6.12%
 Preferred share dividends                                               2.06%(h)        1.70%
 Net investment income available to common shareowners                   5.04%(h)        4.42%
Portfolio turnover                                                          7%             23%
Net assets of common shareowners, end of period (in thousands)      $ 382,410        $425,358
Preferred shares outstanding (in thousands)                         $ 176,250        $176,250
Asset coverage per preferred share, end of period                   $  79,270        $ 85,354
Average market value per preferred share(i)                         $  25,000        $ 25,000
Liquidation value, including dividends payable, per preferred
 share                                                              $  25,028        $ 25,019
Ratios to average net assets of common shareowners before
 reimbursement of waivers and reimbursement of expenses
 Net expenses(g)                                                         1.30%(h)        1.26%
 Net investment income before preferred share dividends                  7.10%(h)        6.12%
 Preferred share dividends                                               2.06%(h)        1.70%
 Net investment income available to common shareowners                   5.04%(h)        4.42%



                                                                     Year          Year          1/30/04(b)
                                                                     Ended        Ended              to
                                                                   11/30/06      11/30/05         11/30/04
                                                                 ------------ ------------- -------------------
Per Common Share Operating Performance
Net asset value, beginning of period                               $  14.65     $  14.55       $     14.33(c)
                                                                   --------     --------       -----------
Increase (decrease) from investment operations:(a)
 Net investment income                                             $   0.98     $   0.95       $      0.66
 Net realized and unrealized gain (loss) on investments and
  interest rate swaps                                                  1.57         0.13              0.27
 Dividends and distributions to preferred shareowners from:
  Net Investment income                                               (0.26)       (0.19)            (0.06)
  Net realized gain                                                   (0.02)          --(d)             --
                                                                   --------     --------       -----------
 Net increase (decrease) from investment operations                $   2.27     $   0.89       $      0.87
Dividends and distributions to common shareowners from:
  Net investment income                                               (0.67)       (0.79)            (0.55)
  Net realized gain                                                   (0.08)          --                --
Capital charge with respect to issuance of:
 Common shares                                                           --           --             (0.03)
 Preferred shares                                                        --           --             (0.07)
                                                                   --------     --------       -----------
Net increase (decrease) in net asset value                         $   1.52     $   0.10       $      0.22
                                                                   --------     --------       -----------
Net asset value, end of period(e)                                  $  16.17     $  14.65       $     14.55
                                                                   --------     --------       -----------
Market value, end of period(e)                                     $  14.00     $  12.18       $     12.74
                                                                   ========     ========       ===========
Total return(f)                                                       21.79%        1.51%           (11.26)%
Ratios to average net assets of common shareowners
 Net expenses(g)                                                       1.12%        1.12%             1.04%(h)
 Net investment income before preferred share dividends                6.43%        6.32%             5.69%(h)
 Preferred share dividends                                             1.69%        1.28%             0.55%(h)
 Net investment income available to common shareowners                 4.74%        5.04%             5.14%(h)
Portfolio turnover                                                       16%          27%               63%
Net assets of common shareowners, end of period (in thousands)     $464,291     $420,476       $   417,789
Preferred shares outstanding (in thousands)                        $176,250     $176,250       $   176,250
Asset coverage per preferred share, end of period                  $ 90,870     $ 84,651       $    84,264
Average market value per preferred share(i)                        $ 25,000     $ 25,000       $    25,000
Liquidation value, including dividends payable, per preferred
 share                                                             $ 25,015     $ 25,009       $    25,003
Ratios to average net assets of common shareowners before
 reimbursement of waivers and reimbursement of expenses
 Net expenses(g)                                                       1.12%        1.12%             1.05%(h)
 Net investment income before preferred share dividends                6.43%        6.32%             5.68%(h)
 Preferred share dividends                                             1.69%        1.28%             0.55%(h)
 Net investment income available to common shareowners                 4.74%        5.04%             5.13%(h)


(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.
(b)  Trust shares were first publicly offered on January 28, 2004.
(c) Net asset value immediately after the closing of the first public offering was $14.30.
(d)  Amount is less than $0.01 per common share.

(e) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.
(f) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment return less than a full period is not annualized. Past performance is not a guarantee of future results.
(g) Expense ratios do not reflect the effect of dividend payments to preferred shareowners.
(h)  Annualized.

(i)  Market value is redemption without an active market.

     The information above represents the audited operating performance data for a common share outstanding, total investment return, ratios to average net assets of common shareowners and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

                              FINANCIAL HIGHLIGHTS
                          PIONEER TAX FREE INCOME FUND

     The following tables show the financial performance of Class A shares of Pioneer Tax Free Income Fund for the past five fiscal years. Certain information reflects financial results for a single share. The total returns in the tables represent the rate that your investment in Pioneer Tax Free Income Fund would have increased or decreased during each period (assuming reinvestment of all dividends and distributions).

     The information below has been audited by Ernst & Young LLP, Pioneer Tax Free Income Fund's independent registered public accounting firm, whose report is included in the fund's annual report along with the fund's financial statements. The annual report is available upon request.


                                                           Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                            12/31/07     12/31/06     12/31/05     12/31/04     12/31/03
Class A shares                                            ------------ ------------ ------------ ------------ -----------
Net asset value, beginning of period                        $  11.75     $  11.62     $  11.67     $  11.70    $  11.61
                                                            --------     --------     --------     --------    --------
Increase (decrease) from investment operations:
 Net investment income                                      $   0.46     $   0.47     $   0.51     $   0.56    $   0.56
 Net realized and unrealized gain (loss) on investments        (0.60)        0.13        (0.04)       (0.02)       0.09
                                                            --------     --------     --------     --------    --------
  Net increase (decrease) from investment operations        $  (0.14)    $   0.60     $   0.47     $   0.54    $   0.65
Distributions to shareowners:
 Net investment income                                         (0.48)       (0.47)       (0.52)       (0.57)      (0.56)
                                                            --------     --------     --------     --------    --------
Net increase (decrease) in net asset value                  $  (0.62)    $   0.13     $  (0.05)    $  (0.03)   $   0.09
                                                            --------     --------     --------     --------    --------
Net asset value, end of period                              $  11.13     $  11.75     $  11.62     $  11.67    $  11.70
                                                            ========     ========     ========     ========    ========
Total return*                                                  (1.23)%       5.31%        4.05%        4.75%       5.80%
Ratio of net expenses to average net assets+                    0.84%        0.86%        0.91%        0.91%       0.93%
Ratio of net investment income to average net assets+           4.05%        4.08%        4.36%        4.88%       4.88%
Portfolio turnover rate                                           68%          66%          26%          39%         80%
Net assets, end of period (in thousands)                    $313,706     $349,683     $315,855     $307,463    $326,173
Ratios with reductions for fees paid indirectly:
 Net expenses                                                   0.84%        0.86%        0.91%        0.91%       0.93%
 Net investment income                                          4.05%        4.08%        4.36%        4.88%       4.88%

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratio with no reduction for fees paid indirectly.

                       INFORMATION CONCERNING THE MEETING


Solicitation of Proxies


     In addition to the mailing of these proxy materials, proxies may be solicited by telephone, by fax or in person by the Trustees, officers and employees of your fund; by personnel of Pioneer or PIMSS, or by broker-dealer firms. Pioneer and its affiliates, together with a third party solicitation firm, have agreed to provide proxy solicitation services to your fund at a cost of approximately $22,000. Your fund will bear the costs of preparing and printing the Proxy Statement/Prospectus and the solicitation costs incurred in connection with the Merger.


Revoking Proxies

     If you sign and return a proxy, you can revoke it at any time before it is exercised:

     o By filing a written notice of revocation with your fund's transfer agent, Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109,

     o By returning a duly executed proxy with a later date before the time of the meeting, or

     o If you have executed a proxy but are present at the meeting and wish to vote in person, by notifying the secretary of your fund (without complying with any formalities) at any time before it is voted.

     Being present at the meeting alone does not revoke a previously executed and returned proxy.

Outstanding Shares

     Only shareholders of record on July 7, 2008 (the "record date") are entitled to notice of and to vote at the meeting. As of the record date, the following shares of your fund were outstanding:




       Pioneer Municipal and Equity Income Trust    Shares Outstanding (as of July 7, 2008)
       -----------------------------------------    ---------------------------------------
       Common Shares ......................                       28,706,981
       AMPS Series T ......................                            2,350
       AMPS Series F ......................                            2,350
       AMPS Series TH .....................                            2,350


     As described above, AMPS and common shares will each be entitled to vote to approve the Agreement and Plan of Merger. However, AMPS will be redeemed prior to the Closing Date.

Other Business

     Your fund's Board of Trustees knows of no business to be presented for consideration at the meeting other than Proposal 1. If other business is properly brought before the meeting, proxies will be voted according to the best judgment of the persons named as proxies.

Adjournments

     If, by the time scheduled for the meeting, a quorum of shareholders of your fund is not present or if a quorum is present but sufficient votes "for" the proposal have not been received, the persons named as proxies may propose an adjournment of the meeting to another date and time, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice. Any such adjournment will require the affirmative vote of a majority of the votes cast in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote all proxies in favor of the adjournment that voted in favor of the proposal or that abstained. Broker non-votes will be disregarded in the vote for adjournment.

Telephone and Internet Voting

     In addition to soliciting proxies by mail, by fax or in person, your fund may also arrange to have votes recorded by telephone, the Internet or other electronic means. The voting procedures used in connection with such voting methods are designed to authenticate shareholders' identities, to allow shareholders to authorize the voting of their shares in accordance with their instructions and to confirm that their instructions have been properly recorded. In the case of telephone voting, shareholders would be called at the phone number PIMSS has in its records for their accounts and would be asked for their Social Security number or other identifying information. The shareholders would then be given an opportunity to authorize proxies to vote their shares at the meeting in accordance with their instructions. In the case of automated telephone and Internet voting, shareholders would be required to provide their identifying information and will receive a confirmation of their instructions.

Shareholders' Proposals

     Your fund holds an annual meeting of shareholders each year. In accordance with your fund's by-laws, any shareholder desiring to present a proposal for consideration at the next annual meeting of shareholders must submit a proposal in writing, so that it is received by your fund at 60 State Street, Boston, Massachusetts 02109 no later than the close of business on the 90th day (and no earlier than the close of business on the 120th day) prior to the one year anniversary of the date on which notice of the preceding year's annual meeting was mailed. Last year's mailing of notice for the annual shareholders meeting occurred on April 30, 2007, so proposals for this year's annual shareholder meeting should have been received by your fund no later than the close of business on January 31, 2008 and no earlier than the close of business on January 1, 2008.

     Pioneer Tax Free Income Fund is not required, and does not intend, to hold meetings of shareholders each year. Instead, meetings will be held only when and if required. Any shareholder desiring to present a proposal for consideration at the next annual meeting of shareholders must submit a proposal in writing, so that it is received by your fund at 60 State Street, Boston, Massachusetts 02109 within a reasonable time before the meeting.


                         VOTING RIGHTS AND REQUIRED VOTE

     Holders of common shares and AMPS of your fund are each entitled to vote to approve the Agreement and Plan of Merger. Each share is entitled to one vote. Common shares and AMPS will vote as separate classes on the proposal. A quorum is required to conduct business at the meeting. With respect to your fund, one-third of the outstanding shares of each class of your fund entitled to cast votes at the meeting constitutes a quorum for the transaction of business with respect to such class; however, since the proposal must be approved by a 1940 Act Majority of each class, at least 50% of the outstanding shares of each class must have submitted votes to approve the proposal with respect to your fund. For this purpose, a "majority of the outstanding shares of each class of your fund" means the affirmative vote of the lesser of:

     1. 67% or more of the shares of each class of your fund present at the meeting, if the holders of more than 50% of the outstanding shares of each class of your fund entitled to vote are present or represented by proxy, or

     2.   more than 50% of the outstanding shares of each class of your fund.

     The table below shows how shares will be treated for the purposes of quorum and voting requirements.

------------------------------------------------------------------------------------------------------------------------------------
              Shares                                   Quorum                                           Voting
------------------------------------------------------------------------------------------------------------------------------------
In General                        All shares "present" in person or by proxy are   Shares "present" in person will be voted in
                                  counted toward a quorum.                         person at the meeting. Shares present by
                                                                                   proxy will be voted in accordance
                                                                                   with instructions.
------------------------------------------------------------------------------------------------------------------------------------
Signed Proxy with no Voting       Considered "present" at meeting for purposes     Voted "for" the proposal.
Instruction (other than Broker    of quorum.
Non-Vote)
------------------------------------------------------------------------------------------------------------------------------------
Broker Non-Vote (where the        Considered "present" at meeting for purposes     Broker non-votes do not count as a vote "for"
underlying holder had not         of quorum.                                       the proposal and effectively result in a vote
voted and the broker does not                                                      "against" the proposal.
have discretionary authority to
vote the shares)
------------------------------------------------------------------------------------------------------------------------------------
Vote to Abstain                   Considered "present" at meeting for purposes     Abstentions do not constitute a vote "for" the
                                  of quorum.                                       proposal and effectively result in a vote
                                                                                   "against" the proposal.
------------------------------------------------------------------------------------------------------------------------------------

     If the required approval of shareholders is not obtained, the meeting may be adjourned as more fully described in this Proxy Statement/ Prospectus, and your fund will continue to engage in business as a separate fund and the Board of Trustees will consider what further action may be appropriate.

                   OWNERSHIP OF SHARES OF THE PIONEER FUNDS


     As of July 7, 2008, the Trustees and officers of each Pioneer Fund owned in the aggregate less than 1% of the outstanding shares of a Pioneer Fund. The following is a list of the holders of 5% or more of the outstanding shares of any class of a Pioneer Fund as of July 7, 2008.




-------------------------------------------------------------------------------------------------------------
Pioneer Municipal and Equity Income Trust
-------------------------------------------------------------------------------------------------------------
                                                                                         Percent of Pioneer
                                                                                           Tax Free Income
        Record Holder         Share Class     Number of Shares   Percent of Class(1)     Fund after Merger(2)
-------------------------------------------------------------------------------------------------------------
Cede & Co.
P.O. Box 20
Bowling Green Station        Common              28,692,108            99.95%                 54.93%
New York, NY 10004
-------------------------------------------------------------------------------------------------------------
Merrill Lynch
4804 Deer Lake Drive East
4th Floor                    AMPS Series T            2,075            88.30%                    --
Jacksonville, FL 32232-5286
-------------------------------------------------------------------------------------------------------------
                             AMPS Series F            2,097            89.23%                    --
-------------------------------------------------------------------------------------------------------------
                             AMPS Series TH           1,095            81.06%                    --
-------------------------------------------------------------------------------------------------------------
Deutsche Alex Brown
60 Wall Street               AMPS Series TH             330            14.04%                    --
New York, NY 10005
-------------------------------------------------------------------------------------------------------------
Oppenheimer/Fahnestock
125 Broad Street
16th Floor                   AMPS Series T              191             8.13%                    --
New York, NY 10004-2464
-------------------------------------------------------------------------------------------------------------
                             AMPS Series F              146             6.21%                    --
-------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
Pioneer Tax Free Income Fund
----------------------------------------------------------------------------------------------------------------------------
                                                                                                        Percent of Pioneer
                                                                                                          Tax Free Income
            Record Holder                   Share Class    Number of Shares     Percent of Class(1)     Fund after Merger(2)
----------------------------------------------------------------------------------------------------------------------------
NFS LLC FEBO
Regions Bk DBA
Kenneburt Co                                  Class A       1,482,528.868             5.66%                     2.84%
250 Riverchase Pkwy E Fl 5
Birmingham, AL 35244-1832
----------------------------------------------------------------------------------------------------------------------------
                                              Class Y        9,912,352.50            60.78%                    18.98%
----------------------------------------------------------------------------------------------------------------------------
                                              Class Y        3,217,692.66            19.73%                     6.16%
----------------------------------------------------------------------------------------------------------------------------
Citigroup Global Markets Inc.
Attn Peter Booth
333 West 34th St 7th Fl                       Class B           71,250.72             5.94%                     0.14%
New York, NY 10001-2402
----------------------------------------------------------------------------------------------------------------------------
                                              Class C         151,565.179            13.29%                     0.29%
----------------------------------------------------------------------------------------------------------------------------
MLPF&S For the Sole Benefit of its Customers
Mutual Fund Administration
4800 Deer Lake Drive East, 2nd Fl             Class B          165,280.99            13.79%                     0.32%
Jacksonville, FL 32246-6484
----------------------------------------------------------------------------------------------------------------------------
                                              Class C         342,207.643            30.00%                     0.66%
----------------------------------------------------------------------------------------------------------------------------
AmSouth Bancorporation Serp
State Street Bank & Trust Company
125 Sunnynoll Court, Suite 200                Class Y       2,873,042.980            17.61%                     5.50%
Winston-Salem, NC 27106-5076
----------------------------------------------------------------------------------------------------------------------------


----------

(1) To the knowledge of each Pioneer Fund, the amount of each class owned of record, unless otherwise noted.

(2) Calculated on the basis of each record holder's present holdings and commitments as of the record date, and assuming the Merger took place on that same day.


(3) According to an amended Schedule 13D dated December 26, 2007, Bulldog Investors General Partnership ("BIGP") is the beneficial owner of an aggregate of 5,002,565 common shares of Pioneer Municipal and Equity Income Trust. Such shares constitute approximately 17.43% of the outstanding common shares of Pioneer Municipal and Equity Income Trust. BIGP has the sole power to vote or direct the vote of such shares or to dispose or direct the disposition of such shares. BIGP is a general partnership whose principal business is investing. The general partners of BIGP are Opportunity Partners, L.P., Full Value Partners L.P. ("Full Value"), Opportunity Income Plus Fund L.P., Kimball & Winthrop, Inc., Steady Gain Partners L.P., Mercury Partners L.P., and Calapasas Investment Partners L.P. Mr. Phillip Goldstein and Mr. Andrew Dakos have been delegated as agents of BIGP to purchase, sell and vote securities on behalf of BIGP.

     BIGP and one of its partners, Full Value, have reached an agreement with Pioneer to vote their shares in favor of the Merger. BIGP and Full Value also have agreed to vote their shares in accordance with the recommendation of the Trustees of Pioneer Municipal and Equity Income Trust with respect to each proposal submitted to shareholders at Pioneer Municipal and Equity Income Trust's 2008 annual meeting of shareholders, if held, or at any other meeting of Pioneer Municipal and Equity Income Trust's shareholders held prior to the completion of the Merger. In addition, BIGP and Full Value have agreed not to nominate any person for election as trustee at, or to make or submit any proposal for, these shareholder meetings. If the Merger is approved, the 2008 annual shareholder meeting would not be held.

(4) According to an amended Schedule 13D dated January 25, 2008, Western Investment LLC ("Western") is the beneficial owner of an aggregate of 1,671,907 common shares of Pioneer Municipal and Equity Income Trust. Such shares constitute approximately 5.8% of the outstanding common shares of Pioneer Municipal and Equity Income Trust. Western is deemed to beneficially own such shares as the managing member of Western Investment Activism Partners LLC ("WIAP"), which is the beneficial owner of 837,802 common shares of Pioneer Municipal and Equity Income Trust, the investment manager of Western Investment Total Return Fund Ltd. ("WITRL"), which is the beneficial owner of 6,970 common shares of Pioneer

     Municipal and Equity Income Trust, and the general partner of each of Western Investment Hedged Partners L.P. ("WIHP"), which is the beneficial owner of 819,639 common shares of Pioneer Municipal and Equity Income Trust and Western Investment Total Return Partners L.P. ("WITRP"), which is the beneficial owner of 6,430 common shares of Pioneer Municipal and Equity Income Trust. Western has sole voting and investment power over the security holdings of WIAP, WITRL, WIHP and WITRP and Arthur D. Lipson, in his role as the managing member of Western, controls Western's voting and investment decisions. As the managing member of Western, Mr. Lipson may be deemed to beneficially own such shares.

     According to a Schedule 13D dated January 25, 2008, Benchmark Plus Management, LLC ("Benchmark") is the beneficial owner of an aggregate of 1,164,960 common shares of Pioneer Municipal and Equity Income Trust. Such shares constitute approximately 4.1% of the outstanding common shares of Pioneer Municipal and Equity Income Trust. Benchmark is deemed to beneficially own such shares as the managing member of Benchmark Plus Institutional Partners, L.L.C. ("BPIP"), which is the beneficial owner of 650,560 common shares of Pioneer Municipal and Equity Income Trust and Benchmark Plus Partners, L.L.C. ("BPP"), which is the beneficial owner of 514,400 common shares of Pioneer Municipal and Equity Income Trust. Scott Franzblau and Robert Ferguson, in their roles as managing members of Benchmark, have sole voting and investment control over BPIP's and BPP's security holdings. As the managing members of Benchmark, Messrs. Franzblau and Ferguson may be deemed to beneficially own such shares.

     On January 25, 2008, Western, WIHP, WIAP, WITRL, WITRP, BPIP, BPP, Benchmark and Messrs. Lipson, Franzblau, Ferguson, Richard A. Rappaport, William J. Roberts, Gary G. Schlarbaum and Matthew S. Crouse entered into a Joint Filing and Solicitation Agreement (the "Joint Filing and Solicitation Agreement") in which, among other things, (a) the parties agreed to the joint filing and solicitation on behalf of each of them of statements on
     Schedule 13D with respect to the securities of Pioneer Municipal and Equity Income Trust to the extent required under applicable securities laws and
     (b) the parties agreed to form the group for the purpose of soliciting proxies or written consents for the election of the persons nominated by Western to Pioneer Municipal and Equity Income Trust's Board at its 2008 Annual Meeting and for the purpose of taking all other actions incidental to the foregoing.


                                     EXPERTS

     The financial highlights for the past four years for Pioneer Municipal and Equity Income Trust and the financial highlights for the past five fiscal years for Pioneer Tax Free Income Fund and the financial statements for each Pioneer Fund for the past two years are incorporated by reference into this Proxy Statement/Prospectus. The financial highlights and financial statements for each Pioneer Fund for its most recent fiscal year end have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon incorporated by reference into this registration statement. Such financial statements and financial highlights are incorporated by reference herein in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

                              AVAILABLE INFORMATION


     You can obtain more free information about each Pioneer Fund from your investment firm or by writing to Pioneer Investment Management Shareholder Services, Inc., 60 State Street, Boston, Massachusetts 02109. You may also call 1-800-622-3265.


     Pioneer Tax Free Income Fund's statement of additional information and each Pioneer Fund's shareholder reports are available free of charge on the Pioneer Funds' website at www.pioneerinvestments.com

     Shareholder reports. Annual and semiannual reports to shareholders, and quarterly reports filed with the SEC, provide information about each Pioneer Fund's investments. The annual report discusses market conditions and investment strategies that significantly affected each Pioneer Fund's performance during its last fiscal year.

     Visit our website www.pioneerinvestments.com

     Each Pioneer Fund is subject to the informational requirements of the Securities Exchange Act of 1934, as amended and the 1940 Act and files reports, proxy statements and other information with the SEC. These reports, proxy statements and other information filed by the Pioneer Funds and their predecessors can be inspected and copied (for a duplication fee) at the public reference facilities of the SEC at 100 F Street, N.E., Washington, D.C. Copies of these materials can also be obtained by mail from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates. In addition, copies of these documents may be viewed on-screen or downloaded from the SEC's Internet site at http://www.sec.gov.

               EXHIBIT A -- FORM OF AGREEMENT AND PLAN OF MERGER
               -------------------------------------------------

     THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") is made as of the [ ] day of [ ], 2008, by and between Pioneer Tax Free Income Fund, a Delaware statutory trust, in its individual capacity (the "Surviving Trust"), and on behalf of its sole series, Pioneer Tax Free Income Fund (the "Surviving Fund"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109, and Pioneer Municipal and Equity Income Trust, a Delaware statutory trust, in its individual capacity (the "Merging Trust"), and on behalf of its sole series, Pioneer Municipal and Equity Income Trust (the "Merging Fund"), with its principal place of business at 60 State Street, Boston, Massachusetts 02109. The Surviving Fund and the Merging Fund are sometimes referred to collectively herein as the "Funds" and individually as a "Fund."

     WHEREAS, the Surviving Trust is a registered investment company classified as a management company of the open-end type.

     WHEREAS, the Merging Trust is a registered investment company classified as a management company of the closed-end type.

     WHEREAS, this Agreement is intended to constitute a plan of a "reorganization" as defined in Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations thereunder, and the parties hereby adopt this Agreement as a "plan of reorganization" within the meaning of Treasury Regulations Sections 1.368-2(g) and 1.368-3(a).

     WHEREAS, the reorganization will consist of the merger of the Merging Trust into the Surviving Trust pursuant to the provisions of the Delaware Statutory Trust Act (the "Merger") and will have the consequences described in Section 1.2 below.

     WHEREAS, the Surviving Fund is authorized to issue shares of beneficial interest.

     WHEREAS, the Board of Trustees of each of the Surviving Trust and the Merging Trust have determined that the Merger is in the best interests of the Surviving Fund shareholders and the Merging Fund shareholders, respectively, and is not dilutive of the interests of those shareholders.

     NOW, THEREFORE, in consideration of the premises of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.   THE MERGER

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, a certificate of merger of the Merging Trust with and into the Surviving Trust (the "Certificate of Merger") shall be executed and acknowledged on behalf of the Surviving Trust and thereafter delivered to the Secretary of State of the State of Delaware by the Surviving Trust for filing, as provided in Section 3815 of the Delaware Statutory Trust Act 12 Del.C. Section 3801, et. seq. (the "DSTA"). The Merger shall become effective at 5:00 p.m. (Eastern time) (the "Effective Time") on the closing date of the Merger (the "Closing Date"), unless otherwise mutually agreed by the parties hereto. At the Effective Time, the separate existence of the Merging Trust and the Merging Fund shall cease and the Merging Trust and the Merging Fund shall be merged with and into the Surviving Trust and the Surviving Fund, respectively.

     1.2 At the Effective Time, by virtue of the Merger and without any further action on the part of Surviving Fund, Merging Fund, or the holders of common shares of the Merging Fund or the Class A shares of the Surviving Fund, (i) all of the assets of the Merging Fund as set forth in Paragraph 1.3 ("Merging Fund Assets") and all of the liabilities and obligations of the Merging Fund, whether accrued or contingent, known or unknown, existing at the Closing Date (collectively, the "Merging Fund Liabilities") are hereby assigned to, and will become the assets and liabilities of, the Surviving Fund, and the Surviving Fund hereby agrees to accept and assume all such assets and liabilities, and (ii) the common shares of the Merging Fund issued and outstanding immediately prior to the Merger shall be exchanged for a number of Class A shares of the Surviving Fund, including fractional Class A shares of the Surviving Fund ("Surviving Fund Shares"), with an aggregate net asset value ("NAV") equal to the NAV of the common shares of the Merging Fund, as determined in the manner set forth in Paragraphs 2.1 and 2.2. Such transactions shall take place at the Closing (as defined in Paragraph 3.1 below).

     1.3 (a) The Merging Fund Assets shall consist of all of the Merging Fund's property, including, without limitation, all portfolio securities and instruments, dividends and interest receivables, cash, goodwill, contractual rights and choses in action of the Merging Fund or the Merging Trust in respect of the Merging Fund, all other intangible property owned by the Merging Fund, originals or copies of all books and records of the Merging Fund, and all other assets of the Merging Fund as of the Effective Time. The Surviving Fund shall also be entitled to receive copies of all records that the Merging Fund is required to maintain under the Investment Company Act of 1940, as amended (the "Investment Company Act"), and the rules of the Securities and Exchange Commission (the "Commission") thereunder to the extent such records pertain to the Merging Fund.

          (b) The Merging Fund has provided the Surviving Fund with a list of all of the Merging Fund's securities and other assets as of the date of execution of this Agreement, and the Surviving Fund has provided the Merging Fund with a copy of the current fundamental investment policies and restrictions and fair value procedures applicable to the Surviving Fund. The Merging Fund reserves the right to sell any of such securities or other assets before the Effective Time and agrees not to acquire any portfolio security that is not an eligible investment for, or that would violate an investment policy or restriction of, the Surviving Fund.

     1.4 The Merging Fund will endeavor to discharge all of its known liabilities and obligations that are or will become due prior to the Closing.

     1.5 On or as soon after the Closing Date as is conveniently practicable, accounts on the share records of the Surviving Fund will be established in the names of each shareholder of record of the Merging Fund, determined as of the Effective Time (the "Merging Fund Shareholders"), representing the number of Surviving Fund Shares due to the shareholder pursuant to Paragraph 1.2 hereof. Each Merging Fund Shareholder shall receive the number of Surviving Fund Shares corresponding to common shares of the Merging Fund (the "Merging Fund Shares") held by such Merging Fund Shareholder that have an aggregate NAV equal to the aggregate NAV of the Merging Fund Shares held of record by such Merging Fund Shareholder as of the Effective Time. The Surviving Fund shall not issue certificates representing the Surviving Fund Shares in connection with the Merger.

     1.6 Ownership of Surviving Fund Shares will be shown on the books of the Surviving Fund's transfer agent. Any certificates representing ownership of Merging Fund Shares that remain outstanding at the Effective Time shall be deemed to be cancelled and shall no longer evidence ownership of Merging Fund Shares.

     1.7 Any transfer taxes payable upon issuance of Surviving Fund Shares in a name other than the registered holder of the Merging Fund Shares on the books of the Merging Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Surviving Fund Shares are to be issued and transferred.

2.   VALUATION

     2.1 The NAV of the Surviving Fund Shares and the NAV of the Merging Fund shall, in each case, be determined as of the close of regular trading on the New York Stock Exchange (generally, 4:00 p.m., Boston time) on the Closing Date, but immediately prior to giving effect to the assignment and assumption of assets and liabilities between the Merging Fund and the Surviving Fund as set forth herein (the "Valuation Time"). Pioneer Investment Management, Inc. (the "Surviving Fund Adviser") shall compute the NAV per Surviving Fund Share in the manner set forth in the Surviving Trust's Agreement and Declaration of Trust (the "Declaration"), or By-Laws, and the Surviving Fund's then-current prospectus and statement of additional information. The Surviving Fund Adviser shall compute the NAV per share of the Merging Fund in the manner set forth in the Merging Trust's Agreement and Declaration of Trust, or By-laws, and the Merging Fund's then-current prospectus and statement of additional information. The Surviving Fund Adviser shall confirm to the Surviving Fund the NAV of the Merging Fund.

     2.2 The number of Surviving Fund Shares to be issued (including fractional shares, if any) in the exchange of the Merging Fund Shares for Surviving Fund Shares shall be determined by the Surviving Fund Adviser by dividing the NAV with respect to common shares of the Merging Fund, as determined in accordance with Paragraph 2.1, by the NAV of the Surviving Fund Shares, as determined in accordance with Paragraph 2.1.

     2.3 The Surviving Fund and the Merging Fund shall cause the Surviving Fund Adviser to deliver a copy of its valuation report to the other party at Closing (as defined in Paragraph 3.1). All computations of value shall be made by the Surviving Fund Adviser in accordance with its regular practice as pricing agent for the Surviving Fund and the Merging Fund.

3.   CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be [ ], 2008, or such later date as the parties may agree to in writing. All acts necessary to consummate the Merger (the "Closing") shall be deemed to take place simultaneously as of the Effective Time unless otherwise provided. The Closing shall be held at the offices of Bingham McCutchen LLP, One Federal Street, Boston, Massachusetts, or at such other place as the parties may agree.

     3.2 Portfolio securities that are held other than in book-entry form in the name of Brown Brothers Harriman & Co. (the "Merging Fund Custodian") as record holder for the Merging Fund shall be presented by the Merging Fund to Brown Brothers Harriman & Co. (the "Surviving Fund Custodian") for examination no later than three business days preceding the Closing Date. Such portfolio securities shall be transferred to the Surviving Fund Custodian for the account of the Surviving Fund on the Closing Date, duly endorsed in proper form for transfer, in such condition as to constitute good delivery thereof in accordance with the custom of brokers, and shall be accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. Portfolio securities held of record by the Merging Fund Custodian in book-entry form on behalf of the Merging Fund shall be transferred by the Merging Fund Custodian through the Depository Trust Company to the Surviving Fund Custodian and by the Surviving Fund Custodian recording the beneficial ownership thereof by the Surviving Fund on the Surviving Fund Custodian's records, in each case on the Closing Date. Any cash shall be transferred by the Merging Fund Custodian transmitting immediately available funds by wire transfer to the Surviving Fund Custodian the cash balances maintained by the Merging Fund Custodian and the Surviving Fund Custodian crediting such amount to the account of the Surviving Fund, in each case on the Closing Date.

     3.3 The Surviving Fund Custodian shall deliver within one business day after the Closing a certificate of an authorized officer stating that: (a) the Merging Fund Assets have been transferred in proper form to the Surviving Fund on the Closing Date, and (b) all necessary transfer taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment has been made in conjunction with the transfer of portfolio securities as part of the Merging Fund Assets.

     3.4 If on the Closing Date (a) the New York Stock Exchange is closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such exchange or elsewhere is disrupted so that accurate appraisal of the NAV of the Surviving Fund Shares or the Merging Fund pursuant to Paragraph 2.1 is impracticable (in the judgment of the Surviving Trust Board with respect to the Surviving Fund and the Merging Trust Board with respect to the Merging Fund), the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored.

     3.5 The Merging Fund shall deliver at the Closing a list of the names, addresses, federal taxpayer identification numbers and backup withholding and nonresident alien withholding status and certificates of the Merging Fund Shareholders and the number and percentage ownership of outstanding Merging Fund Shares owned by each Merging Fund Shareholder as of the Valuation Time, certified by the President or a Secretary of the Merging Trust and its Treasurer, Secretary or other authorized officer (the "Shareholder List") as being an accurate record of the information (a) provided by the Merging Fund Shareholders, (b) provided by the Merging Fund Custodian, or (c) derived from the Merging Fund's records by such officers or one of the Merging Fund's service providers. The Surviving Fund shall issue and deliver to the Merging Fund a confirmation evidencing the Surviving Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Merging Fund that such Surviving Fund Shares have been credited on the Closing Date to the shareholders of record of the Merging Fund. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request.

4.   REPRESENTATIONS AND WARRANTIES

     4.1 Except as set forth on Schedule 4.1 of this Agreement, the Merging Trust, on behalf of itself and the Merging Fund, as applicable, represents, warrants and covenants to the Surviving Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

          (a) The Merging Fund is a statutory series of the Merging Trust pursuant to Section 3804 and 3806(b)(2) of the DSTA. The Merging Fund is the only series of the Merging Trust. The Merging Trust is a statutory trust validly existing and in good standing under the laws of the State of Delaware and has the power to own all of its properties and assets and, subject to approval by the Merging Fund's shareholders, to perform its obligations under this Agreement. The Merging Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Merging Trust and the Merging Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

          (b) The Merging Trust is a registered investment company classified as a management company of the closed-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

          (c) The Merging Trust is not in violation of, and the Merging Trust's execution and delivery of this Agreement and the performance of its obligations under this Agreement in respect and on behalf of the Merging Fund will not result in a material violation of, any provision of the Merging Trust's Declaration or By-Laws or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Merging Fund, or the Merging Trust on behalf of the Merging Fund, is a party or by which the Merging Fund or any of its assets are bound;

          (d) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to its knowledge threatened against the Merging Fund or any of the Merging Fund's properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Merging Fund's business. The Merging Fund is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Merging Fund's business or its ability to consummate the transactions contemplated herein or would be binding upon the Surviving Fund as the successor to the Merging Fund;

          (e) The statement of assets and liabilities of the Merging Fund, and the related statements of operations and changes in net assets, as of and for the fiscal year ended November 30, 2007, have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with generally accepted accounting principles ("GAAP") consistently applied and fairly reflect, in all material respects, the financial condition of the Merging Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Merging Fund as of the date thereof are disclosed therein. The statement of assets and liabilities of the Merging Fund, and the related statements of operations and changes in net assets, as of and for the six-month period ended May 31, 2008 will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects the financial condition of the Merging Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Merging Fund as of the date thereof are disclosed therein. The Statement of Assets and Liabilities will be in accordance with GAAP consistently applied and will fairly reflect, in all material respects, the financial condition of the Merging Fund as of such date and the results of its operations for the period then ended. Except for the Merging Fund Liabilities, the Merging Fund will not have any known or contingent liabilities on the Closing Date. No significant deficiency, material weakness, fraud, significant change or other factor that could significantly affect the internal controls of the Merging Fund has been disclosed or is required to be disclosed in the Merging Fund's reports on Form N-CSR to enable the chief executive officer and chief financial officer or other officers of the Merging Trust to make the certifications required by the Sarbanes-Oxley Act, and no deficiency, weakness, fraud, change, event or other factor exists with respect to the Merging Fund will be required to be disclosed in the Surviving Fund's Form N-CSR after the Closing Date;

          (f) Since its most recent fiscal year end, except as specifically disclosed in the Merging Fund's semi-annual report for the six-month period ended May 31, 2008, there has not been any material adverse change in the Merging Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Merging Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (f) (but not for any other purpose of this Agreement), a decline in NAV per Merging Fund Share arising out of its normal investment operations or a decline in market values of securities in the Merging Fund's portfolio, a decline in net assets of the Merging Fund as a result of redemptions or the discharge of Merging Fund liabilities shall not constitute a material adverse change;

          (g) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Merging Fund and/or the Merging Trust required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Merging Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (h) For each taxable year of its existence, including the taxable year ending on the Closing Date, the Merging Trust has had in effect an election to be treated as a "regulated investment company" under Subchapter M of the Code, has satisfied or will satisfy all of the requirements of Subchapter M of the Code for treatment as a regulated investment company, and has been or will be eligible to compute, and has computed or will compute, its federal income tax under Section 852 of the Code, and on or before the Closing Date, shall have distributed to its shareholders, substantially all of its investment company taxable income (as defined in Section 852(b)(2) of the Code, determined without regard to Section 852(b)(2)(D) of the
     Code), all of the excess of (i) its interest income excludable from gross income under Section 103(a) of the Code over (ii) its deductions disallowed under Sections 265 and 171(a)(2) of the Code ("net tax-exempt income"), and all of its net capital gain (as such term is used in Sections 852(b)(3)(A) and (C) of the Code), after reduction by any available capital loss carryforward, through the Closing Date such that for all tax periods ending on or before the Closing Date, the Merging Trust will not have any tax liability under Section 852 or Section 4982;

          (i) All issued and outstanding Merging Fund Shares are, and at the Closing Date will be, legally issued and outstanding, fully paid and nonassessable by the Merging Fund. All of the issued and outstanding Merging Fund Shares will, at the time of Closing, be held of record by the persons and in the amounts set forth in the Shareholder List submitted to the Surviving Fund pursuant to Paragraph 3.5 hereof. The Merging Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Merging Fund Shares, nor is there outstanding any security convertible into any Merging Fund Shares;

          (j) At the Effective Time and the Valuation Time, the Merging Fund will have good and marketable title to the Merging Fund Assets, and full right, power and authority to merge with and assign all of its assets and liabilities to the Surviving Fund pursuant to this Agreement. At the Effective Time, the Merging Fund Assets and Merging Fund Liabilities will be assigned to and vest in the

     Surviving Fund and the Surviving Fund will have good and marketable title thereto, subject to no restrictions on the full transfer thereof, except such restrictions as might arise under the Securities Act;

          (k) The Merging Trust has the trust power and authority, on behalf of the Merging Fund, to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Merging Trust's Board of Trustees, and, subject to the approval of the Merging Fund's shareholders, assuming due authorization, execution and delivery by the Surviving Trust in its individual capacity and on behalf of the Surviving Fund, this Agreement will constitute a valid and binding obligation of the Merging Trust, on behalf of the Merging Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (l) The information to be furnished by the Merging Fund to the Surviving Fund for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby and any information necessary to compute the total return of the Merging Fund shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto;

          (m) The information included in the proxy statement (the "Proxy Statement") forming part of the Surviving Fund's Registration Statement on Form N-14 filed in connection with this Agreement (the "Registration Statement") that has been furnished in writing by the Merging Fund to the Surviving Fund for inclusion in the Registration Statement, on the effective date of that Registration Statement and on the Closing Date, will conform in all material respects to the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the Investment Company Act and the rules and regulations of the Commission thereunder and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

          (n) Upon the effectiveness of the Registration Statement, no consent, approval, authorization or order of any court or governmental authority is required for the consummation by the Merging Trust or the Merging Fund of the transactions contemplated by this Agreement;

          (o) All of the issued and outstanding Merging Fund Shares have been offered for sale and sold in compliance in all material respects with all applicable federal and state securities laws, except as may have been previously disclosed in writing to the Surviving Fund;

          (p) The prospectus and statement of additional information of the Merging Fund and any amendments or supplements thereto, furnished to the Surviving Fund, did not as of their dates or the dates of their distribution to the public contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which such statements were made, not materially misleading;

          (q) The Merging Fund currently complies in all material respects with the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Merging Fund currently complies in all material respects with all of its investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Merging Trust with respect to the Merging Fund. All advertising and sales material currently used by the Merging Fund complies in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of the Financial Industry Regulatory Authority ("FINRA") and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, FINRA or any state securities authorities used by the Merging Fund during the three (3) years prior to the date of this Agreement have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

          (r) Neither the Merging Fund nor, to the knowledge of the Merging Trust, any "affiliated person" of the Merging Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Merging Trust, has any affiliated person of the Merging Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act of 1940, as amended (the "Investment Advisers Act"), or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

          (s) The tax representation certificate to be delivered by the Merging Trust to Bingham McCutchen LLP at the Closing pursuant to Paragraph 7.4 (the "Merging Trust Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

     4.2 Except as set forth on a disclosure schedule previously provided by the Surviving Fund to the Merging Fund, the Surviving Trust, on behalf of the Surviving Fund, represents, warrants and covenants to the Merging Fund, which representations, warranties and covenants will be true and correct on the date hereof and on the Closing Date as though made on and as of the Closing Date, as follows:

          (a) The Surviving Fund is a statutory series of the Surviving Trust pursuant to Sections 3804 and 3806(b)(2) of the DSTA. The Surviving Fund is the only series of the Surviving Trust. The Surviving Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware. The Surviving Trust has the power to own all of its properties and assets and to perform the obligations under this Agreement. The Surviving Fund is not required to qualify to do business in any jurisdiction in which it is not so qualified or where failure to qualify would subject it to any material liability or disability. Each of the Surviving Trust and the Surviving Fund has all necessary federal, state and local authorizations to own all of its properties and assets and to carry on its business as now being conducted;

          (b) The Surviving Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the Investment Company Act is in full force and effect;

          (c) The current prospectus and statement of additional information of the Surviving Fund and each prospectus and statement of additional information for the Surviving Fund used during the three years previous to the date of this Agreement, and any amendment or supplement to any of the foregoing, conform or conformed at the time their distribution to the public in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder and do not or did not at the time of their distribution to the public include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

          (d) The Surviving Fund's registration statement on Form N-1A that will be in effect on the Closing Date, and the prospectus and statement of additional information of the Surviving Fund included therein, will conform in all material respects with the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder, and did not as of the effective date thereof and will not as of the Closing Date contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

          (e) The Registration Statement, the Proxy Statement and statement of additional information with respect to the Surviving Fund, and any amendments or supplements thereto in effect on or prior to the Closing Date included in the Registration Statement (other than written information furnished by the Merging Fund for inclusion therein, as covered by the Merging Fund's warranty in Paragraph 4.1(n) hereof) will conform in all material respects to the applicable requirements of the Securities Act and the Investment Company Act and the rules and regulations of the Commission thereunder. Neither the Registration Statement nor the Proxy Statement (other than written information furnished by the Merging Fund for inclusion therein, as covered by the Merging Fund's warranty in Paragraph 4.1(n) hereof) includes or will include any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (f) The Surviving Trust is not in violation of, and the Surviving Trust's execution and delivery of this Agreement and performance of its obligations under this Agreement in respect and on behalf of the Surviving Fund will not result in a material violation of, any provisions of the Declaration of Trust or by-laws of the Surviving Trust or any material agreement, indenture, instrument, contract, lease or other undertaking to which the Surviving Fund or the Surviving Trust on behalf of the Surviving Fund is a party or by which the Surviving Fund or any of its assets is bound;

          (g) No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or threatened against the Surviving Fund or any of the Surviving Fund's properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of the Surviving Fund's business. Neither the Surviving Trust nor the Surviving Fund is a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially adversely affects the Surviving Fund's business or its ability to consummate the transactions contemplated herein;

          (h) The statement of assets and liabilities of the Surviving Fund, and the related statements of operations and changes in net assets, as of and for the fiscal year ended December 31, 2007 have been audited by Ernst & Young LLP, independent registered public accounting firm, and are in accordance with GAAP consistently applied and fairly reflect, in all material respects, the financial condition of the Surviving Fund as of such date and the results of its operations for the period then ended, and all known liabilities, whether actual or contingent, of the Surviving Fund as of the date thereof are disclosed therein;

          (i) Since the most recent fiscal year end, except as specifically disclosed in the Surviving Fund's prospectus, its statement of additional information as in effect on the date of this Agreement, or its semi-annual report for the period ended June 30, 2008, there has not been any material adverse change in the Surviving Fund's financial condition, assets, liabilities, business or prospects, or any incurrence by the Surviving Fund of indebtedness, except for normal contractual obligations incurred in the ordinary course of business or in connection with the settlement of purchases and sales of portfolio securities. For the purposes of this subparagraph (i) (but not for any other purpose of this Agreement), a decline in NAV per Surviving Fund Share arising out of its normal investment operations or a decline in market values of securities in the Surviving Fund's portfolio, a decline in net assets of the Surviving Fund as a result of redemptions or the discharge of Surviving Fund liabilities shall not constitute a material adverse change;

          (j) On the Closing Date, all federal and other tax returns, dividend reporting forms and other tax-related reports of the Surviving Fund and/or the Surviving Trust required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof and, to the best of the Surviving Trust's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

          (k) For each taxable year of its existence, the Surviving Trust has had in effect an election to be treated as a "regulated investment company" under Subchapter M of the Code, has satisfied all of the requirements of Subchapter M of the Code for treatment as a regulated investment company, and has been eligible to compute its federal income tax under Section 852 of the Code.

          (l) The authorized capital of the Surviving Fund consists of an unlimited number of shares of beneficial interest in the assets of the Surviving Fund, no par value per share. As of the Closing Date, the Surviving Fund will be authorized to issue an unlimited number of shares of beneficial interest in the assets of the Surviving Fund, no par value per share. The Surviving Fund Shares to be issued and delivered to the Merging Fund for the account of the Merging Fund Shareholders pursuant to the terms of this Agreement will have been duly authorized on the Closing Date and, when so issued and delivered, will be legally issued and outstanding, fully paid and non-assessable. The Surviving Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Surviving Fund Shares, nor is there outstanding any security convertible into any Surviving Fund shares;

          (m) All issued and outstanding Surviving Fund Shares are, and on the Closing Date will be, legally issued, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with all applicable federal and state securities laws;

          (n) The Surviving Trust has the full right, power and authority, on behalf of the Surviving Fund, to enter into and perform its obligations under this Agreement. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Surviving Trust's Board of Trustees, and, assuming due authorization, execution and delivery by the Merging Trust, in its individual capacity and on behalf of the Merging Fund, this Agreement will constitute a valid and binding obligation of the Surviving Trust, on behalf of the Surviving Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights and to general equity principles;

          (o) The information to be furnished in writing by the Surviving Trust, on behalf of the Surviving Fund, or the Surviving Fund Adviser for use in applications for orders, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto or the requirements of any form for which its use is intended, and shall not contain any untrue statement of a material fact or omit to state a material fact necessary to make the information provided not misleading;

          (p) No consent, approval, authorization or order of or filing with any court or governmental authority is required for the execution of this Agreement or the consummation of the transactions contemplated by the Agreement by the Surviving Fund, except for the registration of the Surviving Fund Shares under the Securities Act and the Investment Company Act;

          (q) The Surviving Trust currently complies in all material respects with, the requirements of, and the rules and regulations under, the Investment Company Act, the Securities Act, the Exchange Act, state "Blue Sky" laws and all other applicable federal and state laws or regulations. The Surviving Trust currently complies in all material respects with all of its investment objectives, policies, guidelines and restrictions and any compliance procedures established by the Surviving Trust with respect to the Surviving Fund. All advertising and sales material currently used by the Surviving Trust complies in all material respects with the applicable requirements of the Securities Act, the Investment Company Act, the rules and regulations of the Commission, and, to the extent applicable, the Conduct Rules of FINRA and any applicable state regulatory authority. All registration statements, prospectuses, reports, proxy materials or other filings required to be made or filed with the Commission, FINRA or any state securities authorities used by the Surviving Trust during the three
     (3) years prior to the date of this Agreement have been duly filed and have been approved or declared effective, if such approval or declaration of effectiveness is required by law. Such registration statements, prospectuses, reports, proxy materials and other filings under the Securities Act, the Exchange Act and the Investment Company Act (i) are or were in compliance in all material respects with the requirements of all applicable statutes and the rules and regulations thereunder and (ii) do not or did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not false or misleading;

          (r) Neither the Surviving Fund nor, to the knowledge of the Surviving Trust, any "affiliated person" of the Surviving Fund has been convicted of any felony or misdemeanor, described in Section 9(a)(1) of the Investment Company Act, nor, to the knowledge of the Surviving Trust, has any affiliated person of the Surviving Fund been the subject, or presently is the subject, of any proceeding or investigation with respect to any disqualification that would be a basis for denial, suspension or revocation of registration as an investment adviser under Section 203(e) of the Investment Advisers Act or Rule 206(4)-4(b) thereunder or of a broker-dealer under Section 15 of the Exchange Act, or for disqualification as an investment adviser, employee, officer or director of an investment company under Section 9 of the Investment Company Act; and

          (s) The tax representation certificate to be delivered by the Surviving Trust to Bingham McCutchen LLP at Closing pursuant to Section 6.3 (the "Surviving Trust Tax Representation Certificate") will not on the Closing Date contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading.

5.   COVENANTS OF THE FUNDS

     The Merging Fund and the Surviving Fund, respectively, hereby further covenant as follows:

     5.1 The Merging Trust will call a special meeting of the Merging Fund's shareholders to consider approval of this Agreement and act upon the matters set forth in the Proxy Statement.

     5.2 The Surviving Fund will prepare the notice of meeting, form of proxy and Proxy Statement (collectively, "Proxy Materials") to be used in connection with such meeting, and will promptly prepare and file with the Commission the Registration Statement. The Merging Fund will provide the Surviving Fund with information reasonably requested for the preparation of the Registration Statement in compliance with the Securities Act, the Exchange Act, and the Investment Company Act.

     5.3 The Merging Fund will assist the Surviving Fund in obtaining such information as the Surviving Fund reasonably requires concerning the beneficial ownership of the Merging Fund Shares.

     5.4 Subject to the provisions of this Agreement, each Fund will take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate the transactions contemplated by this Agreement.

     5.5 The Merging Fund shall furnish to the Surviving Fund on the Closing Date a statement of assets and liabilities of the Merging Fund ("Statement of Assets and Liabilities") as of the Closing Date setting forth the NAV (as computed pursuant to Paragraph 2.1) of the Merging Fund as of the Valuation Time, which statement shall be prepared in accordance with GAAP consistently applied and certified by the Merging Fund's Treasurer or Assistant Treasurer. As promptly as practicable, but in any case within 30 days after the Closing Date, the Merging Fund shall furnish to the Surviving Fund, in such form as is reasonably satisfactory to the Surviving Fund, a statement of the earnings and profits of the Merging Fund for federal income tax purposes, and of any capital loss carryovers and other items that will be carried over to the Surviving Fund under the Code, and which statement will be certified by the Treasurer of the Merging Fund.

     5.6 Neither Fund shall take any action that is inconsistent with (i) the representations set forth herein, (ii) with respect to the Merging Fund, the Merging Trust Tax Representation Certificate and, (iii) with respect to the Surviving Fund, the Surviving Trust Tax Representation Certificate. Unless otherwise required pursuant to a "determination" within the meaning of Section 1313(a) of the Code, the parties hereto shall treat and report the transactions contemplated hereby as a reorganization within the meaning of Section 368(a) of the Code on their federal income tax returns for their respective taxable years in which the Merger occurs, including filing any and all statements required by Treasury Regulations Section 1.368-3, and shall not take any position inconsistent with such treatment.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE MERGING FUND

     The obligations of the Merging Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Surviving Fund of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions, unless waived by the Merging Fund in writing:

     6.1 All representations and warranties by the Surviving Trust, on behalf of the Surviving Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 The Surviving Trust shall have delivered to the Merging Trust on the Closing Date a certificate of the Surviving Trust, on behalf of the Surviving Fund, executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Merging Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Surviving Trust made in this Agreement on behalf of itself and the Surviving Fund are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this
Article 6 have been met, and as to such other matters as the Merging Trust shall reasonably request;

     6.3 The Surviving Trust, on its own behalf and on behalf of the Surviving Fund, shall have delivered to Bingham McCutchen LLP a Surviving Trust Tax Representation Certificate, satisfactory to Bingham McCutchen LLP, in a form mutually acceptable to the Surviving Trust and the Merging Trust, concerning certain tax-related matters;

     6.4 The Board of Trustees of the Surviving Trust shall have determined that the Merger is in the best interests of the Surviving Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby; and

     6.5 The Merging Trust, on behalf of the Merging Fund, shall have received at the Closing a favorable opinion of Bingham McCutchen LLP as to the due authorization of this Agreement by the Surviving Trust, on behalf of the Surviving Fund, and related matters, dated as of the Closing Date, in a form reasonably satisfactory to the Merging Trust.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SURVIVING FUND

     The obligations of the Surviving Fund to complete the transactions provided for herein shall be, at its election, subject to the performance by the Merging Fund of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions, unless waived by the Surviving Fund in writing:

     7.1 All representations and warranties of the Merging Trust, on behalf of the Merging Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 The Merging Trust shall have delivered to the Surviving Fund the Statement of Assets and Liabilities of the Merging Fund pursuant to Paragraph 5.6, together with a list of its portfolio securities showing the federal income tax bases and holding periods of such securities, as of the Closing Date, certified by the Merging Trust's Treasurer or Assistant Treasurer;

     7.3 The Merging Trust shall have delivered to the Surviving Trust on the Closing Date a certificate of the Merging Trust, on behalf of the Merging Fund, executed in its name by its President or Vice President and a Treasurer or Assistant Treasurer, in form and substance reasonably satisfactory to the Surviving Trust and dated as of the Closing Date, to the effect that the representations and warranties of the Merging Trust contained in this Agreement on behalf of itself and the Merging Fund are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, that each of the conditions to Closing in this Article 7 have been met, and as to such other matters as the Surviving Trust shall reasonably request;

     7.4 The Merging Trust, on its own behalf and on behalf of the Merging Fund, shall have delivered to Bingham McCutchen LLP a Merging Trust Tax Representation Certificate, satisfactory to Bingham McCutchen LLP , in a form mutually acceptable to the Surviving Trust and the Merging Trust, concerning certain tax-related matters; and

     7.5 The Board of Trustees of the Merging Trust shall have determined that the Merger is in the best interests of the Merging Fund and, based upon such determination, shall have approved this Agreement and the transactions contemplated hereby.

8.   FURTHER CONDITIONS PRECEDENT

     If any of the conditions set forth below does not exist on or before the Closing Date with respect to either party hereto, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

     8.1 This Agreement and the transactions contemplated herein (including, without limitation, the Merger) shall have been approved by the requisite vote of the Merging Fund's shareholders in accordance with the provisions of the Merging Trust's Declaration and By-Laws, and certified copies of the resolutions evidencing such approval by the Merging Fund's shareholders shall have been delivered by the Merging Fund to the Surviving Fund. Notwithstanding anything herein to the contrary, neither party hereto may waive the conditions set forth in this Paragraph 8.1;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by either party hereto to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of either party hereto, provided that either party may waive any such conditions for itself;

     8.4 The Surviving Fund's Registration Statement on Form N-14 shall have become effective under the Securities Act and no stop orders suspending the effectiveness of such Registration Statement shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending under the Securities Act;

     8.5 The parties shall have received an opinion of Bingham McCutchen LLP, satisfactory to the Merging Trust and the Surviving Trust, substantially to the effect that, based upon certain facts, assumptions and representations, and upon certifications contained in the Merging Trust Tax Representation Certificate and the Surviving Trust Tax Representation Certificate, for federal income tax purposes (i) the Merger will constitute a "reorganization" within the meaning of
Section 368(a) of the Code, and each of the Merging Trust and the Surviving Trust will be a "party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) no gain or loss will be recognized by the Merging Trust upon the vesting of the Merging Fund Assets and Merging Fund Liabilities as assets and liabilities of the Surviving Fund or upon the exchange of shares of the Merging Fund for a number of Surviving Fund Shares, including fractional Surviving Fund Shares, except for (A) gain or loss that may be recognized on the transfer of "section 1256 contracts" as defined in Section 1256(b) of the Code,
(B) gain that may be recognized on the transfer of stock in a "passive foreign investment company" as defined in Section 1297(a) of the Code, or (C) any other gain that may be required to be recognized as a result of the closing of the Merging Trust's taxable year; (iii) the tax basis in the hands of the Surviving Trust of the Merging Fund Assets will be the same as the tax basis of such assets in the hands of the Merging Trust immediately prior to the Merger, increased by the amount of gain (or decreased by the amount of loss), if any, recognized by the Merging Trust on the Merger; (iv) the holding periods of the Merging Fund Assets in the hands of the Surviving Trust, other than assets with respect to which gain or loss is required to be recognized, will include in each instance the period during which those assets were held by the Merging Trust;
(v) no gain or loss will be recognized by the Surviving Trust upon the vesting of the Merging Fund Assets and Merging Fund Liabilities as assets and liabilities of the Surviving Fund; (vi) no gain or loss will be recognized by the shareholders of the Merging Fund on the exchange of all of their Merging Fund Shares for a number of Surviving Fund Shares, including fractional Surviving Fund Shares, as part of the Merger; (vii) the aggregate basis of the Surviving Fund Shares that each Merging Fund Shareholder receives in the Merger will be the same as the aggregate basis of the Merging Fund Shares held immediately prior to the Merger; and (viii) each Merging Fund Shareholder's holding period for the Surviving Fund Shares received in the Merger will include the period for which such shareholder held the Merging Fund Shares that were exchanged for such Surviving Fund Shares, provided that the Merging Fund Shareholder held such Merging Fund Shares as capital assets on the Closing Date. Notwithstanding anything in this Agreement to the contrary, neither the Merging Fund nor the Surviving Fund may waive the condition set forth in this paragraph 8.5.

9.   BROKERAGE FEES AND EXPENSES

     9.1 Each party hereto represents and warrants to the other party hereto that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 The Merging Fund agrees to bear the costs of preparing and printing the proxy statement and the solicitation costs incurred in connection with the Merger. Each of the Merging Fund and the Surviving Fund agrees to bear its own costs in connection with the Merger.

10.  ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

     10.1 The Surviving Trust, on behalf of itself and the Surviving Fund, and the Merging Trust, on behalf of itself and the Merging Fund, each agrees that neither party has made any representation, warranty or covenant not set forth herein or referred to in Paragraphs 4.1 or 4.2 hereof and that this Agreement constitutes the entire agreement between the parties.

     10.2 The covenants to be performed after the Closing by both the Surviving Trust and the Merging Trust shall survive the Closing. The representations and warranties contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder.

11.  TERMINATION

     11.1 This Agreement may be terminated by the mutual agreement of the Surviving Trust and the Merging Trust. In addition, either party may at its option terminate this Agreement at or prior to the Closing Date:

          (a) by resolution of the Surviving Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Surviving Fund's shareholders; or

          (b) by resolution of the Merging Trust's Board of Trustees if circumstances should develop that, in the good faith opinion of such Board, make proceeding with the Agreement not in the best interests of the Merging Fund's shareholders.

     11.2 In the event of any such termination, there shall be no liability for damages on the part of the Surviving Trust, the Surviving Fund, the Merging Trust or the Merging Fund, or the trustees or officers of the Merging Trust or the Surviving Trust, but, subject to Paragraph 9.2, each party shall bear the expenses incurred by it incidental to the preparation and carrying out of this Agreement.

12.  AMENDMENTS

     This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Merging Trust and the Surviving Trust.

     12.1 Specifically, this Agreement may be amended, modified or supplemented to the extent necessary for the Agreement to constitute a "plan of reorganization" within the meaning of Treasury Regulations Sections 1.369-2(g) and 1.368-3(a), however nothing contained in this Section 12 shall be construed to require that the Agreement constitute such a "plan of reorganization".

     12.2 Following the meeting of the Merging Fund's shareholders called by the Merging Trust pursuant to Paragraph 5.1 of this Agreement, no amendment to this Agreement in accordance with this Section 12 may have the effect of changing the provisions regarding the method for determining the number of Surviving Fund Shares to be received by the Merging Fund Shareholders under this Agreement to their detriment without their further approval.

     12.3 Nothing contained in this Section 12 shall be construed to prohibit the parties from amending this Agreement to change the Closing Date.

13.  NOTICES

     Any notice, report, statement or demand required or permitted by any provision of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the Merging Fund and the Surviving Fund at 60 State Street, Boston, Massachusetts 02109.

14.  HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT

     14.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware, without giving effect to conflict of laws principles (other than Delaware Code Title 6 [sec] 2708); provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by either party without the prior written consent of the other party hereto. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, or other entity, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 It is expressly agreed that the obligations of the Surviving Trust and the Merging Trust shall not be binding upon any of their respective trustees, shareholders, nominees, officers, agents or employees personally, but bind only to the property of the Surviving Fund or the Merging Fund, as the case may be, as provided in the Surviving Trust's Declaration and the Merging Fund's Declaration of Trust, respectively. The execution and delivery of this Agreement have been authorized by the trustees of the Surviving Trust and of the Merging Trust and this Agreement has been executed by authorized officers of the Surviving Trust and the Merging Trust, acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed to have been made by any of them individually or to imposed any liability on any of them personally, but shall bind only the property of the Surviving Fund and the Merging Fund, as the case may be, as provided in the Surviving Trust's Declaration and the Merging Trust's Declaration of Trust, respectively.

                                   * * * * *

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf as of the date first set forth above by its President or Vice President and attested by its Secretary or Assistant Secretary.


Attest: PIONEER MUNICIPAL AND EQUITY INCOME TRUST, in its individual capacity on its own behalf and on behalf of its series, PIONEER MUNICIPAL AND EQUITY INCOME TRUST


By:                                   By:
    -------------------------------       -------------------------------
Name:                                 Name:
Title:                                Title:


Attest:                               PIONEER TAX FREE INCOME FUND,
                                      in its individual capacity on its own
                                      behalf and on behalf of its series,
                                      PIONEER TAX FREE INCOME FUND


By:                                   By:
    -------------------------------       -------------------------------
Name:                                 Name:
Title:                                Title:

                                  SCHEDULE 4.1

EXHIBIT B -- PORTFOLIO MANAGEMENT DISCUSSION OF EACH PIONEER FUND'S PERFORMANCE
-------------------------------------------------------------------------------

PIONEER TAX FREE INCOME FUND
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 12/31/07                            CLASS A SHARES
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer Tax Free Income Fund at public offering price, compared to that of the Lehman Brothers Municipal Bond Index.


Average Annual Total Returns
(As of December 31, 2007)

                     Net Asset               Public Offering
Period              Value (NAV)                Price (POP)
10 Years               4.26%                       3.78%
5 Years                3.71                        2.75
1 Year                -1.23                       -5.65

Expense Ratio
(Per prospectus dated May 1, 2007)
                       Gross                       Net
                       0.86%                      0.86%

[THE FOLLOWING DATA IS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]

                                Lehman
              Pioneer           Brothers
              Tax Free          Municipal
              Income            Bond
              Fund              Index

12/97          9,550            10,000
              10,145            10,648
12/99          9,709            10,429
              10,838            11,648
12/01         11,286            12,245
              12,083            13,421
12/03         12,784            14,134
              13,392            14,768
12/05         13,935            15,286
              14,675            16,026
12/07         14,494            16,564


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. POP returns reflect deduction of maximum 4.5% sales charge. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market. You cannot invest directly in an Index.

PORTFOLIO MANAGEMENT DISCUSSION
PIONEER TAX FREE INCOME FUND 12/31/07

In the following interview, David Eurkus, the Fund's portfolio manager, discusses some of the factors that had an impact for the past year on the municipal bond market and the Fund.

Q:   How did the Fund perform in 2007?

A: For the 12-month period ended December 31, 2007, the total return on Pioneer Tax Free Income Fund's Class A shares was -1.23% at net asset value. The Fund's benchmark index, the Lehman Brothers Municipal Bond Index, generated a return of 3.36% for the same period, and the average return of the 237 funds in the Lipper General Municipal Debt Funds category was 1.15%. Lipper is an independent monitor of mutual fund performance. The Fund's Class A shares generated a 30-day SEC tax-free yield of 3.84% on December 31, 2007. That translates into a taxable equivalent yield of 5.91%, based on the maximum federal income tax rate of 35%. At the end of the period, the Fund had 205 issues in 42 states, and the average credit quality of the portfolio was AA-. At a time when only the highest quality investments outperformed, the portfolio's below investment-grade and lower-rated investment-grade securities held back returns.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q:   What was the investment environment like during 2007?

A: The major event of 2007 was the mid-summer turmoil in the subprime mortgage sector that led to a loss of confidence in the fixed-income markets. As some large financial institutions were forced to take write-downs on their subprime mortgage debt, bond credit agencies became concerned that bond insurers, which insure both taxable and tax-free bonds, would suffer the same fate; that is, they would not have enough capital to cover the defaults on taxable bonds backed by subprime mortgages. In this environment, credit agencies issued warnings to insurers that their AAA credit quality ratings could be downgraded. The actions of the credit agencies led to a "flight to quality" to the Treasury market and to a significant decline in virtually every other type of fixed-income asset class, including municipal bonds.

Q:   How did you manage the Fund in this environment?

A: As we closed out the fiscal year, 10% of the portfolio was invested in high-yield bonds, which until the latter part of 2007 had been the best-performing area of the municipal bond market. The rest of the portfolio was invested in investment-grade bonds.

     Throughout the fiscal year, the Fund maintained an emphasis on market sectors that underpin the U.S. economy. Health care (26.9% of net assets), education (10.1% of net assets) and special revenue, or tobacco bonds (10.4% of net assets) were among the largest positions in the portfolio. Nearly all of the Fund's assets were invested in revenue bonds, on which the payment of interest and principal depends on the revenues derived from the particular asset the bond was issued to finance. Only 3.7% of Fund holdings were in general obligation bonds, whose principal and interest are guaranteed by the financial resources and taxing power of the issuing municipality.

Q:   What affected performance?

A: The portfolio's lower-quality investment-grade bonds were instrumental in the underperformance relative to the Lehman Brothers Municipal Bond Index. These included hospital and tobacco bonds, which accounted for about 37% of the Fund's total net assets and which were rated Baa and BBB. On a more positive note, we were able to provide shareholders with a relatively high level of tax-free income by remaining fully invested throughout the 12-month period.

Q:   What is your outlook for 2008?

A: We expect economic growth to weaken over the next several months, with the problems in the housing sector having the biggest negative impact. Because of rising oil prices and an upturn in unemployment, consumer spending is also likely to decline. Given this backdrop, the Federal Reserve seems poised to continue to add more liquidity to the economy through further interest rate cuts. At the close of 2007, the municipal bond market was at parity with the taxable bond market, which means that high quality municipal bonds were cheap. We are taking advantage of these more attractive valuations of municipal bonds and the opportunity to add value to the portfolio.

     When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations. A portion of income may be subject to local, state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

     Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These opinions should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

PIONEER MUNICIPAL AND EQUITY INCOME TRUST
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 11/30/07
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer Municipal and Equity Income Trust, compared to that of the Lehman Brothers Municipal Bond Index and the S&P 500 Index.


Cumulative Total Returns
(As of November 30, 2007)

                    Net Asset Value
Period                   (NAV)          Market Price
Life-of-Trust
(1/30/04)                29.83%            12.23%
1 Year                   -2.12              2.30

[THE FOLLOWING DATA IS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL]


        Pioneer      Lehman       Standard &
        Municipal    Brothers     Poor's
        and Equity   Municipal    500
        Income       Bond         Index
        Trust        Index

1/04    10,000       10,000       10,000
11/04    8,374       10,263       10,529
11/05    9,008       10,662       11,418
11/06   10,970       11,314       13,041
11/07   11,223       11,621       14,048


Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below net asset value ("NAV"), due to such factors as interest rate changes, and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV is total assets less total liabilities, which includes preferred shares, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the redemption of Trust shares.

Index comparisons begin January 31, 2004. The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market. The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or charges. You cannot invest directly in an index.

PORTFOLIO MANAGEMENT DISCUSSION
PIONEER MUNICIPAL AND EQUITY INCOME TRUST 11/30/07

During the fiscal year ended November 30, 2007, the Trustees voted to change the name of Pioneer Tax Advantaged Balance Trust to Pioneer Municipal and Equity Income Trust, a name that the Trustees believe better reflects the composition of the Trust's underlying portfolio, which combines municipal bonds and qualified dividend-producing equity securities. In June 2007, the Trustees adopted a level-distribution policy, which may include a return of capital component. In the following interview, David Eurkus, who is responsible for the Trust's fixed-income investments, and Walter Hunnewell, Jr., who is responsible for the Trust's equity investments, discuss the Trust's investment strategy and outlook.

Q:   How did the Trust perform over the 12 months ended November 30, 2007?

A: For the 12-month period ended November 30, 2007, Pioneer Municipal and Equity Income Trust returned -2.12% at net asset value and 2.30% at market price. As of November 30, 2007, the Trust was selling at a discount of market price to net asset value of 9.5%. For the same 12-month period, the Lehman Brothers Municipal Bond Index returned 2.71%, and the S&P 500 Index returned 7.72%.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

     The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What was the investment environment like for fixed-income and equity securities during the 12-month period ended November 30, 2007?

A: The major event of the year was the mid-summer turmoil in the fixed-income markets, which was triggered by concerns that weakness in the financial sector, which resulted from write-downs of subprime mortgage debt, would spread to the wider economy. In that environment, market participants generally gravitated toward the safest investments and both bonds and stocks declined. When it appeared that the loss of confidence in debt collateral could result in a credit crunch, the Federal Reserve ("Fed") stepped in and lowered short-term interest rates on two occasions during the fiscal year for a total of three-quarters of a percentage point. (The Fed also trimmed interest rates by one-quarter percentage point on December 11.) The central bank's actions had a calming effect on the financial markets, and fixed-income and equity prices stabilized. While the financial markets were volatile for the remainder of the fiscal year, both bonds and stocks ended the period with positive returns.

Q: What were the principal strategies used in managing the Trust during the 12-month period ended November 30, 2007?

A: We continued to focus on providing tax-favored income from a mix of about 55% municipal bonds and 45% qualified dividend income (QDI) dividend-paying equity securities during the period. The emphasis of the fixed-income portion of the Trust remained on sectors that underpin the economy, with the largest positions being in bonds related to the health care sector and other various revenue bonds on which the payment of interest and principal depends on revenues generated from the particular asset that the bond was issued to finance. About 22% of the Trust's fixed-income investments were insured as of November 30, 2007, which means that the interest and principal of those AAA-rated securities are guaranteed by private insurance companies. Below investment-grade bonds accounted for almost 19% of the Trust's fixed-income assets as of November 30, 2007. On November 30, 2007, the Trust had 124 fixed-income issues in 38 states, territories and the District of Columbia. The average credit quality of the fixed-income holdings was A as of November 30, 2007, compared with A- on May 31, 2007.

     In the equity portion of the Trust, the focus continued to be on higher QDI dividend-paying common and preferred equities. At period-end, the split between preferred and common stocks was 40%/60%. Financial companies, which typically pay healthy dividends, accounted for 36% of the equity portion of the Trust. Moreover, approximately three-quarters of the Trust's preferred equities were in the financials sector and, while diversified across many different securities, these holdings, which trade like fixed-income securities, reacted to the late summer tumult in the credit markets. Where appropriate, we made some changes to the preferred holdings to strengthen the Trust's portfolio; but our view is that the credit markets dislocation will eventually pass, and the value of the Trust's high-quality, preferred holdings will be recognized. The Trust's common equity holdings in the financial sector have always de-emphasized large, diversified financial institutions. Nonetheless, the nation-wide weakness in real estate values had an adverse effect on many of the Trust's bank holdings, such as KeyCorp, National City, and most notably Washington Mutual. We sold National City late in the period and Washington Mutual shortly after fiscal year end. The utilities sector, at 16% of equities on November 30, 2007, was the next-largest weighting after financials. Telecommunications services (15%), consumer staples (13%) and health care (8%) rounded out the top-five equity sector concentrations at period-end. Among the changes in common equities during the period, we sold Great Plains Energy out of concern for risks related to that company's future capital expenditures. We purchased Diamond Offshore Drilling, a mid- and deep-water oil drilling company with a good historical record of returning cash to shareholders. Another addition was B&G Foods, which manufactures an offering of food products, all with strong regional brand identification. Near period-end we added a convertible preferred of Avery Dennison, a leading manufacturer of pressure-sensitive and office product materials.

     On November 30, 2007, 28.9% of the Trust was leveraged, which means that the Trust borrowed and invested those funds in high-yielding securities. Short-term rates declined over the fiscal period. However, a rise in short-term rates in the future would add to the Trust's borrowing costs, and the ability to sustain present dividend levels could be affected. Should short-term rates continue to decline, the cost of borrowing would go down, providing the Trust with a modest amount of additional income.

Q: What affected the Trust's performance during the 12-month period ended November 30, 2007?

A: Remaining fully invested in municipal securities contributed to the Trust's tax-free income and principal appreciation during the period. However, the performance of below investment-grade bonds during the period held back results, as investors sought high quality securities above everything else in response to the market volatility created by the subprime mortgage debacle. A reduction in investor demand for municipal securities was also a factor in the Trust's underperformance during the period.

     In the equity portion of the Trust, some of the strongest contributions to absolute performance during the period came from more defensive names in consumer staples, health care and telecommunications. As tobacco litigation risks receded, Carolina Group, the tobacco tracking stock of Lowes, and Altria Group posted total returns of 46% and 27%, respectively, for the period. In health care, Merck added substantially to performance because of good results in the vaccine area, and Bristol-Myers Squibb did well after weathering a patent challenge. In telecommunications, AT&T and Verizon helped boost return.

     Detractors from returns during the period centered on the Trust's financial holdings. Washington Mutual (-53%) did poorly due to market fears of its subprime mortgage exposure. As noted, the stock was sold shortly after period-end. Preferred holdings Scottish Re Group (-45%) and SLM Holdings (-17%) also held back results, due to concerns with subprime exposure in the companies' investment portfolios and private equity deals in an unfavorable debt market. Both stocks remained in the portfolio at November 30, 2007 because we believe they have the potential to do well in the future and continue to pay their dividends. In the utility sector, Atmos Energy (-17%) lost ground compared to other utility stocks during the period because of its lack of exposure to unregulated power generation. The Trust continued to hold the stock at November 30, 2007 for its dividend and because we believe the company has attractive opportunities in its natural gas pipeline businesses.

Q:   What is your outlook?

A: We expect to see further weakness in the economy and believe that the Fed is likely to continue lowering short-term interest rates well into 2008. A decline in rates would likely enhance the value of the fixed-income securities in the portfolio and would make equities more attractive to investors. In the equity markets, we plan to maintain our focus on preferred and common stocks that emphasize dividend yield. As has always been the case, we will seek diversification and the potential for long-term capital return. Our view is that when the economy moderates, the credit market concerns that have depressed the Trust's preferred holdings should ease, and we should see some price appreciation. When investing in common equities, we will continue to seek opportunities that strengthen the portfolio and that have the potential to benefit from improving economic growth over the long term.

     Information regarding the Trust's principal investment risks is contained in the Trust's prospectus. Please refer to those documents when considering the Trust's risks.

     There can be no assurance as to the portion of the Trust's dividends that will be tax-exempt or tax-qualified.

     A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. When interest rates rise, the prices of fixed-income securities in the Trust will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Trust will generally rise. By concentrating in municipal securities, the portfolio is more susceptible to adverse economic, political or regulatory developments than is a portfolio that invests more broadly. Investments in the Trust are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

     The Trust may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

     The Trust currently uses leverage through the issuance of preferred shares. The Trust is also authorized to borrow from banks and to issue debt securities, which are other forms of leverage. Leverage creates significant risks, including the risk that the Trust's income or capital appreciation will not be sufficient to cover the cost of leverage, which may adversely affect the return of the holders of common shares.
     Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that the market forecasts discussed will be realized.

PIONEER MUNICIPAL AND EQUITY INCOME TRUST
--------------------------------------------------------------------------------
PERFORMANCE UPDATE 5/31/08
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, including reinvestment of dividends and distributions, of a $10,000 investment made in common shares of Pioneer Municipal and Equity Income Trust, compared to that of the Lehman Brothers Municipal Bond Index and the S&P 500 Index.


Cumulative Total Returns
(As of May 31, 2008)





                    Net Asset Value
Period                   (NAV)         Market Price
Life-of-Trust
(1/30/04)                22.90%            13.98%
1 Year                  -11.50             -6.93



        Pioneer      Lehman       Standard &
        Municipal    Brothers     Poor's
        and Equity   Municipal    500
        Income       Bond         Index
        Trust        Index

1/04    10,000       10,000       10,000
5/04     8,123        9,840        9,964
5/05     9,487       10,623       10,784
5/06     9,457       10,824       11,715
5/07    12,246       11,349       14,383
5/08    11,398       11,788       13,420



Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below net asset value ("NAV"), due to such factors as interest rate changes, and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which includes preferred shares, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions.

Index comparisons begin January 31, 2004. The Lehman Brothers Municipal Bond Index is a broad measure of the municipal bond market. The Standard & Poor's 500 Stock Index (the S&P 500) is a commonly used measure of the broad U.S. stock market. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or charges. You cannot invest directly in an index.

PORTFOLIO MANAGEMENT DISCUSSION
PIONEER MUNICIPAL AND EQUITY INCOME TRUST 5/31/08

On May 23, 2008, the Board of Trustees of the Trust approved a plan to merge the Trust into Pioneer Tax Free Income Fund, an open-end fund. The proposed merger is subject to the approval of shareholders of the Trust. A shareowner meeting is anticipated to be held in September 2008. If approved by shareowners of the Trust, the merger is expected to take place in September 2008. If the proposed merger is approved by shareowners of the Trust, the Trust would call for redemption and redeem all of its outstanding Auction Market Preferred Shares prior to the closing of the merger. The Trustees believe that the proposed merger is in the best interests of shareowners. Details of the rationale for this merger will be contained in the proxy materials to be sent to shareowners of the Trust. There can be no assurance that the merger will be approved or, if approved, completed.

During the first half of Pioneer Municipal and Equity Income Trust's fiscal year, the widening credit crisis triggered by problems in the subprime mortgage market resulted in a sharp decline in both the fixed-income and equity markets. By the end of the semi-annual period ended May 31, 2008, however, the financial markets appeared to be stabilizing and had begun to recoup some of their losses. In the following interview David Eurkus, who is responsible for the Trust's fixed-income investments, and Walter Hunnewell, Jr., who is responsible for the Trust's equity investments, discuss the strategies they used in managing the Trust during this turbulent time.

Q:   How did the Trust perform over the six months ended May 31, 2008?

A: For the six-month period ended May 31, 2008, Pioneer Municipal and Equity Income Trust returned -5.33% at net asset value and 1.56% at market price. As of May 31, 2008, the Trust was selling at a discount of market price to net asset value of -2.90%. For the same six-month period, the Lehman Brothers Municipal Bond Index returned 1.44%, and the S&P 500 Index returned -4.47%.

     Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted. The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Q: What was the investment environment like during the first half of the fiscal year ending May 31, 2008?

A: It was a challenging investment environment, as both the fixed-income and equity markets were affected negatively by the credit crisis that began last summer. In the first quarter of 2008, municipal bonds declined on concerns that some bond insurers would have to write off losses on securities tied to subprime mortgage loans. As a result, the AAA credit quality ratings on some municipal bonds were downgraded - a situation that led to a loss of confidence and a major sell-off. The outcome was that municipal bond yields rose above Treasury yields, even before the tax-exempt effect. As with almost all fixed-income investments, rising bond yields push prices down. As valuations became more compelling, investors returned to the municipal bond market, which began to recover in March.

     The uncertainty in the credit markets during the period also spilled over to the equity markets. Stocks fell from the beginning of the period through mid-March when they troughed and began a period of recovery, as the Bear Stearns implosion reached its conclusion and profits in the non-financial segment of the S&P 500 continued to grow. The stock market, as measured by the S&P 500 index, produced positive returns for the months of April and May.

Q:   How did you manage the Trust during the period?

A: We continued to focus on providing tax-favored income from a mix of municipal bonds and dividend-paying equity securities with the potential to produce qualified dividend income ("QDI"). We made several changes in the equity portion of the Trust during the period, selling $24 million of securities and purchasing $7 million of securities. The net proceeds from sales and purchases of equity securities were invested into the municipal side of the portfolio, as yields were attractive and values more opportune. The changes resulted in a portfolio that had a 59% municipal bond allocation and a 41% equity allocation at the end of the period.

     In the fixed-income portion of the Trust, we continued to favor sectors that are vital components of the economy, such as health care, transportation and education. About 70% of the fixed-income part of the Trust was invested in investment-grade securities, and about 20% was in below investment-grade securities. Ten percent of the Trust's fixed-income assets were in cash. At the end of the period, the Trust had 125 fixed income issues in 37 states including District of Columbia, and the credit quality of the fixed-income assets was A+.

     As for equities, the focus on higher-dividend yielding companies continued to emphasize holdings in the financial and utilities sectors, although portfolio diversification remains an important objective. We sold the Trust's holdings Washington Mutual a few days into the period; the stock had underperformed severely, and we saw no likelihood of a timely recovery. We took profits in Compass Minerals International and trimmed the Trust's position in AT&T. The balance of equity securities sold by the Trust during the period represented was in the preferred shares of equity securities of primarily European money center banks. We believe the full impact of the credit issues troubling U.S. money center banks has yet to be recorded overseas. We sold preferred shares held by the Trust in HSBC Holdings, Deutsche Bank and Barclays Bank. As values emerged in the municipal fixed-income market, we allocated some proceeds for purchase of municipal bonds by the Trust. Other proceeds were invested in non-financial common stocks. For example, we added Idearc to the Portfolio, one of the yellow pages publishers, and B&G Foods, an owner of many well-recognized packaged food brands with substantial market share and brand awareness in their regional markets.

Q: Can you comment on the issues surrounding auction-rate preferred securities?

A: The Trust issued auction-rate preferred shares as an effective way of borrowing to provide leverage for the Trust. These auction-rate preferred shares typically have been traded at regularly scheduled auctions, giving investors in the preferred shares a source of financial liquidity while keeping the Trust's borrowing costs low. However, the aggravated problems in the credit markets have recently led to failed auctions for the preferred shares of many closed-end funds, including the Trust. Investors holding the preferred shares also have been adversely affected because they have not had the ability to sell their shares at auctions. Meanwhile, because of the failed auctions, the Trust pays dividends on the preferred shares at a higher rate consistent with the terms of documents authorizing the issuance of preferred shares.

     The Trust continues to pay all dividends in compliance with the terms of the auction-rate preferred share agreements. Further, auction-rate preferred shares issued by the Trust continue to be rated AAA/Aaa by Fitch and Moody's, the two principal credit rating agencies monitoring the Trust. Under current market conditions, we believe that the Trust's auction-rate preferred shares continue to be an effective form of leverage. As noted earlier, shareowners of the Trust are being asked to approve a proposed merger of the Trust into Pioneer Tax Free Income Fund, an open-end fund. If the merger is approved by shareowners, the Trust would call for redemption and redeem all of its outstanding Auction Market Preferred Shares prior to the closing of the merger.

Q:   What affected the Trust's performance during the period?

A: The decline in the municipal bond market early in the period dampened results. Also, the Trust's insured municipal bonds suffered because of concerns surrounding the status of the bond rating agencies. A pull back in special revenue tobacco bonds also held back the Trust's return.

     On an absolute basis, the Trust's top five equity securities that contributed to the Trust's investment return during the six-month period were: Windstream Corp. (+7% total return for the period), a rural wire-line phone service company; Atmos Energy Corp. (+7%), a high dividend-yield utility with operations in regulated and unregulated natural gas storage, marketing and distribution; AT&T, Inc. (+7%), which rose on continued earnings growth; Spectra Energy Corp. (+12%), which operates predominantly in gathering, processing, storing and distributing natural gas; and Diamond Offshore Drilling, Inc. (+20%), owner of one of the largest fleets of deep-water oil drilling vessels.

     The Trust's large exposure to the financials sector, an area at the center of the credit crisis, had a continuing negative impact on performance. In particular, the Trust's many financial institution preferred-stock holdings declined as credit-worthiness continued to be called into question. The equity securities that had the greatest negative impact on the Trust's absolute returns during the period was the pharmaceutical company Merck & Co., Inc. (-33% total return for the period). After producing strong returns in the previous six months, Merck gave back its gains because of adverse publicity surrounding its cholesterol-lowering drug joint venture with Schering-Plough. We believe the damage caused by adverse publicity will abate to a degree, and the Trust continues to hold Merck in the portfolio. Idearc, Inc. (-78%) declined dramatically as the market interpreted the current cyclical decline in yellow pages advertising as irreversible. We believe that Idearc stock should make a dramatic recovery as the economy improves. The Trust's large position in Carolina Group (-17%), the tobacco tracking stock of Lowes Corp., also declined. Shortly after period-end, Carolina Group was spun out from Lowes and renamed Lorillard. We believe Lorillard will increase its dividend and has the potential to be a strong contributor to the Trust's future performance. Bristol-Myers Squibb Co. (-21%), another pharmaceutical company, also disappointed during the period. We feel the company's strong dividend yield and promising drug pipeline will continue to work to the Trust's advantage, and the stock remains in the Trust's portfolio. The Trust's large and long-standing convertible preferred holding in Lazard (-25%), an investment banking advisory and asset management firm - a significant contributor to performance in the past - declined because of the general downturn in the financials sector. As we expected, the security converted to common shares during the period, and the Trust continues to hold it.

Q:   What is your investment outlook over the next several months?

A: The credit crisis has had an impact on the overall economy, as banks have reduced their inclination to provide credit. The pullback in gross domestic product (GDP) and the higher jobless numbers could be a direct result of this situation. Nevertheless, we are positive for the long-term prospects for the Trust. The municipal-bond market has recovered somewhat from the turmoil of the first quarter, and demand for tax-free securities is improving - a situation that should benefit the Trust. While the stock market has retreated from its positive performance in April and May, valuations currently present attractive investment opportunities. Also, while current economic news remains unsettling, we expect the market to begin focusing on potential for economic recovery in the future.

     Information regarding the Trust's principal investment risks is contained in the Trust's prospectus. Please refer to those documents when considering the Trust's risks.

     There can be no assurance as to the portion of the Trust's dividends that will be tax-exempt or tax-qualified.

     A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax. When interest rates rise, the prices of fixed-income securities in the Trust will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Trust will generally rise. By concentrating in municipal securities, the portfolio is more susceptible to adverse economic, political or regulatory developments than is a portfolio that invests more broadly. Investments in the Trust are subject to possible loss due to the financial failure of underlying securities and their inability to meet their debt obligations.

     The Trust may invest in derivative securities, which may include futures and options. These types of instruments can increase price fluctuation.

     The Trust currently uses leverage through the issuance of preferred shares. The Trust is also authorized to borrow from banks and to issue debt securities, which are other forms of leverage. Leverage creates significant risks, including the risk that the Trust's income or capital appreciation will not be sufficient to cover the cost of leverage, which may adversely affect the return of the holders of common shares.

     Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of the opinion of Trust management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that the market forecasts discussed will be realized.

                          PIONEER TAX FREE INCOME FUND
                                 60 State Street
                           Boston, Massachusetts 02109


                       STATEMENT OF ADDITIONAL INFORMATION


                                    [ ], 2008

     This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the related Proxy Statement and Prospectus (also dated [ ], 2008) which covers Class A shares of Pioneer Tax Free Income Fund to be issued in exchange for shares of Pioneer Municipal and Equity Income Trust. Please retain this Statement of Additional Information for further reference.


     The Prospectus is available to you free of charge (please call 1-800-622-3265).



                                                                        Page
                                                                        ----

INTRODUCTION ..........................................................    2
EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE ......................    2
ADDITIONAL INFORMATION ABOUT PIONEER TAX FREE INCOME FUND .............    3
 FUND HISTORY .........................................................    3
 DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS .....................    3
 MANAGEMENT OF THE FUND ...............................................    6
 CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES ..................    9
 INVESTMENT ADVISORY AND OTHER SERVICES ...............................    9
 PORTFOLIO MANAGERS ...................................................   10
 BROKERAGE ALLOCATION AND OTHER PRACTICES .............................   11
 CAPITAL STOCK AND OTHER SECURITIES ...................................   11
 PURCHASE, REDEMPTION AND PRICING OF SHARES ...........................   13
 TAXATION OF THE FUND .................................................   13
 UNDERWRITERS .........................................................   13
 FINANCIAL STATEMENTS .................................................   13
ADDITIONAL INFORMATION ABOUT PIONEER MUNICIPAL AND EQUITY INCOME TRUST    13
 FINANCIAL STATEMENTS .................................................   13
PRO FORMA COMBINED FINANCIAL STATEMENTS ...............................   14

                                  INTRODUCTION

     This Statement of Additional Information is intended to supplement the information provided in a Proxy Statement and Prospectus dated [ ] 2008 (the "Proxy Statement and Prospectus") relating to the proposed merger of Pioneer Municipal and Equity Income Trust with and into Pioneer Tax Free Income Fund, and in connection with the solicitation by the management of Pioneer Municipal and Equity Income Trust of proxies to be voted at the special meeting of shareholders of Pioneer Municipal and Equity Income Trust to be held on September 11, 2008.


               EXHIBITS AND DOCUMENTS INCORPORATED BY REFERENCE

     The following documents are incorporated herein by reference, unless otherwise indicated. Shareholders will receive a copy of each document that is incorporated by reference upon any request to receive a copy of this Statement of Additional Information.

     1. Pioneer Tax Free Income Fund's Statement of Additional Information, dated May 1, 2008 (File Nos. 2-57653; 811-02704), as filed with the Securities and Exchange Commission on April 29, 2008 (Accession No. 0000202679-08-000012) is incorporated herein by reference.

     2. Pioneer Tax Free Income Fund's Annual Report for the fiscal year ended December 31, 2007 (File No. 811-02704), as filed with the Securities and Exchange Commission on February 28, 2008 (Accession No. 0000276776-08-000025) is incorporated herein by reference.

     3. Pioneer Municipal and Equity Income Trust's Annual Report for the fiscal year ended November 30, 2007 (File No. 811-21448), as filed with the Securities and Exchange Commission on January 29, 2008 (Accession No. 0000921023-08-000005) is incorporated herein by reference.


     4. Pioneer Municipal and Equity Income Trust's Semi-Annual Report for the period ended May 31, 2008 (File No. 811-21448), as filed with the Securities and Exchange Commission on July 29, 2008 (Accession No. 0000078713-08-000047) is incorporated herein by reference.

                          ADDITIONAL INFORMATION ABOUT
                          PIONEER TAX FREE INCOME FUND


FUND HISTORY

     For additional information about Pioneer Tax Free Income Fund generally and its history, see "Fund History" in Pioneer Tax Free Income Fund's SAI.


DESCRIPTION OF THE FUND AND ITS INVESTMENT RISKS

     For additional information about Pioneer Tax Free Income Fund's investment objective, policies, risks and restrictions, see "Investment Policies, Risks and Restrictions" in Pioneer Tax Free Income Fund's SAI.

     Following is additional information about the Fundamental Investment Policies of Pioneer Tax Free Income Fund:

     Fundamental Investment Policies. The fund has adopted certain fundamental investment policies which, along with the fund's investment objective, may not be changed without the affirmative vote of the holders of a "majority of the outstanding voting securities" (as defined in the 1940 Act) of the fund. For this purpose, a majority of the outstanding shares of the fund means the vote of the lesser of:

     1. 67% or more of the shares represented at a meeting, if the holders of more than 50% of the outstanding shares are present in person or by proxy, or

     2.   more than 50% of the outstanding shares of the fund.

     The fund's fundamental policies are as follows:

     (1) The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

     (2) The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

     (3) The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

     (4) The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

     (5) The fund may not purchase or sell real estate except as permitted by
     (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

     (6) The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction.

     (7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, each fund may not make any investment if, as a result, the fund's investments will be concentrated in any one industry.

     With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose, and to borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an "asset coverage" of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund's total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing and thus subject to the 1940 Act restrictions. Borrowing money to increase a fund's investment portfolio is known as "leveraging." Borrowing, especially when used for leverage, may cause the value of a fund's shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund's portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund's net investment income in any given period. Currently, the fund does not contemplate borrowing money for leverage, but if the fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Such trading practices may include futures, options on futures, forward contracts and other derivative instruments.


     With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund's underwriting commitments, when added to the value of the fund's investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the "1933 Act"). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer's registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act.

     With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund's manager or a subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. The fund has obtained exemptive relief from the SEC to make loans to other Pioneer funds through a credit facility. The policy in (3) above will be interpreted not to prevent the fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans.


     With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, "senior securities" are defined as fund obligations that have a priority over the fund's shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund's total assets from banks for any purpose. A fund also may borrow up to 5% of the fund's total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund's outstanding shares through leveraging. Leveraging of a fund's portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund's net assets remain the same, the total risk to investors is increased to the extent of the fund's gross assets. Certain widely used investment practices that involve a commitment by a fund to deliver money or securities in the future are not considered by the SEC to be senior securities, provided that a fund segregates cash or liquid securities in an amount necessary to pay the obligation or the fund holds an offsetting commitment from another party. These investment practices include repurchase and reverse repurchase agreements, dollar rolls, options, futures and forward contracts. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin.


     With respect to the fundamental policy relating to real estate set forth in
(5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a fund's purchases of illiquid securities to 15% of net assets. The policy in (5) above will be interpreted not to prevent the fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities.

     With respect to the fundamental policy relating to commodities set forth in
(6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a fund's purchases of illiquid securities to 15% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities.


     With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes "concentration" in an industry. The SEC staff has taken the position that investment of 25% or more of a fund's total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries. When identifying industries or sectors for purposes of its concentration policy, the fund may rely upon available industry classifications.


     The fund's fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

MANAGEMENT OF THE FUND

     Following is additional information about Pioneer Tax Free Income Fund's recently elected Board of Trustees:


     The Board of Trustees provides broad supervision over the fund's affairs. The officers of the fund are responsible for the fund's operations. Effective May 13, 2008, the Board of Trustees and officers of the fund are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the fund are referred to as Independent Trustees. Each of the Trustees (except Mr. Bock and Dr. Friedman) serves as a Trustee of each of the 77 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. Bock serves as Trustee of 76 of the 77 Pioneer Funds, and Dr. Friedman serves as Trustee of 71 of the 77 Pioneer Funds. The address for all Trustees and all officers of the fund is 60 State Street, Boston, Massachusetts 02109.




------------------------------------------------------------------------------------------------------------------------------------
Name, Age     Position Held            Term of Office and         Principal Occupation               Other Directorships
and Address   With the Fund            Length of Service          During Past Five Years             Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Interested Trustees:
------------------------------------------------------------------------------------------------------------------------------------
John F. Cogan  Chairman of the Board,  Trustee since 1996.        Deputy Chairman and a Director     None
Jr. (82)*      Trustee and President   Serves until a successor   of Pioneer Global Asset
                                       trustee is elected or      Management S.p.A. ("PGAM");
                                       earlier retirement or      Non-Executive Chairman and a
                                       removal.                   Director of Pioneer Investment
                                                                  Management USA Inc. ("PIM-
                                                                  USA"); Chairman and a Director
                                                                  of Pioneer; Chairman and
                                                                  Director of Pioneer Institutional
                                                                  Asset Management, Inc. (since
                                                                  2006); Director of Pioneer
                                                                  Alternative Investment
                                                                  Management Limited (Dublin);
                                                                  President and a Director of
                                                                  Pioneer Alternative Investment
                                                                  Management (Bermuda) Limited
                                                                  and affiliated funds; Director of
                                                                  PIOGLOBAL Real Estate
                                                                  Investment Fund (Russia)
                                                                  (until June 2006); Director of
                                                                  Nano-C, Inc. (since 2003);
                                                                  Director of Cole Management
                                                                  Inc. (since 2004); Director of
                                                                  Fiduciary Counseling, Inc.;
                                                                  President and Director of
                                                                  Pioneer Funds Distributor, Inc.
                                                                  ("PFD") (until May 2006);
                                                                  President of all of the Pioneer
                                                                  Funds; and Of Counsel,
                                                                  Wilmer Cutler Pickering Hale
                                                                  and Dorr LLP
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Name, Age              Position Held           Term of Office and
and Address            With the Fund           Length of Service
--------------------------------------------------------------------------------
Daniel K. Kingsbury    Trustee and Executive   Trustee since
(49)*                  Vice President          March 2007. Serves
                                               until a successor trustee
                                               is elected or earlier
                                               retirement or removal.
--------------------------------------------------------------------------------
Independent Trustees:
--------------------------------------------------------------------------------
David R. Bock (64)     Trustee                 Trustee since 2005.
                                               Serves until a successor
                                               trustee is elected
                                               or earlier retirement
                                               or removal.
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
Name, Age              Principal Occupation                Other Directorships
and Address            During Past Five Years              Held by this Trustee
--------------------------------------------------------------------------------
Daniel K. Kingsbury    Director, CEO and President         None
(49)*                  of Pioneer Investment
                       Management USA Inc. (since
                       February 2007); Director and
                       President of Pioneer Investment
                       Management, Inc. and Pioneer
                       Institutional Asset Management,
                       Inc. (since February 2007);
                       Executive Vice President of all
                       of the Pioneer Funds (since
                       March 2007); Director of
                       Pioneer Global Asset
                       Management S.p.A. (since
                       April 2007); Head of New
                       Markets Division, Pioneer
                       Global Asset Management
                       S.p.A. (2000-2007)
--------------------------------------------------------------------------------
Independent Trustees:
--------------------------------------------------------------------------------
David R. Bock (64)     Executive Vice President and        Director of Enterprise
                       Chief Financial Officer, I-trax,    Community
                       Inc. (publicly traded health care   Investment, Inc.
                       services company)                   (privately-held
                       (2004-2007); Partner, Federal       affordable housing
                       City Capital Advisors (boutique     finance company); and
                       merchant bank) (1997 to 2004        Director of New York
                       and 2008-present); and              Mortgage Trust
                       Executive Vice President and        (publicly traded
                       Chief Financial Officer, Pedestal   mortgage REIT)
                       Inc. (internet-based mortgage
                       trading company) (2000-2002)
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
Name, Age              Position Held   Term of Office and         Principal Occupation               Other Directorships
and Address            With the Fund   Length of Service          During Past Five Years             Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (60)      Trustee         Trustee since 1997.        President, Bush International,     Director of Marriott
                                       Serves until a successor   LLC (international financial       International, Inc.;
                                       trustee is elected or      advisory firm)                     Director of Discover
                                       earlier retirement or                                         Financial Services
                                       removal.                                                      (credit card issuer and
                                                                                                     electronic payment services);
                                                                                                     Director of Briggs & Stratton
                                                                                                     Co. (engine manufacturer);
                                                                                                     Director of UAL Corporation
                                                                                                     (airline holding company);
                                                                                                     Director of Mantech
                                                                                                     International Corporation
                                                                                                     (national security, defense,
                                                                                                     and intelligence technology
                                                                                                     firm); and Member, Board
                                                                                                     of Governors, Investment
                                                                                                     Company Institute
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M.            Trustee         Trustee since May, 2008    Professor, Harvard University      Trustee, Mellon
Friedman (63)                                                                                        Institutional Funds
                                                                                                     Investment Trust and
                                                                                                     Mellon Institutional Funds
                                                                                                     Master Portfolio (oversees
                                                                                                     17 portfolios in fund
                                                                                                     complex)
------------------------------------------------------------------------------------------------------------------------------------
Margaret B.W.          Trustee         Trustee since 1996.        Founding Director, Vice-           None
Graham (61)                            Serves until a successor   President and Corporate
                                       trustee is elected or      Secretary, The Winthrop Group,
                                       earlier retirement or      Inc. (consulting firm); and
                                       removal.                   Desautels Faculty of
                                                                  Management, McGill University
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna        Trustee         Trustee since 2006.        Private investor (2004-present);   Director of Quadriserv
(57)                                   Serves until a successor   and Senior Executive Vice          Inc. (technology
                                       trustee is elected or      President, The Bank of New         products for securities
                                       earlier retirement or      York (financial and securities     lending industry)
                                       removal.                   services) (1986-2004)
------------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret    Trustee         Trustee since 1996.        President and Chief Executive      Director of New
(60)                                   Serves until a successor   Officer, Newbury, Piret &          America High Income
                                       trustee is elected or      Company, Inc. (investment          Fund, Inc. (closed-end
                                       earlier retirement or      banking firm)                      investment company)
                                       removal.
------------------------------------------------------------------------------------------------------------------------------------
John Winthrop (71)    Trustee          Trustee since 1996.        President, John Winthrop           None
                                       Serves until a successor   & Co., Inc. (private
                                       trustee is elected or      investment firm)
                                       earlier retirement or
                                       removal.
------------------------------------------------------------------------------------------------------------------------------------


* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the fund's investment adviser and certain of its affiliates.

     For additional information about Pioneer Tax Free Income Fund's Board of Trustees and officers, see "Trustees and Officers" in Pioneer Tax Free Income Fund's SAI.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

     For additional information, see "Annual Fee, Expense and Other Information--Share Ownership" in Pioneer Tax Free Income Fund's SAI.

INVESTMENT ADVISORY AND OTHER SERVICES

     Following is additional information about Pioneer Investment Management, Inc. ("Pioneer"), the investment adviser and administrator of Pioneer Tax Free Income Fund:

     INVESTMENT ADVISER


     The fund entered into an amended and restated management agreement with Pioneer, effective July 1, 2008, pursuant to which Pioneer continues to act as the fund's investment adviser. There is no decrease in services and no increase in management fees under the amended and restated management agreement (hereinafter, the "management contract"). Pioneer is an indirect, wholly owned subsidiary of UniCredit SpA ("UniCredit"). Certain Trustees or officers of the fund are also directors and/or officers of certain of UniCredit's subsidiaries (see management biographies in Pioneer Tax Free Income Fund's SAI.). Pioneer has entered into an agreement with its affiliate, Pioneer Investment Management Limited ("PIML"), pursuant to which PIML provides certain services and personnel to Pioneer.


     As the fund's investment adviser, Pioneer provides the fund with investment research, advice and supervision and furnishes an investment program for the fund consistent with the fund's investment objective and policies, subject to the supervision of the fund's Trustees. Pioneer determines what portfolio securities will be purchased or sold, arranges for the placing of orders for the purchase or sale of portfolio securities, selects brokers or dealers to place those orders, maintains books and records with respect to the fund's securities transactions, and reports to the Trustees on the fund's investments and performance.

     The Trustees' approval of and the terms, continuance and termination of the management contract are governed by the 1940 Act and the Investment Advisers Act of 1940, as applicable. Pursuant to the management contract, Pioneer assumes no responsibility other than to render the services called for under the management contract, in good faith, and Pioneer will not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities or other transactions for the fund. Pioneer, however, is not protected against liability by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under the management contract. The management contract requires Pioneer to furnish all necessary services, facilities and personnel in connection with the performance of its services under the management contract, and except as specifically stated therein, Pioneer is not responsible for any of the fund's ordinary and extraordinary expenses.

     Pioneer has received an order from the Securities and Exchange Commission that permits Pioneer, subject to the approval of the fund's Board of Trustees, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval. Pioneer retains the ultimate responsibility to oversee and recommend the hiring, termination and replacement of any subadviser. To the extent that the Securities and Exchange Commission adopts a rule that would supersede the order, or would provide greater flexibility than the order, Pioneer and the fund intend to rely on such rule to permit Pioneer, subject to the approval of the fund's Board of Trustees and any other applicable conditions of the rule, to hire and terminate a subadviser or to materially modify an existing subadvisory contract for the fund without shareholder approval.

     Advisory Fee. As compensation for its management services and expenses incurred, the fund pays Pioneer a fee at the annual rate of 0.50% of the fund's average daily net assets up to $250 million, 0.45% of the next $500 million and 0.40% on assets over $750 million. This fee is computed and accrued daily and paid monthly.

     See the table in Annual Fee, Expense and Other Information for management fees paid to Pioneer during recently completed fiscal years in Pioneer Tax Free Income Fund's SAI..


     Administration Agreement. The fund entered into an amended and restated administration agreement with Pioneer, effective July 1, 2008, pursuant to which Pioneer continues to act as the fund's administrator, performing certain accounting, administration and legal services for the fund. Pursuant to the amended and restated administration agreement, Pioneer receives a fee at the annual rate of 0.0225% of the fund's average daily net assets. There is no decrease in services and no increase in fees under the amended and restated administration agreement. See "Annual Fee, Expense and Other Information" for fees the fund paid to Pioneer for administration and related services.

     Under the terms of the amended and restated administration agreement with the fund, Pioneer pays or reimburses the fund for expenses relating to its services for the fund, with the exception of the following, which are to be paid by the fund: (a) charges and expenses for fund accounting, pricing and appraisal services and related overhead, including, to the extent such services are performed by personnel of Pioneer, or its affiliates, office space and facilities and personnel compensation, training and benefits; (b) the charges and expenses of auditors; (c) the charges and expenses of any custodian, transfer agent, plan agent, dividend disbursing agent and registrar appointed by the fund; (d) issue and transfer taxes, chargeable to the fund in connection with securities transactions to which the fund is a party; (e) insurance premiums, interest charges, dues and fees for membership in trade associations and all taxes and corporate fees payable by the fund to federal, state or other governmental agencies; (f) fees and expenses involved in registering and maintaining registrations of the fund and/or its shares with federal regulatory agencies, state or blue sky securities agencies and foreign jurisdictions, including the preparation of prospectuses and statements of additional information for filing with such regulatory authorities; (g) all expenses of shareholders' and Trustees' meetings and of preparing, printing and distributing prospectuses, notices, proxy statements and all reports to shareholders and to governmental agencies; (h) charges and expenses of legal counsel to the fund and the Trustees; (i) any distribution fees paid by the fund in accordance with Rule 12b-1 promulgated by the SEC pursuant to the 1940 Act; (j) compensation of those Trustees of the fund who are not affiliated with or interested persons of Pioneer, the fund (other than as Trustees), PIM-USA or PFD; (k) the cost of preparing and printing share certificates; (l) interest on borrowed money, if any; (m) fees payable by the fund under management agreements and the administration agreement; and (n) extraordinary expenses. The fund shall also assume and pay any other expense that the fund, the manager or any other agent of the fund may incur not listed above that is approved by the Board of Trustees (including a majority of the Independent Trustees) as being an appropriate expense of the fund. In addition, the fund shall pay all brokers' and underwriting commissions chargeable to the fund in connection with securities transactions to which the fund is a party.

     Potential Conflicts of Interest. The fund is managed by Pioneer which also serves as investment adviser to other Pioneer mutual funds and other accounts (including separate accounts and unregistered products) with investment objectives identical or similar to those of the fund. Securities frequently meet the investment objectives of the fund, the other Pioneer mutual funds and such other accounts. In such cases, the decision to recommend a purchase to one fund or account rather than another is based on a number of factors. The determining factors in most cases are the amount of securities of the issuer then outstanding, the value of those securities and the market for them. Other factors considered in the investment recommendations include other investments which each fund or account presently has in a particular industry and the availability of investment funds in each fund or account.

     It is possible that at times identical securities will be held by more than one fund and/or account. However, positions in the same issue may vary and the length of time that any fund or account may choose to hold its investment in the same issue may likewise vary. To the extent that more than one of the Pioneer mutual funds or a private account managed by Pioneer seeks to acquire the same security at about the same time, the fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, the fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if Pioneer decides to sell on behalf of another account the same portfolio security at the same time. On the other hand, if the same securities are bought or sold at the same time by more than one fund or account, the resulting participation in volume transactions could produce better executions for the fund. In the event more than one account purchases or sells the same security on a given date, the purchases and sales will normally be made as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account. Although the other Pioneer mutual funds may have the same or similar investment objectives and policies as the fund, their portfolios do not generally consist of the same investments as the fund or each other, and their performance results are likely to differ from those of the fund.

     Personal Securities Transactions. The fund, Pioneer, and PFD have adopted a code of ethics under Rule 17j-1 under the 1940 Act which is applicable to officers, trustees/directors and designated employees of Pioneer and certain of Pioneer's affiliates. The code permits such persons to engage in personal securities transactions for their own accounts, including securities that may be purchased or held by the fund, and is designed to prescribe means reasonably necessary to prevent conflicts of interest from arising in connection with personal securities transactions. The code is on public file with and available from the SEC.

     For additional information, see "Shareholder Servicing/Transfer Agent," "Custodian" and "Independent Registered Public Accounting Firm" in Pioneer Tax Free Income Fund's SAI.

PORTFOLIO MANAGERS

     For addition information, see "Portfolio Management" in Pioneer Tax Free Income Fund's SAI.

BROKERAGE ALLOCATION AND OTHER PRACTICES

     For additional information about the Pioneer Tax Free Income Fund's brokerage allocation practices, see "Portfolio Transactions" in Pioneer Tax Free Income Fund's SAI.

CAPITAL STOCK AND OTHER SECURITIES


     Pioneer Tax Free Income Fund currently issues Class A, B, C and Y shares. As an open-end management investment company, the fund continuously offers its shares to the public and under normal conditions must redeem its shares upon the demand of any shareholder at the next determined net asset value per share less any applicable CDSC. See "Sales Charges" in Pioneer Tax Free Income Fund's SAI. When issued and paid for in accordance with the terms of the prospectus and statement of additional information, shares of the fund are fully paid and non-assessable. Shares will remain on deposit with the fund's transfer agent and certificates will not normally be issued.

     The shares of each class represent an interest in the same portfolio of investments of the fund. Each class has identical rights (based on relative net asset values) as to redemption, dividends and liquidation proceeds. The Amended and Restated Declaration of Trust of the Fund gives the Board the flexibility to specify either per share voting or dollar-weighted voting when submitting matters for shareholder approval. Under per share voting, each share of the Fund, or of a class of the Fund, is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined not by the number of shares owned, but by the dollar value of those shares as of the record date. Each class bears different distribution and transfer agent fees and may bear other expenses properly attributable to the particular class. Class A, Class B and Class C shareholders have exclusive voting rights with respect to the Rule 12b-1 Plan for Class A, Class B and Class C shareholders.


     The Trust

     The Trust's operations are governed by the Amended and Restated Agreement and Declaration of Trust, dated as of July 1, 2008 (referred to in this section as the declaration). A copy of the Trust's Certificate of Trust dated July 26, 1996, as amended, is on file with the office of the Secretary of State of Delaware.


     Delaware law provides a statutory framework for the powers, duties, rights and obligations of the board (referred to in this section as the trustees) and shareholders of the Delaware statutory trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth declaration. Some of the more significant provisions of the declaration are described below.


     Shareholder Voting


     The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Delaware law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, where approval of shareholders is not otherwise required under the 1940 Act, merge or consolidate the trust into other entities, reorganize the trust or any series or class into another trust or entity or a series or class of another entity, sell the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.


     The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration gives the Board the flexibility to specify either per share voting or dollar-weighted voting. Under per share voting, each share of the fund is entitled to one vote. Under dollar-weighted voting, a shareholder's voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

     Election and Removal of Trustees

     The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two thirds of the trustees and that trustees may be removed at any time or for any reason by a majority of the Board or by a majority of the outstanding shareholders of the trust.

     Amendments to the Declaration

     The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

     Issuance and Redemption of Shares

     The fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The fund may involuntarily redeem a shareholder's shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

     Disclosure of Shareholder Holdings

     The declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation.

     Small Accounts

     The declaration provides that the fund may close out a shareholder's account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

     Series and Classes

     The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

     Each share of the fund, as a series of the trust, represents an interest in the fund only and not in the assets of any other series of the trust.

     Shareholder, Trustee and Officer Liability

     The declaration provides that shareholders are not personally liable for the obligations of the fund and requires a fund to indemnify a shareholder against liability arising solely from the shareholder's ownership of shares in the fund. In addition, the fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that no trustee, officer or employee of the fund shall be liable to the fund or any shareholder for any action, failure to act, error or mistake except in cases of bad faith, willful misfeasance, gross negligence or reckless disregard of duty. The declaration requires the fund to indemnify each trustee, director, officer, employee and authorized agent to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a trustee, director, officer, employee, or agent and against amounts paid or incurred by him in settlement thereof. The 1940 Act currently provides that no officer or director shall be protected from liability to the fund or shareholders for misfeasance, bad faith, gross negligence, or reckless disregard of the duties of office. The declaration extends to trustees, officers and employees of the fund the full protection from liability that the law allows.

     The declaration provides that the appointment or designation of a trustee as chairperson, a member of a committee, an expert, lead independent trustee, or any other special appointment shall not impose any heightened standard of care or liability on such trustee.

     Derivative Actions

     The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the fund's trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 10% of the voting power of the affected fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys' fees) incurred by the fund in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund's costs, including attorneys' fees.

     The declaration further provides that the fund shall be responsible for payment of attorneys' fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys' fees that the fund is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Boston, Massachusetts, or if not permitted to be brought in federal court, then in state court in Boston, Massachusetts, and that shareholders have no right to jury trial for such actions.

PURCHASE, REDEMPTION AND PRICING OF SHARES

     For additional information about purchase, redemption and pricing of shares of Pioneer Tax Free Income Fund, see "Sales Charges," "Redeeming Shares," "Telephone and Online Transactions" and "Pricing of Shares" in Pioneer Tax Free Income Fund's SAI.

TAXATION OF THE FUND

     For additional information about tax matters related to an investment in Pioneer Tax Free Income Fund, see "Tax Status" in Pioneer Tax Free Income Fund's SAI.

UNDERWRITERS

     For additional information about the Pioneer Tax Free Income Fund's principal underwriter and distribution plans, see "Principal Underwriter and Distribution Plan" and "Sales Charges" in Pioneer Tax Free Income Fund's SAI.

FINANCIAL STATEMENTS

     For additional information, see "Financial Statements" in Pioneer Tax Free Income Fund's SAI.

                          ADDITIONAL INFORMATION ABOUT
                    PIONEER MUNICIPAL AND EQUITY INCOME TRUST

FINANCIAL STATEMENTS


     For additional information, see "Financial Statements" in Pioneer Municipal and Equity Income Trust's 2007 Annual Report and "Financial Statements" in Pioneer Municipal and Equity Income Trust's 2008 Semi-Annual Report.

                     PRO FORMA COMBINED FINANCIAL STATEMENTS


Pro Forma Schedule of Investments (a)
12/31/07
(Unaudited)


                                             Pioneer
    Pioneer                                  Tax Free
   Municipal      Pioneer                  Income Fund
  and Equity      Tax Free                  Pro Forma
 Income Trust   Income Fund                  Combined
   Principal     Principal     Pro Forma    Principal
  Amount ($)     Amount ($)   Adjustment    Amount ($)
-------------- ------------- ------------ -------------
                 5,000,000                  5,000,000
                 7,500,000                  7,500,000
                   405,000                    405,000
                   550,000                    550,000
                 1,445,000                  1,445,000
                 1,895,000                  1,895,000
   5,000,000                                5,000,000
                   725,000                    725,000
                   645,000                    645,000
                   500,000                    500,000
   1,500,000                                1,500,000
   1,000,000                                1,000,000
                 1,000,000                  1,000,000
                 4,000,000                  4,000,000
                 8,005,000                  8,005,000
                10,000,000                 10,000,000
     470,000                                  470,000
     530,000                                  530,000
     989,000                                  989,000
   1,000,000                                1,000,000
                 5,000,000                  5,000,000
   1,000,000                                1,000,000
                10,000,000                 10,000,000
                 1,000,000                  1,000,000
                 4,875,000                  4,875,000
                 5,125,000                  5,125,000
                20,000,000                 20,000,000
                 1,000,000                  1,000,000
   9,000,000                                9,000,000
   9,655,000                                9,655,000
   4,000,000                                4,000,000
                 4,525,000                  4,525,000
                 1,000,000                  1,000,000
                 3,000,000                  3,000,000
                12,000,000                 12,000,000



    Pioneer                                                                                      Pioneer
   Municipal                                                                                    Municipal      Pioneer
  and Equity                                                                        % of       and Equity      Tax Free
 Income Trust                                                                     Pro Forma   Income Trust   Income Fund
   Principal                                                                      Combined       Market         Market
  Amount ($)                                                                     Net Assets       Value         Value
--------------                                                                  ------------ -------------- -------------
               TAX EXEMPT OBLIGATIONS                                                87.2%
               No State                                                               0.5%
               Northern Mariana Islands, 5.0%, 6/1/17                                          $       --    $ 4,937,050
                                                                                               ----------    -----------
                                                                                               $       --    $ 4,937,050
                                                                                               ----------    -----------
               Alabama                                                                2.0%
               DCH Health Care Authority, 5.125%, 6/1/36                                       $       --    $ 7,318,800
               Florence Alabama Water General, 4.4%, 12/1/08                                           --        410,229
               Huntsville Alabama Electric System, 4.6%, 12/1/09                                       --        561,655
               Huntsville Alabama General, 4.75%, 11/1/18                                              --      1,472,845
               Huntsville Alabama, 5.125%, 5/1/20                                                      --      2,037,599
   5,000,000   Huntsville-Redstone Village Special Care Facilities Financing
               Authority, 5.5%, 1/1/43                                                          4,349,550             --
               Madison Alabama Water & Waste Water Board, 4.6%, 12/1/11                                --        752,217
               Mobile Alabama Regulation General, 0.0%, 2/15/09                                        --        647,522
               Southeast, Alabama Gas District, 5.3%, 6/1/12                                           --        534,450
   1,500,000   Sylacauga Health Care Authority Revenue, 6.0%, 8/1/35                            1,415,250             --
                                                                                               ----------    -----------
                                                                                               $5,764,800    $13,735,317
                                                                                               ----------    -----------
               Arizona                                                                2.4%
   1,000,000   Maricopa County Hospital Revenue, 5.0%, 4/1/35                                  $  923,110    $        --
               Maricopa County School District, 7.0%, 7/1/08                                           --      1,019,600
               Phoenix Arizona Civic Corp., District Revenue, 0.0%, 7/1/25                             --      3,328,160
               Phoenix Arizona Civic Corp., District Revenue, 0.0%, 7/1/26                             --      6,648,953
               Phoenix Arizona Civic Corp., Floating Rate Note, 7/1/43                                 --      8,346,600
     470,000   Pima County Industrial Development Authority, 6.375%, 7/1/31                       537,577             --
     530,000   Pima County Industrial Development Authority, 6.375%, 7/1/31                       541,803             --
     989,000   Pima County Industrial Development Authority, 6.75%, 7/1/31                      1,016,178             --
   1,000,000   Pima County Industrial Development Authority, 7.5%, 7/1/34                       1,197,860             --
                                                                                               ----------    -----------
                                                                                               $4,216,528    $19,343,313
                                                                                               ----------    -----------
               California                                                             9.1%
               Alhambra California CTFS Part, 6.75%, 9/1/23                                    $       --    $ 5,769,900
   1,000,000   California Health Facilities Authority Revenue, 5.25%, 7/1/23                    1,023,190             --
               California State Department of Veteran Affairs, 4.6%, 12/1/28                           --      9,922,600
               California State, 4.25%, 8/1/33                                                         --        926,380
               California Statewide Communities Development Authority,
               5.0%, 5/15/30                                                                           --      4,551,251
               California Statewide Communities Development Authority,
               5.0%, 5/15/38                                                                           --      4,636,741
               Foothill Eastern Transportation Corridor Agency Toll Road
               Revenue, 0.0%, 1/1/28                                                                   --      7,882,600
               Franklin-McKinley California School District, 6.0%, 7/1/16                              --      1,178,010
   9,000,000   Golden State Tobacco Securitization Corp., 5.125%, 6/1/47                        7,579,620             --
   9,655,000   Golden State Tobacco Securitization Corp., 5.817%, 6/1/45
               (144A) RIB                                                                       8,013,264             --
   4,000,000   Golden State Tobacco Securitization Corp., 6.75%, 6/1/39                         4,623,840             --
               Golden State Tobacco Securitization, 7.8%, 6/1/42                                       --      5,449,548
               Golden State Tobacco Securitization, 7.875%, 6/1/42                                     --      1,207,650
               Golden State Tobacco Securitization, 7.9%, 6/1/42                                       --      3,626,280
               Golden State Tobacco Security Corp. California, 5.125%, 6/1/47                          --     10,106,160



                                     Pioneer
    Pioneer                        Tax Free
   Municipal                      Income Fund
  and Equity                       Pro Forma
 Income Trust                      Combined
   Principal       Pro Forma        Market
  Amount ($)    Adjustment (a)       Value
-------------- ---------------- --------------
                  $              $ 4,937,050
                  -------------  -----------
                  $              $ 4,937,050
                  -------------  -----------
                  $              $ 7,318,800
                                     410,229
                                     561,655
                                   1,472,845
                                   2,037,599
   5,000,000
                                   4,349,550
                                     752,217
                                     647,522
                                     534,450
   1,500,000                       1,415,250
                  ------------- ------------
                  $              $19,500,117
                  ------------- ------------
   1,000,000      $              $   923,110
                                   1,019,600
                                   3,328,160
                                   6,648,953
                                   8,346,600
     470,000                         537,577
     530,000                         541,803
     989,000                       1,016,178
   1,000,000                       1,197,860
                  ------------- ------------
                  $              $23,559,841
                  ------------- ------------
                  $              $ 5,769,900
   1,000,000                       1,023,190
                                   9,922,600
                                     926,380
                                   4,551,251
                                   4,636,741
                                   7,882,600
                                   1,178,010
   9,000,000                       7,579,620
   9,655,000
                                   8,013,264
   4,000,000                       4,623,840
                                   5,449,548
                                   1,207,650
                                   3,626,280
                                  10,106,160

                                                Pioneer
    Pioneer                                     Tax Free
   Municipal      Pioneer                     Income Fund
  and Equity      Tax Free                     Pro Forma
 Income Trust   Income Fund                     Combined
   Principal     Principal      Pro Forma      Principal
  Amount ($)     Amount ($)     Adjustment     Amount ($)
-------------- ------------- --------------- -------------
                10,000,000                    10,000,000
                 1,175,000                     1,175,000
                   165,000                       165,000
                 3,600,000                     3,600,000
                 1,210,000                     1,210,000
                 5,000,000                     5,000,000
                 3,000,000                     3,000,000
   3,000,000                    (3,000,000)           --
                 2,500,000                     2,500,000
                    10,000                        10,000
                    15,000                        15,000
                    70,000                        70,000
                 3,575,000                     3,575,000
                10,000,000                    10,000,000
                10,000,000                    10,000,000
                 1,000,000                     1,000,000
   1,500,000                    (1,500,000)           --
   4,000,000     8,825,000                    12,825,000
                 1,000,000                     1,000,000
                   500,000                       500,000
   1,105,000                                   1,105,000
   5,000,000                                   5,000,000
                 5,435,000                     5,435,000
   2,000,000                    (2,000,000)           --
     585,000                                     585,000
                 1,535,000                     1,535,000
   2,025,000                    (2,025,000)           --
     500,000                      (500,000)           --
   1,400,000                                   1,400,000
                 2,000,000      (2,000,000)           --
   3,970,000                                   3,970,000



    Pioneer                                                                                       Pioneer
   Municipal                                                                                     Municipal      Pioneer
  and Equity                                                                         % of       and Equity      Tax Free
 Income Trust                                                                      Pro Forma   Income Trust   Income Fund
   Principal                                                                       Combined       Market         Market
  Amount ($)                                                                      Net Assets       Value         Value
--------------                                                                   ------------ -------------- -------------
               California (continued)
               Inland Empire Tobacco Securitization Authority California
               Tobacco, 0.0%, 6/1/36                                                           $        --    $ 1,435,000
               Lucia Mar University School District, 0.0%, 8/1/20                                       --        651,667
               Sacramento California Municipal Utility District, 5.5%, 2/1/11                           --        170,108
               Saugus California University School District, 0.0%, 8/1/23                               --      1,682,568
               Saugus California University School District, 0.0%, 8/1/24                               --        533,985
               Tobacco Securitization Authority Southern California Tobacco
               Settlement, 5.125%, 6/1/46                                                               --      4,215,850
               West VY Mission Community College California, 5.0%, 8/1/30                               --      3,136,140
                                                                                               -----------    -----------
                                                                                               $21,239,914    $67,082,438
                                                                                               -----------    -----------
               Colorado                                                          0.9%
   3,000,000   Colorado Educational & Cultural Facilities Authority Revenue,
               5.5%, 6/1/37 (144A)                                                             $ 2,755,140    $        --
               Colorado Health Facilities Revenue, 5.25%, 6/1/36                                        --      2,449,275
               Colorado Housing Finance Authority, Series A-3, 7.0%, 11/1/16                            --         10,314
               Colorado Housing Finance Authority, Series B-2, 7.45%, 11/1/27                           --         15,250
               Colorado Housing Finance Authority, Series B-3, 6.55%, 5/1/25                            --         71,720
               Douglas County School District Regiona1, 7.0%, 12/15/13                                  --      4,259,470
               E-470 Public Highway Authority Colorado, 0.0%, 9/1/37                                    --      2,052,300
                                                                                               -----------    -----------
                                                                                               $ 2,755,140    $ 8,858,329
                                                                                               -----------    -----------
               Connecticut                                                       1.2%
               Connecticut State Health & Education, 5.0%, 7/1/42                              $        --    $10,400,100
               Connecticut State Health & Education, 5.5%, 7/1/17                                       --      1,044,780
   1,500,000   Mohegan Tribe Indians Gaming Authority, 5.25%,
               1/1/33 (144A)                                                                     1,323,555             --
                                                                                               -----------    -----------
                                                                                               $ 1,323,555    $11,444,880
                                                                                               -----------    -----------
               District of Columbia                                              1.3%
   4,000,000   District of Columbia Tobacco Settlement Financing Corp.,
               6.75%, 5/15/40                                                                  $ 4,085,800    $ 9,014,296
                                                                                               -----------    -----------
                                                                                               $ 4,085,800    $ 9,014,296
                                                                                               -----------    -----------
               Florida                                                           2.2%
               Dade County Florida General, 7.7%, 10/1/12                                      $        --    $ 1,178,660
               Halifax Hospital Medical Center Florida, 5.375%, 6/1/46                                  --        476,175
   1,105,000   Highlands County Health Facilities Authority Revenue,
               5.0%, 11/15/24                                                                    1,107,784             --
   5,000,000   Highlands County Health Facilities Authority Revenue,
               6.0%, 11/15/25                                                                    5,578,950             --
               Lee County Industrial Development Authority Revenue,
               4.75%, 6/15/14                                                                           --      5,255,917
   2,000,000   Lee County Industrial Development Authority Revenue,
               5.375%, 6/15/37                                                                   1,704,080             --
     585,000   Madison County First Mortgage Revenue, 6.0%, 7/1/25                                 566,795             --
               Marion County Florida Hospital District Development,
               5.0%, 10/1/16                                                                            --      1,595,540
   2,025,000   Miami Beach Health Facilities Authority Revenue,
               5.375%, 11/15/28                                                                  1,814,380             --
     500,000   Miami Beach Health Facilities Authority Revenue, 6.7%, 11/15/19                     515,825             --
   1,400,000   Orange County Health Facilities Authority Revenue,
               5.5%, 7/1/38                                                                      1,230,264             --
               Sarasota County Florida Health, 5.75%, 7/1/45                                            --      1,806,900
   3,970,000   Tampa-Hillsborough County Expressway Authority Revenue,
               RIB, 6.379%, 7/1/23 (144A)                                                        4,645,734             --
                                                                                               -----------    -----------
                                                                                               $17,163,812    $10,313,192
                                                                                               -----------    -----------



                                     Pioneer
    Pioneer                        Tax Free
   Municipal                      Income Fund
  and Equity                       Pro Forma
 Income Trust                      Combined
   Principal       Pro Forma        Market
  Amount ($)    Adjustment (a)       Value
-------------- ---------------- --------------
                 $               $ 1,435,000
                                     651,667
                                     170,108
                                   1,682,568
                                     533,985
                                   4,215,850
                                   3,136,140
                 ------------    -----------
                 $               $88,322,352
                 ------------    -----------
   3,000,000
                 $ (2,755,140)   $        --
                                   2,449,275
                                     10,314
                                     15,250
                                     71,720
                                   4,259,470
                                   2,052,300
                 ------------    -----------
                 $ (2,755,140)   $ 8,858,329
                 ------------    -----------
                 $               $10,400,100
                                   1,044,780
   1,500,000
                   (1,323,555)            --
                 ------------    -----------
                 $ (1,323,555)   $11,444,880
                 ------------    -----------
   4,000,000
                 $               $13,100,096
                 ------------    -----------
                 $               $13,100,096
                 ------------    -----------
                 $               $ 1,178,660
                                     476,175
   1,105,000
                                   1,107,784
   5,000,000
                                   5,578,950
                                   5,255,917
   2,000,000
                   (1,704,080)            --
     585,000                         566,795
                                   1,595,540
   2,025,000
                   (1,814,380)            --
     500,000         (515,825)            --
   1,400,000
                                   1,230,264
                   (1,806,900)            --
   3,970,000
                                   4,645,734
                 ------------    -----------
                 $ (5,841,185)   $21,635,819
                 ------------    -----------

                                                Pioneer
    Pioneer                                     Tax Free
   Municipal      Pioneer                     Income Fund
  and Equity      Tax Free                     Pro Forma
 Income Trust   Income Fund                     Combined
   Principal     Principal      Pro Forma      Principal
  Amount ($)     Amount ($)     Adjustment     Amount ($)
-------------- ------------- --------------- -------------
   9,580,000                                   9,580,000
                10,000,000                    10,000,000
   2,500,000                                   2,500,000
   3,000,000                                   3,000,000
                 4,000,000                     4,000,000
                   170,000                       170,000
                   495,000        (495,000)           --
                10,775,000                    10,775,000
   4,580,000                                   4,580,000
   5,000,000                                   5,000,000
   2,000,000                                   2,000,000
   2,055,000                                   2,055,000
                 5,000,000                     5,000,000
                 5,000,000                     5,000,000
                 1,145,000                     1,145,000
                20,000,000                    20,000,000
                 3,000,000                     3,000,000
                15,000,000                    15,000,000
                 5,000,000                     5,000,000
   5,000,000     5,000,000                    10,000,000
   4,135,000     1,250,000                     5,385,000
                 3,400,000                     3,400,000
                 1,400,000                     1,400,000
                 1,000,000                     1,000,000
   2,570,000                    (2,570,000)           --
   4,000,000                                   4,000,000
     750,000                                     750,000
   2,000,000                                   2,000,000
                   165,000                       165,000
                   335,000                       335,000
                 2,000,000                     2,000,000



    Pioneer                                                                                                Pioneer
   Municipal                                                                                              Municipal
  and Equity                                                                                  % of       and Equity
 Income Trust                                                                               Pro Forma   Income Trust
   Principal                                                                                Combined       Market
  Amount ($)                                                                               Net Assets       Value
--------------                                                                            ------------ --------------
               Georgia                                                                    2.5%
   9,580,000   Georgia Municipal Electric Authority Power Revenue, RIB,
               6.97%, 1/1/20 (144A)                                                                     $11,714,711
               Houston County Georgia Hospital Authority Revenue,
               5.0%, 10/1/42                                                                                     --
   2,500,000   Milledgeville-Baldwin County Development Authority Revenue,
               5.625%, 9/1/30                                                                             2,842,750
                                                                                                        -----------
                                                                                                        $14,557,461
                                                                                                        -----------
               Illinois                                                                   5.0%
   3,000,000   Chicago Illinois General Obligation, 5.0%, 1/1/28                                        $ 3,095,610
               Chicago Illinois O'Hare International Airport, 5.5%, 12/1/30                                      --
               Chicago Illinois Single Family Mortgage, 6.45%, 9/1/29                                            --
               Chicago Illinois Tax Increment, 5.0%, 11/15/10                                                    --
               Illinois Finance Authority, 5.0%, 5/1/25                                                          --
   4,580,000   Illinois Development Finance Authority Revenue, 5.25%, 10/1/24                             4,621,037
   5,000,000   Illinois Educational Facilities Authority Revenue, 5.0%, 12/1/38                           5,125,800
   2,000,000   Illinois Finance Authority Revenue, 5.5%, 8/15/43                                          2,242,060
   2,055,000   Illinois Finance Authority Revenue, 8.245%, 8/15/43 (144A) RIB                             2,900,632
               Illinois Finance Authority, 5.0%, 4/1/31                                                          --
               Illinois Finance Authority, 5.0%, 4/1/36                                                          --
               Illinois Housing Development Authority Revenue Multi-Family
               Housing, 7.0%, 7/1/23                                                                             --
               Metropolitan Pier & Exposition Authority Illinois Dedicated
               State Tax, Floating Rate Note, 6/15/39                                                            --
               Will County Illinois Forest Preservation District, 0.0%, 12/1/18                                  --
                                                                                                        -----------
                                                                                                        $17,985,139
                                                                                                        -----------
               Indiana                                                                    4.5%
               Hobart Indiana Building Corp., 6.5%, 1/15/29                                             $        --
               Indiana Health & Educational Facilities Finance Authority, 5.0%, 2/15/36                          --
   5,000,000   Indiana Health & Educational Facilities Finance Authority,
               5.0%, 2/15/39                                                                              4,678,450
   4,135,000   Indiana State Development Finance Authority Revenue,
               5.75%, 10/1/11                                                                             4,165,020
               Indianapolis Local Public Improvement Board Revenue,
               6.0%, 1/10/20                                                                                     --
               Indianapolis Local Public Improvement Board Revenue,
               6.75%, 2/1/14                                                                                     --
               Lawrence Township Metropolitan School District Revenue,
               6.75%, 7/5/13                                                                                     --
   2,570,000   Vigo County Hospital Authority Revenue, 5.8%, 9/1/47 (144A)                                2,366,482
                                                                                                        -----------
                                                                                                        $11,209,952
                                                                                                        -----------
               Iowa                                                                       0.4%
   4,000,000   Iowa Financing Authority Senior Housing Revenue,
               5.625%, 12/1/45                                                                          $ 3,472,520
                                                                                                        -----------
                                                                                                        $ 3,472,520
                                                                                                        -----------
               Kansas                                                                     0.2%
     750,000   Manhattan Health Care Facilities Revenue, 5.125%, 5/15/37                                $   630,060
   2,000,000   Manhattan Health Care Facilities Revenue, 5.125%, 5/15/42                                  1,647,120
                                                                                                        -----------
                                                                                                        $ 2,277,180
                                                                                                        -----------
               Kentucky                                                                   0.3%
               Kentucky Economic Development Finance, 6.25%, 10/1/12                                    $        --
               Kentucky Economic Development Finance, 6.25%, 10/1/12                                             --
               Louisville & Jefferson County Kentucky Metro Government
               Health Systems Revenue, 5.25%, 10/1/36                                                            --
                                                                                                        -----------
                                                                                                        $        --
                                                                                                        -----------



                                                  Pioneer
    Pioneer                                      Tax Free
   Municipal      Pioneer                       Income Fund
  and Equity      Tax Free                       Pro Forma
 Income Trust   Income Fund                      Combined
   Principal       Market        Pro Forma        Market
  Amount ($)       Value      Adjustment (a)       Value
-------------- ------------- ---------------- --------------
   9,580,000
                $        --    $               $11,714,711
                  9,431,400                      9,431,400
   2,500,000
                         --                      2,842,750
                -----------    ------------    -----------
                $ 9,431,400    $               $23,988,861
                -----------    ------------    -----------
   3,000,000    $        --    $               $ 3,095,610
                  3,424,920                      3,424,920
                    172,424                        172,424
                    487,060        (487,060)            --
                  9,995,213                      9,995,213
   4,580,000             --                      4,621,037
   5,000,000             --                      5,125,800
   2,000,000             --                      2,242,060
   2,055,000             --                      2,900,632
                  4,692,450                      4,692,450
                  4,609,600                      4,609,600
                  1,470,695                      1,470,695
                  4,295,800                      4,295,800
                  1,855,500                      1,855,500
                -----------    ------------    -----------
                $31,003,662    $   (487,060)   $48,501,741
                -----------    ------------    -----------
                $18,151,050    $               $18,151,050
                  4,719,000                      4,719,000
   5,000,000
                  4,678,450                      9,356,900
   4,135,000
                  1,259,075                      5,424,095
                  3,927,272                      3,927,272
                  1,569,498                      1,569,498
                  1,153,490                      1,153,490
   2,570,000             --      (2,366,482)            --
                -----------    ------------    -----------
                $35,457,835    $ (2,366,482)   $44,301,305
                -----------    ------------    -----------
   4,000,000
                $        --    $               $ 3,472,520
                -----------    ------------    -----------
                $        --    $               $ 3,472,520
                -----------    ------------    -----------
     750,000    $        --    $               $   630,060
   2,000,000             --                      1,647,120
                -----------    ------------    -----------
                $        --    $               $ 2,277,180
                -----------    ------------    -----------
                $   179,695    $               $   179,695
                    353,475                        353,475
                  1,939,240                      1,939,240
                -----------    ------------    -----------
                $ 2,472,410    $               $ 2,472,410
                -----------    ------------    -----------

                                                Pioneer
    Pioneer                                     Tax Free
   Municipal      Pioneer                     Income Fund
  and Equity      Tax Free                     Pro Forma
 Income Trust   Income Fund                     Combined
   Principal     Principal      Pro Forma      Principal
  Amount ($)     Amount ($)     Adjustment     Amount ($)
-------------- ------------- --------------- -------------
   5,000,000    15,000,000                    20,000,000
                   425,000                       425,000
                 1,085,000                     1,085,000
                 5,000,000                     5,000,000
   8,335,000                                   8,335,000
                   300,000                       300,000
   3,000,000                                   3,000,000
                 4,600,000   (4,600,000)              --
   1,000,000                                   1,000,000
   1,000,000                                   1,000,000
     660,000                                     660,000
   2,000,000                                   2,000,000
                16,070,000                    16,070,000
                 4,990,000                     4,990,000
   4,500,000                                   4,500,000
   2,000,000                                   2,000,000
   1,550,000                                   1,550,000
                 6,215,000                     6,215,000
   1,600,000                                   1,600,000
                 2,500,000                     2,500,000
   2,120,000                                   2,120,000
                 5,290,000                     5,290,000
                    40,000                        40,000
     900,000     1,250,000                     2,150,000
                 1,145,000                     1,145,000
                 2,000,000                     2,000,000
                 2,000,000                     2,000,000
   2,750,000                                   2,750,000
                 1,000,000                     1,000,000
                 8,170,000                     8,170,000



    Pioneer                                                                                       Pioneer
   Municipal                                                                                     Municipal      Pioneer
  and Equity                                                                         % of       and Equity      Tax Free
 Income Trust                                                                      Pro Forma   Income Trust   Income Fund
   Principal                                                                       Combined       Market         Market
  Amount ($)                                                                      Net Assets       Value         Value
--------------                                                                   ------------ -------------- -------------
               Louisiana                                                         3.5%
   5,000,000   Louisiana Public Facilities Authority Revenue, 5.5%, 5/15/47                    $ 4,899,500    $14,698,500
               Louisiana Public Facilities Authority Revenue, 6.25%, 10/1/11                            --        421,906
               Louisiana Local Government Environment Community,
               5.25%, 12/1/18                                                                           --      1,188,878
               St. John Baptist Parish Louisiana Revenue, 5.125%, 6/1/37                                --      4,787,600
   8,335,000   Tobacco Settlement Financing Corp., 5.875%, 5/15/39                               8,006,184             --
                                                                                               -----------    -----------
                                                                                               $12,905,684    $21,096,884
                                                                                               -----------    -----------
               Maine                                                             0.0%
               Maine Municipal Bond Bank, 5.0%, 11/1/09                                        $        --    $   307,866
                                                                                               -----------    -----------
                                                                                               $        --    $   307,866
                                                                                               -----------    -----------
               Maryland                                                          0.8%
   3,000,000   Frederick County Educational Facilities Revenue, 5.625%, 9/1/38                 $ 3,003,810    $        --
               Maryland Health Department, 4.75% 1/1/13                                                 --      4,399,670
   1,000,000   Maryland State Economic Development Revenue, 5.0%, 12/1/31                          870,960             --
   1,000,000   Maryland State Economic Development Revenue, Series A,
               5.0%, 12/1/16                                                                       980,250             --
     660,000   Maryland State Economic Development Revenue, Series B,
               5.0%, 12/1/16                                                                       646,965             --
   2,000,000   Maryland State Health & Higher Educational Facilities Authority
               Revenue, 5.125%, 7/1/34                                                           1,984,240             --
                                                                                               -----------    -----------
                                                                                               $ 7,486,225    $ 4,399,670
                                                                                               -----------    -----------
               Massachusetts                                                     9.5%
               Massachusetts Bay Transportation Authority, 4.0%, 7/1/33                        $        --    $14,528,244
               Massachusetts Bay Transportation Authority, 5.0%, 7/1/31                                 --      5,425,777
   4,500,000   Massachusetts Health & Educational Facilities Authority
               Revenue, 4.625%, 8/15/28                                                          4,012,560             --
   2,000,000   Massachusetts Health & Educational Facilities Authority
               Revenue, 5.0%, 7/1/33                                                             2,049,540             --
   1,550,000   Massachusetts Health & Educational Facilities Authority
               Revenue, 5.25%, 7/15/18                                                           1,550,697             --
               Massachusetts Health & Educational Facilities Authority
               Revenue, 5.25%, 7/1/33                                                                   --      7,082,117
   1,600,000   Massachusetts Health & Educational Facilities Authority
               Revenue, 5.45%, 11/15/23                                                          1,606,464             --
               Massachusetts Health & Educational Facilities Authority
               Revenue, 5.5%, 7/1/40                                                                    --      2,322,175
   2,120,000   Massachusetts Health & Educational Facilities Authority
               Revenue, 5.625%, 7/1/20                                                           2,115,294             --
               Massachusetts Health & Educational Facilities Authority
               Revenue, 5.75%, 7/1/32                                                                   --      5,781,163
               Massachusetts Health & Educational Facilities Authority
               Revenue, 6.0%, 7/1/18                                                                    --         42,856
     900,000   Massachusetts Health & Educational Facilities Authority
               Revenue, 6.25%, 7/1/22                                                              923,949      1,283,263
               Massachusetts Health & Educational Facilities Authority
               Revenue, 6.25%, 10/1/31                                                                  --      1,187,296
               Massachusetts Health & Educational Facilities Authority
               Revenue, 6.5%, 7/1/21                                                                    --      2,086,440
               Massachusetts Health & Educational Facilities Authority
               Revenue, 6.625%, 7/1/31                                                                  --      2,070,440
   2,750,000   Massachusetts Health & Educational Facilities Authority
               Revenue, 6.625%, 7/1/32                                                           2,846,855             --
               Massachusetts Health & Educational Facilities Authority
               Revenue, 6.75%, 7/1/16                                                                   --      1,062,810
               Massachusetts State Dedicated Tax, 5.5%, 1/1/29                                          --      9,296,480



                                     Pioneer
    Pioneer                        Tax Free
   Municipal                      Income Fund
  and Equity                       Pro Forma
 Income Trust                      Combined
   Principal       Pro Forma        Market
  Amount ($)    Adjustment (a)       Value
-------------- ---------------- --------------
   5,000,000     $               $19,598,000
                                     421,906
                                   1,188,878
                                   4,787,600
   8,335,000                       8,006,184
                 ------------    -----------
                 $               $34,002,568
                 ------------    -----------
                 $               $   307,866
                 ------------    -------------
                 $               $   307,866
                 ------------    -------------
   3,000,000     $               $ 3,003,810
                   (4,399,670)            --
   1,000,000                         870,960
   1,000,000
                                     980,250
     660,000
                                     646,965
   2,000,000
                                   1,984,240
                 ------------    ------------
                 $ (4,399,670)   $ 7,486,225
                 ------------    ------------
                 $               $14,528,244
                                   5,425,777
   4,500,000
                                   4,012,560
   2,000,000
                                   2,049,540
   1,550,000
                                   1,550,697
                                   7,082,117
   1,600,000
                                   1,606,464
                                   2,322,175
   2,120,000
                                   2,115,294
                                   5,781,163
                                      42,856
     900,000
                                   2,207,212
                                   1,187,296
                                   2,086,440
                                   2,070,440
   2,750,000
                                   2,846,855
                                   1,062,810
                                   9,296,480

                                                Pioneer
    Pioneer                                     Tax Free
   Municipal      Pioneer                     Income Fund
  and Equity      Tax Free                     Pro Forma
 Income Trust   Income Fund                     Combined
   Principal     Principal      Pro Forma      Principal
  Amount ($)     Amount ($)     Adjustment     Amount ($)
-------------- ------------- --------------- -------------
                   750,000                       750,000
                 1,680,000                     1,680,000
                 3,320,000                     3,320,000
     500,000                                     500,000
   1,100,000                                   1,100,000
   1,000,000                                   1,000,000
                 5,500,000                     5,500,000
                 2,635,000                     2,635,000
                 1,500,000                     1,500,000
                16,070,000                    16,070,000
                 1,500,000                     1,500,000
   5,000,000                 (5,000,000)              --
   1,595,000                                   1,595,000
   3,340,000                                   3,340,000
   2,000,000                                   2,000,000
   1,000,000                                   1,000,000
                 4,000,000                     4,000,000
                   400,000                       400,000
                 1,500,000                     1,500,000
                 5,000,000                     5,000,000
   2,000,000                                   2,000,000
   1,500,000                                   1,500,000
                 1,000,000                     1,000,000
   1,000,000                                   1,000,000
   1,000,000                                   1,000,000
                 1,800,000                     1,800,000
                 6,000,000                     6,000,000



    Pioneer                                                                                     Pioneer
   Municipal                                                                                   Municipal      Pioneer
  and Equity                                                                       % of       and Equity      Tax Free
 Income Trust                                                                    Pro Forma   Income Trust   Income Fund
   Principal                                                                     Combined       Market         Market
  Amount ($)                                                                    Net Assets       Value         Value
--------------                                                                 ------------ -------------- -------------
               Massachusetts (continued)
               Massachusetts State Development Finance Agency, 4.5%, 9/1/36                  $        --    $   687,720
               Massachusetts State Development Finance Agency,
               5.25%, 10/1/29                                                                         --      1,604,400
               Massachusetts State Development Finance Agency,
               5.25%, 10/1/37                                                                         --      3,102,341
     500,000   Massachusetts State Development Finance Agency, 5.5%, 1/1/35                      469,950             --
   1,100,000   Massachusetts State Development Finance Agency,
               5.625%, 10/1/24                                                                 1,118,095             --
   1,000,000   Massachusetts State Development Finance Agency, 5.7%, 10/1/34                   1,001,340             --
               Massachusetts State Development Finance Agency, 5.75%, 1/1/42                          --      6,609,130
               Massachusetts State Development Finance Agency,
               6.25%, 10/15/17                                                                        --      2,545,041
               Massachusetts State Development Finance Agency,
               6.375%, 7/1/23                                                                         --      1,742,805
               Noblesville Independent Revenue, 5.25%, 2/1/30                                         --      6,837,868
                                                                                             -----------    -----------
                                                                                             $17,694,744    $75,298,366
                                                                                             -----------    -----------
               Michigan                                                        1.5%
               John Tolfree Health System, 6.0%, 9/15/23                                     $        --    $ 1,520,355
   5,000,000   Macomb County Hospital Finance Authority Revenue, 5.875%,
               11/15/34                                                                        4,904,900             --
   1,595,000   Meridian Economic Development Corporate Ltd. Obligation
               Revenue, 5.25%, 7/1/26                                                          1,405,626             --
   3,340,000   Michigan Public Educational Facilities Authority Revenue,
               5.875%, 6/1/37                                                                  3,126,307             --
   2,000,000   Michigan State Hospital Finance Authority Revenue,
               5.25%, 11/15/25                                                                 1,793,320             --
   1,000,000   Michigan State Hospital Finance Authority Revenue,
               5.5%, 11/15/35                                                                    888,310             --
               Michigan State Hospital Finance Authority Revenue,
               6.0%, 2/1/24                                                                           --      4,001,280
               Michigan State Trunk Line, 5.5%, 11/1/10                                               --        425,572
               Southfield Michigan Public Schools, 4.5%, 5/1/27                                       --      1,494,165
                                                                                             -----------    -----------
                                                                                             $12,118,463    $ 7,441,372
                                                                                             -----------    -----------
               Minnesota                                                       1.3%
               Becker Minnesota Pollution Control Revenue Northern States
               Power "A" Conversions, 8.5%, 4/1/30                                           $        --    $ 5,876,400
   2,000,000   Duluth Economic Development Authority Health Care Facilities
               Revenue, 5.25%, 2/15/28                                                         2,009,120             --
   1,500,000   Duluth Economic Development Authority Health Care Facilities
               Revenue, 5.25%, 2/15/33                                                         1,493,685             --
               Laurentian Energy Authority Minnesota Cogeneration,
               5.0%, 12/1/15                                                                          --      1,013,660
   1,000,000   North Oaks Senior Housing Revenue, 6.0%, 10/1/33                                  970,570             --
   1,000,000   North Oaks Senior Housing Revenue, 6.5%, 10/1/47                                1,015,010             --
                                                                                             -----------    -----------
                                                                                             $ 5,488,385    $ 6,890,060
                                                                                             -----------    -----------
               Mississippi                                                     0.9%
               Columbus Mississippi Industrial Development Revenue,
               5.9%, 12/1/11                                                                 $        --    $ 1,831,302
               Lowndes County Mississippi Solid Waste Disposal & Pollution
               Control Revenue, 6.8%, 4/1/22                                                          --      6,603,360
                                                                                             -----------    -----------
                                                                                             $        --    $ 8,434,662
                                                                                             -----------    -----------



                                     Pioneer
    Pioneer                        Tax Free
   Municipal                      Income Fund
  and Equity                       Pro Forma
 Income Trust                      Combined
   Principal       Pro Forma        Market
  Amount ($)    Adjustment (a)       Value
-------------- ---------------- --------------
                 $               $   687,720
                                   1,604,400
                                   3,102,341
     500,000                         469,950
   1,100,000
                                   1,118,095
   1,000,000                       1,001,340
                                   6,609,130
                                   2,545,041
                                   1,742,805
                                   6,837,868
                 ------------    -----------
                 $               $92,993,110
                 ------------    -----------
                 $               $ 1,520,355
   5,000,000
                   (4,904,900)            --
   1,595,000
                                   1,405,626
   3,340,000
                                   3,126,307
   2,000,000
                                   1,793,320
   1,000,000
                                     888,310
                                   4,001,280
                                     425,572
                                   1,494,165
                 ------------    -----------
                 $ (4,904,900)   $14,654,935
                 ------------    -----------
                 $               $ 5,876,400
   2,000,000
                                   2,009,120
   1,500,000
                                   1,493,685
                                   1,013,660
   1,000,000                         970,570
   1,000,000                       1,015,010
                 ------------    -----------
                 $               $12,378,445
                 ------------    -----------
                 $               $ 1,831,302
                                   6,603,360
                 ------------    -----------
                 $               $ 8,434,662
                 ------------    -----------

                                                Pioneer
    Pioneer                                     Tax Free
   Municipal      Pioneer                     Income Fund
  and Equity      Tax Free                     Pro Forma
 Income Trust   Income Fund                     Combined
   Principal     Principal      Pro Forma      Principal
  Amount ($)     Amount ($)     Adjustment     Amount ($)
-------------- ------------- --------------- -------------
                   295,000                       295,000
   1,720,000                                   1,720,000
                   500,000                       500,000
   1,000,000                                   1,000,000
                 1,648,869                     1,648,869
                 1,325,000                     1,325,000
                 2,050,000                     2,050,000
   4,980,000                                   4,980,000
                10,000,000                    10,000,000
   1,500,000                                   1,500,000
   1,700,000                                   1,700,000
                 5,000,000                     5,000,000
                 5,000,000                     5,000,000
   1,000,000     1,250,000                     2,250,000
                 2,000,000                     2,000,000
                   140,000                       140,000
   1,250,000                                   1,250,000
   5,920,000                                   5,920,000
                   500,000        (500,000)           --
                   450,000        (450,000)           --
     710,000                      (710,000)           --
   1,000,000                    (1,000,000)           --
                 5,060,000                     5,060,000
                 2,000,000                     2,000,000
   1,000,000                    (1,000,000)           --



    Pioneer                                                                                       Pioneer
   Municipal                                                                                     Municipal      Pioneer
  and Equity                                                                         % of       and Equity      Tax Free
 Income Trust                                                                      Pro Forma   Income Trust   Income Fund
   Principal                                                                       Combined       Market         Market
  Amount ($)                                                                      Net Assets       Value         Value
--------------                                                                   ------------ -------------- -------------
               Missouri                                                          0.2%
               Missouri State Housing Development Common Mortgage
               Revenue, Single Family, Series B-2, 6.4%, 3/1/29                                $        --    $   303,349
   1,720,000   Missouri State Health & Educational Authority Health Facilities
               Revenue, 5.25%, 8/15/28                                                           1,694,338             --
                                                                                               -----------    -----------
                                                                                               $ 1,694,338    $   303,349
                                                                                               -----------    -----------
               Montana                                                           0.2%
               Forsyth Pollution Control Revenue, 5.2%, 5/1/33                                 $        --    $   505,890
   1,000,000   Montana Finance Authority Hospital Facilities Revenue,
               5.0%, 6/1/24                                                                      1,009,240             --
                                                                                               -----------    -----------
                                                                                               $ 1,009,240    $   505,890
                                                                                               -----------    -----------
               Nebraska                                                          1.1%
               Energy America Nebraska Natural Gas Revenue, 5.45%, 4/15/08                     $        --    $ 1,642,043
               Municipal Energy Agency, 6.0%, 4/1/08                                                    --      1,334,514
               Nebraska Investment Finance Authority Single Family, Floating
               Rate Note, 3/1/26                                                                        --      2,092,558
   4,980,000   Nebraska Public Power District Revenue, 6.375%, 1/1/41
               (144A) RIB                                                                        5,250,812             --
                                                                                               -----------    -----------
                                                                                               $ 5,250,812    $ 5,069,115
                                                                                               -----------    -----------
               Nevada                                                            1.1%
               Reno Nevada Hospital Revenue, 5.25%, 6/1/41                                     $        --    $ 9,619,100
   1,500,000   Henderson Nevada Health Care Facilities Revenue,
               5.625%, 7/1/24                                                                    1,560,765             --
                                                                                               -----------    -----------
                                                                                               $ 1,560,765    $ 9,619,100
                                                                                               -----------    -----------
               New Hampshire                                                     1.6%
   1,700,000   New Hampshire Business Finance Authority Revenue, 6.05%,
               9/1/29                                                                          $ 1,777,078    $        --
               New Hampshire Health & Education Facilities Authority
               Revenue, 5.0%, 10/1/17                                                                   --      4,601,300
               New Hampshire Health & Education Facilities Authority
               Revenue, 5.0%, 10/1/32                                                                   --      4,663,700
   1,000,000   New Hampshire Health & Education Facilities Authority
               Revenue, 5.75%, 10/1/31                                                           1,025,940      1,282,425
               New Hampshire Health & Education Facilities Authority
               Revenue, 5.75%, 7/1/22                                                                   --      2,059,500
               New Hampshire State Housing Finance Authority, 6.125%, 1/1/20                            --        143,333
                                                                                               -----------    -----------
                                                                                               $ 2,803,018    $12,750,258
                                                                                               -----------    -----------
               New Jersey                                                        4.9%
   1,250,000   Camden County Improvement Authority Revenue,
               5.75%, 2/15/34                                                                  $ 1,216,975    $        --
   5,920,000   Garden State Preservation Trust, 10.112%, 11/1/22 (144A) RIB                      8,568,371             --
               New Jersey Economic Development Authority Revenue,
               5.3%, 11/1/26                                                                            --        448,720
               New Jersey Economic Development Authority Revenue,
               5.375%, 11/1/36                                                                          --        392,792
     710,000   New Jersey Economic Development Authority Revenue,
               5.75%, 1/1/25                                                                       684,660             --
   1,000,000   New Jersey Economic Development Authority Revenue,
               5.875%, 1/1/37                                                                      935,150             --
               New Jersey Economic Development Authority Special Facility
               Revenue, 7.0%, 11/15/30                                                                  --      5,091,170
               New Jersey Health Care Facilities Financing Authority Revenue,
               5.0%, 7/1/24                                                                             --      2,019,580
   1,000,000   New Jersey Health Care Facilities Financing Authority Revenue,
               5.125%, 7/1/14                                                                      955,540             --



                                     Pioneer
    Pioneer                        Tax Free
   Municipal                      Income Fund
  and Equity                       Pro Forma
 Income Trust                      Combined
   Principal       Pro Forma        Market
  Amount ($)    Adjustment (a)       Value
-------------- ---------------- --------------
                 $                $   303,349
   1,720,000
                                    1,694,338
                 -----------      -----------
                 $                $ 1,997,687
                 -----------      -----------
                 $                $   505,890
   1,000,000
                                    1,009,240
                 -----------      -----------
                 $                $ 1,515,130
                 -----------      -----------
                 $                $ 1,642,043
                                    1,334,514
                                    2,092,558
   4,980,000
                                    5,250,812
                 -----------      -----------
                 $                $10,319,927
                 -----------      -----------
                 $                $ 9,619,100
   1,500,000
                                    1,560,765
                 -----------      -----------
                 $                $11,179,865
                 -----------      -----------
   1,700,000
                 $                $ 1,777,078
                                    4,601,300
                                    4,663,700
   1,000,000
                                    2,308,365
                                    2,059,500
                                      143,333
                 -----------      -----------
                 $                $15,553,276
                 -----------      -----------
   1,250,000
                 $                $ 1,216,975
   5,920,000                        8,568,371
                    (448,720)              --
                    (392,792)              --
     710,000
                    (684,660)              --
   1,000,000
                    (935,150)              --
                                    5,091,170
                                    2,019,580
   1,000,000
                    (955,540)              --

                                             Pioneer
    Pioneer                                  Tax Free
   Municipal      Pioneer                  Income Fund
  and Equity      Tax Free                  Pro Forma
 Income Trust   Income Fund                  Combined
   Principal     Principal     Pro Forma    Principal
  Amount ($)     Amount ($)   Adjustment    Amount ($)
-------------- ------------- ------------ -------------

                 4,140,000                  4,140,000
 5,000,000                                  5,000,000
 3,500,000                                  3,500,000
                 9,500,000                  9,500,000
 3,000,000                                  3,000,000
                 1,000,000                  1,000,000
                 5,215,000                  5,215,000


 1,000,000                                  1,000,000
 1,500,000                                  1,500,000


                 1,000,000                  1,000,000
 2,000,000                                  2,000,000
                   400,000                    400,000
 1,700,000                                  1,700,000
 1,000,000                                  1,000,000
 1,000,000                                  1,000,000
                 2,000,000                  2,000,000
                 4,400,000                  4,400,000
                 8,465,000                  8,465,000
                 5,515,000                  5,515,000
 5,000,000                                  5,000,000
 1,000,000                                  1,000,000
 4,900,000                                  4,900,000
 3,000,000                                  3,000,000


 1,000,000                                  1,000,000
 1,000,000                                  1,000,000
                 2,250,000                  2,250,000
 1,000,000                                  1,000,000
                 2,250,000                  2,250,000


                   280,000                    280,000
                   575,000                    575,000




    Pioneer                                                                                      Pioneer
   Municipal                                                                                    Municipal      Pioneer
  and Equity                                                                        % of       and Equity      Tax Free
 Income Trust                                                                     Pro Forma   Income Trust   Income Fund
   Principal                                                                      Combined       Market         Market
  Amount ($)                                                                     Net Assets       Value         Value
--------------                                                                  ------------ -------------- -------------
               New Jersey (continued)
               New Jersey Health Care Facilities Financing Authority Revenue,
               5.25%, 7/1/30                                                                  $        --    $ 3,811,988
 5,000,000     New Jersey Health Care Facilities Financing Authority Revenue,
               5.375%, 7/1/33                                                                   4,848,250             --
 3,500,000     New Jersey Health Care Facilities Financing Authority Revenue,
               7.25%, 7/1/27                                                                    3,534,650             --
               Tobacco Settlement Financing Corp., 5.0%, 6/1/41                                        --      7,922,905
 3,000,000     Tobacco Settlement Financing Corp., 6.25%, 6/1/43                                3,413,580             --
               Tobacco Settlement Financing Corp., New Jersey, 6.25%, 6/1/43                           --      1,137,860
               Tobacco Settlement Financing Corp., New Jersey, 6.75%, 6/1/39                           --      6,061,812
                                                                                              -----------    -----------
                                                                                              $24,157,176    $26,886,827
                                                                                              -----------    -----------
               New Mexico                                                       0.3%
 1,000,000     Dona Ana County PILT Revenue, 5.25%, 12/1/25                                   $ 1,002,830    $        --
 1,500,000     Farmington New Mexico Hospital Revenue, 5.0%, 6/1/23                             1,500,750             --
                                                                                              -----------    -----------
                                                                                              $ 2,503,580    $        --
                                                                                              -----------    -----------
               New York                                                         4.3%
               Albany Individual Development, 6.0%, 7/1/19                                    $        --    $ 1,016,820
 2,000,000     Dutchess County Industrial Development Agency Revenue,
               7.5%, 3/1/29                                                                     2,121,120             --
               Metropolitan Transportation Authority New York, 5.5%, 7/1/14                            --        440,532
 1,700,000     Nassau County Industrial Development Agency, 6.7%, 1/1/43                        1,700,000             --
 1,000,000     New York City Industrial Development Agency, 5.0%, 7/1/27                        1,035,890             --
 1,000,000     New York City Industrial Development Agency, 5.25%, 7/1/24                       1,059,770             --
               New York City Transportation Finance Authority Revenue,
               Floating Rate Note, 11/1/26                                                             --      2,154,140
               New York State Dorm Authority, 0.0%, 7/1/39                                             --      3,627,668
               New York State Dorm Authority, 5.0%, 7/1/25                                             --      9,038,842
               New York State Dorm Authority, 5.24%, 7/1/24                                            --      6,122,643
 5,000,000     Port Authority of New York & New Jersey Revenue,
               5.0%, 9/1/38                                                                     5,111,450             --
 1,000,000     Suffolk County Industrial Development Agency Civic Facilities
               Revenue, 5.5%, 1/1/37 (144A)                                                       867,900             --
 4,900,000     Triborough Bridge & Tunnel Authority, 5.25%, 11/15/30                            5,133,877             --
 3,000,000     Ulster County Industrial Development Agency Civic Facility
               Revenue, 6.0%, 9/15/27                                                           2,876,040             --
                                                                                              -----------    -----------
                                                                                              $19,906,047    $22,400,645
                                                                                              -----------    -----------
               North Carolina                                                   0.7%
 1,000,000     North Carolina Capital Facilities Finance Agency Student
               Revenue, 5.0%, 6/1/27                                                          $   975,690    $        --
 1,000,000     North Carolina Capital Facilities Finance Agency Student
               Revenue, 5.0%, 6/1/32                                                              946,050             --
               North Carolina Capital Facilities Finance, 4.5%, 10/1/26                                --      1,976,670
 1,000,000     North Carolina Medical Care Commission Health Care Facilities
               Revenue, 5.0%, 11/1/23                                                             985,950             --
               University North Carolina Revenue, 5.0%, 12/1/36                                        --      2,357,460
                                                                                              -----------    -----------
                                                                                              $ 2,907,690    $ 4,334,130
                                                                                              -----------    -----------
               North Dakota                                                     0.1%
               North Dakota State Housing Finance Agency Revenue,
               5.8%, 7/1/18                                                                   $        --    $   285,519
               North Dakota State Housing Finance Agency Revenue,
               6.0%, 7/1/20                                                                            --        582,055
                                                                                              -----------    -----------
                                                                                              $        --    $   867,574
                                                                                              -----------    -----------



                                     Pioneer
    Pioneer                        Tax Free
   Municipal                      Income Fund
  and Equity                       Pro Forma
 Income Trust                      Combined
   Principal       Pro Forma        Market
  Amount ($)    Adjustment (a)       Value
-------------- ---------------- --------------


                 $               $ 3,811,988
 5,000,000
                                   4,848,250
 3,500,000
                                   3,534,650
                                   7,922,905
 3,000,000                         3,413,580
                                   1,137,860
                                   6,061,812
                 ------------    -----------
                 $ (3,416,862)   $47,627,141
                 ------------    -----------

 1,000,000       $               $ 1,002,830
 1,500,000                         1,500,750
                 ------------    -----------
                 $               $ 2,503,580
                 ------------    -----------

                 $               $ 1,016,820
 2,000,000
                                   2,121,120
                                     440,532
 1,700,000                         1,700,000
 1,000,000                         1,035,890
 1,000,000                         1,059,770
                                   2,154,140
                                   3,627,668
                                   9,038,842
                                   6,122,643
 5,000,000
                                   5,111,450
 1,000,000
                                     867,900
 4,900,000                         5,133,877
 3,000,000
                                   2,876,040
                 ------------    -----------
                 $               $42,306,692
                 ------------    -----------
 1,000,000
                 $               $   975,690
 1,000,000
                                     946,050
                                   1,976,670
 1,000,000
                                     985,950
                                   2,357,460
                 ------------    -----------
                 $               $ 7,241,820
                 ------------    -----------
                 $               $   285,519
                                     582,055
                 ------------    -----------
                 $               $   867,574
                 ------------    -----------

                                                Pioneer
    Pioneer                                     Tax Free
   Municipal      Pioneer                     Income Fund
  and Equity      Tax Free                     Pro Forma
 Income Trust   Income Fund                     Combined
   Principal     Principal      Pro Forma      Principal
  Amount ($)     Amount ($)     Adjustment     Amount ($)
-------------- ------------- --------------- -------------
   3,000,000                                   3,000,000
   1,500,000                                   1,500,000
   1,500,000                                   1,500,000
   1,000,000                                   1,000,000
                   400,000                       400,000
                   500,000                       500,000
                 1,530,000                     1,530,000
                 1,165,000                     1,165,000
                   500,000                       500,000
   2,935,000                                   2,935,000
                 1,000,000                     1,000,000
                 1,650,000                     1,650,000
                 4,000,000                     4,000,000
                 1,165,000                     1,165,000
                 1,220,000                     1,220,000
                 1,650,000                     1,650,000
                 1,000,000   (1,000,000)              --
                 1,000,000                     1,000,000
                 1,000,000                     1,000,000
   5,000,000                                   5,000,000
                15,000,000                    15,000,000
                   500,000                       500,000
   1,315,000                                   1,315,000
     685,000                                     685,000
                   250,000                       250,000
     280,000                                     280,000
     700,000                                     700,000
     460,000                                     460,000
   2,165,000                                   2,165,000
                 8,305,000                     8,305,000
   5,000,000                                   5,000,000



    Pioneer                                                                                       Pioneer
   Municipal                                                                                     Municipal      Pioneer
  and Equity                                                                         % of       and Equity      Tax Free
 Income Trust                                                                      Pro Forma   Income Trust   Income Fund
   Principal                                                                       Combined       Market         Market
  Amount ($)                                                                      Net Assets       Value         Value
--------------                                                                   ------------ -------------- -------------
               Ohio                                                              0.8%
   3,000,000   Columbus City School District, 5.0%, 12/1/32                                    $ 3,289,680    $        --
   1,500,000   Cuyahoga County Health Care & Independent Living Facilities
               Revenue, 6.0%, 5/15/37                                                            1,469,460             --
   1,500,000   Cuyahoga County Health Care & Independent Living Facilities
               Revenue, 6.0%, 5/15/42                                                            1,453,275             --
   1,000,000   Hamilton County Hospital Facilities Revenue, 5.125%, 5/15/28                      1,017,600             --
               Ohio State Building Authority Revenue, 5.5%, 10/1/11                                     --        430,340
               Ohio State Building Authority Revenue, 6.0%, 10/1/08                                     --        511,130
                                                                                               -----------    -----------
                                                                                               $ 7,230,015    $   941,470
                                                                                               -----------    -----------
               Oklahoma                                                          0.2%
               Moore Oklahoma General Obligation, 5.75%, 4/1/12                                $        --    $ 1,637,222
                                                                                               -----------    -----------
                                                                                               $        --    $ 1,637,222
                                                                                               -----------    -----------
               Oregon                                                            0.8%
               Jackson County School District No. 4, 5.5%, 6/15/17                             $        --    $ 1,254,752
               Klamath Falls Inter-Community Hospital Authority Revenue,
               6.125%, 9/1/22                                                                           --        548,539
   2,935,000   Oregon State Housing & Community Services Department
               Multi-Family Revenue, 6.0%, 7/1/31                                                2,960,476             --
               Portland Urban Development, 5.75%, 6/15/08                                               --      1,062,640
               Wasco County School District, 5.5%, 6/15/19                                              --      1,896,939
                                                                                               -----------    -----------
                                                                                               $ 2,960,476    $ 4,762,870
                                                                                               -----------    -----------
               Pennsylvania                                                      3.6%
               Allentown Pennsylvania Area Hospital Authority, 6.0%, 11/15/16                  $        --    $ 3,994,240
               Chester County Pennsylvania Health & Education Facility,
               5.0%, 11/1/19                                                                            --      1,184,898
               Chester County Pennsylvania Health & Education Facility,
               5.0%, 11/1/20                                                                            --      1,235,567
               Chester County Pennsylvania Health & Education Facility,
               5.0%, 11/1/31                                                                            --      1,576,889
               Columbia County Pennsylvania Hospital Authority, 5.8%, 6/1/19                            --        918,590
               Montgomery County Pennsylvania Industrial, 5.0%, 12/1/24                                 --        943,250
               Montgomery County Pennsylvania Industrial, 5.0%, 12/1/30                                 --        899,230
   5,000,000   Pennsylvania State Turnpike Commission Oil Franchise Tax
               Revenue, 5.0%, 12/1/31                                                            5,442,150             --
               Philadelphia Pennsylvania Hospital, 5.0%, 7/1/34                                         --     13,275,000
               Philadelphia Pennsylvania Parking, 4.875%, 9/1/09                                        --        513,220
   1,315,000   Sayre Health Care Facilities Authority Revenue, 5.875%, 12/1/31                   1,454,587             --
     685,000   Sayre Health Care Facilities Authority Revenue, 5.875%, 12/1/31                     707,043             --
               Sayre Pennsylvania Health Care Facilities Authority,
               5.75%, 12/1/21                                                                           --        271,699
     280,000   Scranton-Lackawanna Health and Welfare Authority Hospital
               Revenue, 5.9%, 7/1/08                                                               280,451             --
     700,000   Scranton-Lackawanna Health and Welfare Authority Hospital
               Revenue, 6.0%, 7/1/09                                                               703,773             --
     460,000   Scranton-Lackawanna Health and Welfare Authority Hospital
               Revenue, 6.05%, 7/1/10                                                              462,479             --
   2,165,000   Swarthmore Borough Authority College Revenue, 5.0%, 9/15/31                       2,216,462             --
                                                                                               -----------    -----------
                                                                                               $11,266,945    $24,812,583
                                                                                               -----------    -----------
               Puerto Rico                                                       1.1%
               Puerto Rico Electric Power, 0.0%, 7/1/17*                                       $        --    $ 5,518,091
   5,000,000   Puerto Rico Public Buildings Authority Revenue, 5.25%, 7/1/33                     5,000,000             --
                                                                                               -----------    -----------
                                                                                               $ 5,000,000    $ 5,518,091
                                                                                               -----------    -----------



                                     Pioneer
    Pioneer                        Tax Free
   Municipal                      Income Fund
  and Equity                       Pro Forma
 Income Trust                      Combined
   Principal       Pro Forma        Market
  Amount ($)    Adjustment (a)       Value
-------------- ---------------- --------------
   3,000,000      $              $  3,289,680
   1,500,000
                                    1,469,460
   1,500,000
                                    1,453,275
   1,000,000                        1,017,600
                                      430,340
                                      511,130
                  ----------     ------------
                  $              $  8,171,485
                  ----------     ------------
                  $              $  1,637,222
                  ----------     ------------
                  $              $  1,637,222
                  ----------     ------------
                  $              $  1,254,752
                                      548,539
   2,935,000
                                    2,960,476
                                    1,062,640
                                    1,896,939
                  ----------     ------------
                  $              $  7,723,346
                  ----------     ------------
                  $              $  3,994,240
                                    1,184,898
                                    1,235,567
                                    1,576,889
                    (918,590)              --
                                      943,250
                                      899,230
   5,000,000
                                    5,442,150
                                   13,275,000
                                      513,220
   1,315,000                        1,454,587
     685,000                          707,043
                                      271,699
     280,000
                                      280,451
     700,000
                                      703,773
     460,000
                                      462,479
   2,165,000                        2,216,462
                  ----------     ------------
                  $ (918,590)    $ 35,160,938
                  ----------     ------------
                  $              $  5,518,091
   5,000,000                        5,000,000
                  ----------     ------------
                  $              $ 10,518,091
                  ----------     ------------

                                             Pioneer
    Pioneer                                  Tax Free
   Municipal      Pioneer                  Income Fund
  and Equity      Tax Free                  Pro Forma
 Income Trust   Income Fund                  Combined
   Principal     Principal     Pro Forma    Principal
  Amount ($)     Amount ($)   Adjustment    Amount ($)
-------------- ------------- ------------ -------------

                   250,000                    250,000
                   480,000                    480,000
 1,640,000                                  1,640,000
 3,100,000       2,100,000                  5,200,000


 6,000,000                                  6,000,000
 5,000,000                                  5,000,000
 3,500,000                                  3,500,000
                    95,000                     95,000
 2,500,000                                  2,500,000
                   500,000                    500,000
                   440,000                    440,000
                 2,500,000                  2,500,000


                    65,000                     65,000


                 1,570,000                  1,570,000
                 1,000,000                  1,000,000
 2,500,000       1,500,000                  4,000,000
                 1,000,000                  1,000,000
                   750,000                    750,000
                   750,000                    750,000
                 1,000,000                  1,000,000
                 1,000,000                  1,000,000
                 1,500,000                  1,500,000
                 1,000,000                  1,000,000
                 5,960,000                  5,960,000
                 1,000,000                  1,000,000
                   550,000                    550,000
                   500,000                    500,000


                 3,000,000                  3,000,000
                   750,000                    750,000
                   850,000                    850,000
                13,885,000                 13,885,000
                 1,000,000                  1,000,000
 1,552,000                                  1,552,000



    Pioneer                                                                                        Pioneer
   Municipal                                                                                      Municipal      Pioneer
  and Equity                                                                          % of       and Equity      Tax Free
 Income Trust                                                                       Pro Forma   Income Trust   Income Fund
   Principal                                                                        Combined       Market         Market
  Amount ($)                                                                       Net Assets       Value         Value
--------------                                                                    ------------ -------------- -------------
               Rhode Island                                                       0.8%
               Rhode Island State Health & Education Facilities Authorities,
               6.5%, 8/15/32                                                                    $        --    $   284,025
               Rhode Island State Health & Educational Building Corp.,
               6.375%, 8/15/21                                                                           --        538,992
 1,640,000     Tobacco Settlement Financing Corp., 6.125%, 6/1/32                                 1,666,519             --
 3,100,000     Tobacco Settlement Financing Corp., 6.25%, 6/1/42                                  3,108,060      2,105,460
                                                                                                -----------    -----------
                                                                                                $ 4,774,579    $ 2,928,477
                                                                                                -----------    -----------
               South Carolina                                                     2.2%
 6,000,000     Berkeley County School District Installment Lease, 5.0%, 12/1/28                 $ 5,923,140    $        --
 5,000,000     Florence County Hospital Revenue, 5.25%, 11/1/34                                   5,117,750             --
 3,500,000     Lexington County Health Services District, Inc., Hospital
               Revenue, 5.5%, 11/1/32                                                             3,870,160             --
               South Carolina Housing Finance & Development Authority
               Mortgage Revenue, Series A-1, 6.2%, 7/1/09                                                --         95,168
 2,500,000     South Carolina Jobs Economic Development Authority
               Revenue, 5.5%, 11/15/23                                                            2,560,900             --
               South Carolina Jobs Economic Development Authority
               Revenue, 6.0%, 8/1/13                                                                     --        530,315
               South Carolina Jobs Economic Development Authority
               Revenue, 6.875%, 8/1/27                                                                   --        515,068
               Tobacco Settlement Revenue Management, 6.375%, 5/15/30                                    --      2,504,200
                                                                                                -----------    -----------
                                                                                                $17,471,950    $ 3,644,751
                                                                                                -----------    -----------
               South Dakota                                                       0.0%
               South Dakota Conservancy District Revenue, 5.625%, 8/1/17                        $        --    $    65,129
                                                                                                -----------    -----------
                                                                                                $        --    $    65,129
                                                                                                -----------    -----------
               Tennessee                                                          2.3%
               Clarksville Tennessee Water and Gas, 5.15%, 2/1/14                               $        --    $ 1,716,811
               Johnson City Tennessee Health & Education, 5.5%, 7/1/36                                   --        978,880
 2,500,000     Knox County Health Educational & Housing Facilities Board
               Hospital Revenue, 6.5%, 4/15/31                                                    2,554,500      1,532,700
               Knox County Health Facility, 6.375%, 4/15/22                                              --      1,020,750
               Knoxville County Tennessee Health Education & Housing,
               7.25%, 1/1/08                                                                             --        750,000
               Knoxville County Tennessee Series A, 5.0%, 5/1/13                                         --        753,000
               Metro Government Nashville/Davidson County Tennessee,
               5.5%, 5/15/12                                                                             --      1,088,550
               Metro Government Nashville/Davidson County Tennessee,
               5.5%, 5/15/14                                                                             --      1,115,420
               Metro Government Nashville/Davidson County Tennessee,
               6.0%, 12/1/09                                                                             --      1,583,160
               Metro Government Nashville/Davidson County Tennessee,
               7.5%, 11/15/12                                                                            --      1,170,090
               Sumner Court Tennessee Health Educational, 5.5%, 11/1/46                                  --      5,577,070
               Tennessee County Tennessee General, 5.5%, 4/1/19                                          --      1,051,270
               Williamson County Tennessee General, 5.1%, 3/1/14                                         --        572,622
               Williamson County Tennessee General, 6.0%, 3/1/08                                         --        502,480
                                                                                                -----------    -----------
                                                                                                $ 2,554,500    $19,412,803
                                                                                                -----------    -----------
               Texas                                                              6.9%
               Brazos River Authority Pollution Control Revenue, 7.7%, 4/1/33                   $        --    $ 3,102,810
               Carroll Independent School District, 6.75%, 8/15/21                                       --        951,308
               Carroll Independent School District, 6.75%, 8/15/22                                       --      1,086,062
               Dallas-Fort Worth Texas International Airport, 6.0%, 11/1/14                              --     13,233,377
               Harris County Health Facilities Development Authority,
               6.375%, 6/1/29                                                                            --      1,107,150
 1,552,000     Houston Housing Financing Corp., 6.25%, 9/20/31                                    1,632,704             --



                                     Pioneer
    Pioneer                        Tax Free
   Municipal                      Income Fund
  and Equity                       Pro Forma
 Income Trust                      Combined
   Principal       Pro Forma        Market
  Amount ($)    Adjustment (a)       Value
-------------- ---------------- --------------


                  $              $   284,025

                                     538,992
 1,640,000                         1,666,519
 3,100,000                         5,213,520
                  -------------  -----------
                  $              $ 7,703,056
                  -------------  -----------

 6,000,000        $              $ 5,923,140
 5,000,000                         5,117,750
 3,500,000
                                   3,870,160
                                      95,168
 2,500,000
                                   2,560,900
                                     530,315
                                     515,068
                                   2,504,200
                  -------------  -----------
                  $              $21,116,701
                  -------------  -----------
                  $              $    65,129
                  -------------  -----------
                  $              $    65,129
                  -------------  -----------
                  $              $ 1,716,811
                                     978,880
 2,500,000
                                   4,087,200
                                   1,020,750
                                     750,000
                                     753,000
                                   1,088,550
                                   1,115,420
                                   1,583,160
                                   1,170,090
                                   5,577,070
                                   1,051,270
                                     572,622
                                     502,480
                  ------------- ------------
                  $              $21,967,303
                  ------------- ------------
                  $              $ 3,102,810
                                     951,308
                                   1,086,062
                                  13,233,377
                                   1,107,150
 1,552,000                         1,632,704

                                             Pioneer
    Pioneer                                  Tax Free
   Municipal      Pioneer                  Income Fund
  and Equity      Tax Free                  Pro Forma
 Income Trust   Income Fund                  Combined
   Principal     Principal     Pro Forma    Principal
  Amount ($)     Amount ($)   Adjustment    Amount ($)
-------------- ------------- ------------ -------------

 2,885,000                                  2,885,000
 2,750,000                                  2,750,000
 1,711,000                                  1,711,000
 3,000,000                                  3,000,000
                   515,000                    515,000
                   300,000                    300,000
 1,000,000                                  1,000,000
                 2,310,000                  2,310,000
                 2,050,000                  2,050,000
                 5,500,000                  5,500,000
                 2,750,000                  2,750,000
 1,500,000                                  1,500,000
                 3,500,000                  3,500,000
                 1,335,000                  1,335,000
                 1,000,000                  1,000,000
                   500,000                    500,000
                 3,500,000                  3,500,000
                 2,000,000                  2,000,000
                 1,000,000                  1,000,000
 3,000,000                                  3,000,000
 3,000,000                                  3,000,000


                   500,000   (500,000)             --


 1,295,000                                  1,295,000


                 2,500,000                  2,500,000
 1,500,000                                  1,500,000
 3,925,000                                  3,925,000


                 1,000,000                  1,000,000
                 1,095,000                  1,095,000
                   300,000                    300,000
 3,000,000                                  3,000,000
                 1,000,000                  1,000,000
                   500,000                    500,000
                 2,250,000                  2,250,000
                 2,500,000                  2,500,000
 7,000,000                                  7,000,000
                 3,500,000                  3,500,000
                 2,500,000                  2,500,000




    Pioneer                                                                                       Pioneer
   Municipal                                                                                     Municipal      Pioneer
  and Equity                                                                         % of       and Equity      Tax Free
 Income Trust                                                                      Pro Forma   Income Trust   Income Fund
   Principal                                                                       Combined       Market         Market
  Amount ($)                                                                      Net Assets       Value         Value
--------------                                                                   ------------ -------------- -------------
               Texas (continued)
 2,885,000     Houston Utility System Revenue, 7.126%, 5/15/24 (144A) RIB                      $ 3,477,839    $        --
 2,750,000     Lower Colorado River Authority, 5.0%, 5/15/31                                     2,813,745             --
 1,711,000     Panhandle Regional Housing Finance Corp., 6.6%, 7/20/31                           1,834,089             --
 3,000,000     Richardson Hospital Authority, 6.0%, 12/1/34                                      3,019,080             --
               San Antonio Texas General, 4.75%, 2/1/19                                                 --        521,177
               San Felipe Del Rio Texas Conservation, 5.0%, 8/15/12                                     --        314,163
 1,000,000     Seguin Higher Education Facilities Corp. Revenue, 5.0%, 9/1/23                      974,490             --
               Texas Clear Creek Independent School District General
               Obligation, 0.0%, 2/1/10                                                                 --      2,156,408
               Texas Keller Independent School District General Obligation,
               0.0%, 8/15/10                                                                            --      1,879,461
               Texas Public Finance Authority Building Revenue, 0.0%, 2/1/08                            --      5,485,700
               Texas Public Finance Authority Building Revenue, 0.0%, 2/1/10                            --      2,566,108
 1,500,000     Texas State Student Housing Revenue, 6.5%, 9/1/34                                 1,552,200             --
               Texas State, Floating Rate Note, 9/30/11                                                 --      4,187,820
               Texas Water Development Board, 5.0%, 7/15/26                                             --      1,404,260
               Texas Water Development Board, 5.0%, 7/15/27                                             --      1,049,490
               Tomball Texas Independent Schools, 5.0%, 2/15/11                                         --        526,600
               Weslaco Health Facilities, 6.25%, 6/1/25                                                 --      3,645,985
               Weslaco Health Facilities, 6.25%, 6/1/32                                                 --      2,065,900
               Whitehouse Texas Independent School District, 4.8%, 2/15/12                              --      1,002,145
 3,000,000     Willacy County Local Government Corp. Revenue, 6.0%, 9/1/10                       3,019,710             --
 3,000,000     Willacy County Local Government Corp. Revenue,
               6.875%, 9/1/28                                                                    3,086,220             --
                                                                                               -----------    -----------
                                                                                               $21,410,077    $46,285,924
                                                                                               -----------    -----------
               Utah                                                              0.0%
               Utah County Utah Charter School Revenue, 5.35%, 7/15/17                         $        --    $   494,115
                                                                                               -----------    -----------
                                                                                               $        --    $   494,115
                                                                                               -----------    -----------
               Vermont                                                           0.1%
 1,295,000     Vermont Educational & Health Buildings Financing Agency
               Revenue, 5.0%, 7/1/24                                                           $ 1,273,581    $        --
                                                                                               -----------    -----------
                                                                                               $ 1,273,581    $        --
                                                                                               -----------    -----------
               Virginia                                                          0.9%
               Henrico County Virginia, Floating Rate Note, 8/23/27                                     --      3,296,600
 1,500,000     Prince William County Industrial Development Hospital
               Revenue, 5.2%, 10/1/26                                                            1,514,160             --
 3,925,000     Prince William County Industrial Development Hospital
               Revenue, 5.35%, 10/1/36                                                           3,944,429             --
                                                                                               -----------    -----------
                                                                                               $ 5,458,589    $ 3,296,600
                                                                                               -----------    -----------
               Washington                                                        2.6%
               Cuyahoga County Ohio Health, 5.75%, 12/1/32                                     $        --    $   979,210
               King County Washington Public Hospital District, 5.25%, 12/1/13                          --      1,126,427
               King County Washington School District No. 415, 5.5%, 6/1/13                             --        331,575
 3,000,000     King County Washington Sewer Revenue, 5.0%, 1/1/35                                3,060,660             --
               Pierce County Washington School District, 4.0%, 12/1/09                                  --      1,017,350
               Renton Washington Water & Sewer, 4.4%, 12/1/15                                           --        525,830
               Snohomish County Public Utility District Revenue,
               5.7%, 12/1/11+                                                                           --      2,455,802
               Snohomish County Public Utility District Revenue, 6.8%, 1/1/20                           --      3,051,975
 7,000,000     Tobacco Settlement Authority Revenue, 6.625%, 6/1/32                              7,141,050             --
               Tobacco Settlement Authority Washington, 6.625%, 6/1/32                                  --      3,570,525
               Washington State Housing, 5.25%, 1/1/17                                                  --      2,449,150
                                                                                               -----------    -----------
                                                                                               $10,201,710    $15,507,844
                                                                                               -----------    -----------



                                     Pioneer
    Pioneer                        Tax Free
   Municipal                      Income Fund
  and Equity                       Pro Forma
 Income Trust                      Combined
   Principal       Pro Forma        Market
  Amount ($)    Adjustment (a)       Value
-------------- ---------------- --------------

 2,885,000        $              $ 3,477,839
 2,750,000                       $ 2,813,745
 1,711,000                         1,834,089
 3,000,000                         3,019,080
                                     521,177
                                     314,163
 1,000,000                           974,490

                                   2,156,408

                                   1,879,461
                                   5,485,700
                                   2,566,108
 1,500,000                         1,552,200
                                   4,187,820
                                   1,404,260
                                   1,049,490
                                     526,600
                                   3,645,985
                                   2,065,900
                                   1,002,145
 3,000,000                         3,019,710
 3,000,000
                  $                3,086,220
                  ----------     -----------
                  $              $67,696,001
                  ----------     -----------

                  $ (494,115)    $        --
                  ----------     -----------
                  $ (494,115)    $        --
                  ----------     -----------

 1,295,000
                  $              $ 1,273,581
                  ----------     -----------
                  $              $ 1,273,581
                  ----------     -----------
                                   3,296,600
 1,500,000
                                   1,514,160
 3,925,000
                                   3,944,429
                  ----------     -----------
                  $              $ 8,755,189
                  ----------     -----------
                  $              $   979,210
                                   1,126,427
                                     331,575
 3,000,000                         3,060,660
                                   1,017,350
                                     525,830
                                   2,455,802
                                   3,051,975
 7,000,000                         7,141,050
                                   3,570,525
                                   2,449,150
                  ----------    ------------
                  $              $25,709,554
                  ----------    ------------

                                             Pioneer
    Pioneer                                  Tax Free
   Municipal      Pioneer                  Income Fund
  and Equity      Tax Free                  Pro Forma
 Income Trust   Income Fund                  Combined
   Principal     Principal     Pro Forma    Principal
  Amount ($)     Amount ($)   Adjustment    Amount ($)
-------------- ------------- ------------ -------------
                 1,430,000                  1,430,000
   3,500,000                                3,500,000
   Shares         Shares                     Shares
  ---------      ---------                  ---------
      19,566                    (19,566)           --
     142,876                   (142,876)           --
      94,000                    (94,000)           --
      56,012                    (56,012)           --
      79,034                    (79,034)           --
                   153,656                    153,656
      50,000                    (50,000)           --
      31,486                    (31,486)           --
     206,487                   (206,487)           --
     229,566                   (229,566)           --
     527,431                   (527,431)           --
      92,828                    (92,828)           --
     134,140                   (134,140)           --
     172,872                   (172,872)           --
      29,704                    (29,704)           --



    Pioneer                                                                                 Pioneer
   Municipal                                                                               Municipal       Pioneer
  and Equity                                                                   % of       and Equity       Tax Free
 Income Trust                                                                Pro Forma   Income Trust    Income Fund
   Principal                                                                 Combined       Market          Market
  Amount ($)                                                                Net Assets       Value          Value
--------------                                                             ------------ -------------- ---------------
               Wisconsin                                                   0.5%
               Adams-Friendship School District, 6.5%, 4/1/16                            $         --   $  1,724,194
   3,500,000   Wisconsin State Health & Educational Facilities Authority
               Revenue, 5.6%, 2/15/29                                                       3,443,580             --
                                                                                         ------------   ------------
                                                                                         $  3,443,580   $  1,724,194
                                                                                         ------------   ------------
               TOTAL TAX-EXEMPT OBLIGATIONS                                              $316,583,970   $560,731,963
                                                                                         ------------   ------------
   Shares
  ---------
               COMMON STOCKS                                               0.2%
               Energy                                                      0.0%
               Oil & Gas Drilling                                          0.0%
      19,566   Diamond Offshore Drilling, Inc.                                           $  2,778,372   $         --
                                                                                         ------------   ------------
               Oil & Gas Storage & Transportation                          0.0%
     142,876   Spectra Energy Corp.                                                      $  3,689,058   $         --
                                                                                         ------------   ------------
               Total Energy                                                              $  6,467,430   $         --
                                                                                         ------------   ------------
               Materials                                                   0.0%
               Diversified Chemicals                                       0.0%
      94,000   Olin Corp.                                                                $  1,817,020   $         --
                                                                                         ------------   ------------
               Diversified Metals & Mining                                 0.0%
      56,012   Compass Minerals International, Inc.                                      $  2,296,492   $         --
                                                                                         ------------   ------------
               Total Materials                                                           $  4,113,512   $         --
                                                                                         ------------   ------------
               Commercial Services & Supplies                              0.0%
               Commercial Printing                                         0.0%
      79,034   R.R. Donnelley & Sons Co.                                                 $  2,982,743   $         --
                                                                                         ------------   ------------
               Total Commercial Services & Supplies                                      $  2,982,743   $         --
                                                                                         ------------   ------------
               Transportation                                              0.2%
               Airlines                                                    0.2%
               Northwest Airlines*                                                       $         --   $  2,229,548
                                                                                         ------------   ------------
               Total Transportation                                                      $         --   $  2,229,548
                                                                                         ------------   ------------
               Consumer Durables & Apparel                                 0.0%
               Home Furnishings                                            0.0%
      50,000   Bassett Furniture Industries, Inc.                                        $    467,000   $         --
      31,486   Kimball International, Inc.                                                    431,358             --
                                                                                         ------------   ------------
               Total Consumer Durables & Apparel                                         $    898,358   $         --
                                                                                         ------------   ------------
               Media                                                       0.0%
               Movies & Entertainment                                      0.0%
     206,487   Regal Entertainment Group                                                 $  3,731,220   $         --
                                                                                         ------------   ------------
               Publishing                                                  0.0%
     229,566   Idearc, Inc.                                                              $  4,031,179   $         --
                                                                                         ------------   ------------
               Total Media                                                               $  7,762,399   $         --
                                                                                         ------------   ------------
               Food, Beverage & Tobacco                                    0.0%
               Packaged Foods & Meats                                      0.0%
     527,431   B&G Foods, Inc.                                                           $  5,385,070   $         --
      92,828   Kraft Foods, Inc.                                                            3,028,978             --
                                                                                         ------------   ------------
                                                                                         $  8,414,048   $         --
                                                                                         ------------   ------------
               Tobacco                                                     0.0%
     134,140   Altria Group, Inc.                                                        $ 10,138,301   $         --
     172,872   Loews Corp.--Carolina Group                                                 14,745,982             --
      29,704   Reynolds American, Inc.                                                      1,959,276             --
                                                                                         ------------   ------------
                                                                                         $ 26,843,559   $         --
                                                                                         ------------   ------------
               Total Food, Beverage & Tobacco                                            $ 35,257,607   $         --
                                                                                         ------------   ------------



                                     Pioneer
    Pioneer                           Tax Free
   Municipal                        Income Fund
  and Equity                         Pro Forma
 Income Trust                        Combined
                   Principal      Pro Forma Market
                    Amount ($)   Adjustment (a) Value
-------------- ------------------ ---------------
                 $                 $  1,724,194
   3,500,000
                                      3,443,580
                 --------------    ------------
                 $                 $  5,167,774
                 --------------    ------------
                 $  (26,907,559)   $850,408,374
                 --------------    ------------
   Shares
  ---------
      19,566     $   (2,778,372)   $         --
                 --------------    ------------
     142,876     $   (3,689,058)   $         --
                 --------------    ------------
                 $   (6,467,430)   $         --
                 --------------    ------------
      94,000     $   (1,817,020)   $         --
                 --------------    ------------
      56,012     $   (2,296,492)   $         --
                 --------------    ------------
                 $   (4,113,512)   $         --
                 --------------    ------------
      79,034     $   (2,982,743)   $         --
                 --------------    ------------
                 $   (2,982,743)   $         --
                 --------------    ------------
                 $           --    $  2,229,548
                 --------------    ------------
                 $           --    $  2,229,548
                 --------------    ------------
      50,000     $     (467,000)   $         --
      31,486           (431,358)             --
                 --------------    ------------
                 $     (898,358)   $         --
                 --------------    ------------
     206,487     $   (3,731,220)   $         --
                 --------------    ------------
     229,566     $   (4,031,179)   $         --
                 --------------    ------------
                 $   (7,762,399)   $         --
                 --------------    ------------
     527,431     $   (5,385,070)   $         --
      92,828         (3,028,978)             --
                 --------------    ------------
                 $   (8,414,048)   $         --
                 --------------    ------------
     134,140     $  (10,138,301)   $         --
     172,872        (14,745,982)             --
      29,704         (1,959,276)             --
                 --------------    ------------
                 $  (26,843,559)   $         --
                 --------------    ------------
                 $  (35,257,607)   $         --
                 --------------    ------------

                                             Pioneer
                                             Tax Free
    Pioneer       Pioneer                  Income Fund
   Municipal      Tax Free                  Pro Forma
  and Equity    Income Fund                  Combined
 Income Trust    Principal     Pro Forma    Principal
    Shares       Amount ($)   Adjustment    Amount ($)
-------------- ------------- ------------ -------------
    329,758                    (329,758)        --
    216,536                    (216,536)        --
     28,642                     (28,642)        --
     81,550                     (81,550)        --
     67,800                     (67,800)        --
    222,700                    (222,700)        --
     42,500                     (42,500)        --
    204,553                    (204,553)        --
    529,946                    (529,946)        --
    406,745                    (406,745)        --
    790,184                    (790,184)        --
    138,400                    (138,400)        --
     81,249                     (81,249)        --
    395,466                    (395,466)        --
    100,000                    (100,000)        --
    285,753                    (285,753)        --
    134,112                    (134,112)        --
     49,300                     (49,300)        --
    126,542                    (126,542)        --



                                                                              Pioneer
    Pioneer                                                                  Municipal      Pioneer
   Municipal                                                     % of       and Equity      Tax Free
  and Equity                                                   Pro Forma   Income Trust   Income Fund
 Income Trust                                                  Combined       Market         Market         Pro Forma
    Shares                                                    Net Assets       Value         Value       Adjustment (a)
--------------                                               ------------ -------------- ------------- ------------------
               Pharmaceuticals, Biotechnology & Life         0.0%
               Sciences
               Pharmaceuticals                               0.0%
    329,758    Bristol-Myers Squibb Co.                                    $  8,745,182   $       --     $   (8,745,182)
    216,536    Merck & Co., Inc.                                             12,582,907           --        (12,582,907)
                                                                           ------------   ----------     --------------
               Total Pharmaceuticals, Biotechnology & Life
               Sciences                                                    $ 21,328,089   $       --     $  (21,328,089)
                                                                           ------------   ----------     --------------
               Banks                                         0.0%
               Diversified Banks                             0.0%
     28,642    Wachovia Corp.                                              $  1,089,255   $       --     $   (1,089,255)
                                                                           ------------   ----------     --------------
               Regional Banks                                0.0%
     81,550    KeyCorp                                                     $  1,912,347   $       --     $   (1,912,347)
     67,800    Regions Financial Corp.                                        1,603,470           --         (1,603,470)
                                                                           ------------   ----------     --------------
                                                                           $  3,515,817   $       --     $   (3,515,817)
                                                                           ------------   ----------     --------------
               Thrifts & Mortgage Finance                    0.0%
    222,700    TrustCo Bank Corp., NY                                      $  2,209,184   $       --     $   (2,209,184)
                                                                           ------------   ----------     --------------
               Total Banks                                                 $  6,814,256   $       --     $   (6,814,256)
                                                                           ------------   ----------     --------------
               Diversified Financials                        0.0%
               Other Diversified Financial Services          0.0%
     42,500    Bank of America Corp.                                       $  1,753,550   $       --     $   (1,753,550)
                                                                           ------------   ----------     --------------
               Total Diversified Financials                                $  1,753,550   $       --     $   (1,753,550)
                                                                           ------------   ----------     --------------
               Telecommunication Services                    0.0%
               Integrated Telecommunication Services         0.0%
    204,553    AT&T, Inc.                                                  $  8,501,223   $       --     $   (8,501,223)
    529,946    Citizens Communications Co.                                    6,746,213           --         (6,746,213)
    406,745    Verizon Communications, Inc.                                  17,770,689           --        (17,770,689)
    790,184    Windstream Corp.                                              10,288,196           --        (10,288,196)
                                                                           ------------   ----------     --------------
               Total Telecommunication Services                            $ 43,306,321   $       --     $  (43,306,321)
                                                                           ------------   ----------     --------------
               Utilities                                     0.0%
               Electric Utilities                            0.0%
    138,400    Empire District Electric Co.                                $  3,152,752   $       --     $   (3,152,752)
                                                                           ------------   ----------     --------------
               Gas Utilities                                 0.0%
     81,249    AGL Resources, Inc.                                         $  3,058,212   $       --     $   (3,058,212)
    395,466    Atmos Energy Corp.                                            11,088,867           --        (11,088,867)
                                                                           ------------   ----------     --------------
                                                                           $ 14,147,079   $       --     $  (14,147,079)
                                                                           ------------   ----------     --------------
               Multi-Utilities                               0.0%
    100,000    Consolidated Edison, Inc.                                   $  4,885,000   $       --     $   (4,885,000)
    285,753    Duke Energy Corp.                                              5,763,638           --         (5,763,638)
    134,112    NSTAR                                                          4,857,537           --         (4,857,537)
                                                                           ------------   ----------     --------------
                                                                           $ 15,506,175   $       --     $  (15,506,175)
                                                                           ------------   ----------     --------------
               Total Utilities                                             $ 32,806,006   $       --     $  (32,806,006)
                                                                           ------------   ----------     --------------
               TOTAL COMMON STOCKS                                         $163,490,271   $2,229,548     $ (163,490,271)
                                                                           ------------   ----------     --------------
               NON-CONVERTIBLE PREFERRED STOCKS              0.0%
               Energy                                        0.0%
               Oil & Gas Exploration & Production- 1.0%      0.0%
     49,300    Apache Corp., Series B, 5.68%                               $  4,236,719   $       --     $   (4,236,719)
                                                                           ------------   ----------     --------------
               Total Energy                                                $  4,236,719   $       --     $   (4,236,719)
                                                                           ------------   ----------     --------------
               Automobiles & Components                      0.0%
               Automobile Manufacturers                      0.0%
    126,542    Ford Motor Co. Capital Trust II, 6.5%                       $  4,144,079   $       --     $   (4,144,079)
                                                                           ------------   ----------     --------------
               Total Automobiles & Components                              $  4,144,079   $       --     $   (4,144,079)
                                                                           ------------   ----------     --------------



                  Pioneer
                 Tax Free
    Pioneer     Income Fund
   Municipal     Pro Forma
  and Equity     Combined
 Income Trust     Market
    Shares         Value
-------------- ------------
    329,758     $       --
    216,536             --
                ----------
                $       --
                ----------
     28,642     $       --
                ----------
     81,550     $       --
     67,800             --
                ----------
                $       --
                ----------
    222,700     $       --
                ----------
                $       --
                ----------
     42,500     $       --
                ----------
                $       --
                ----------
    204,553     $       --
    529,946             --
    406,745             --
    790,184             --
                ----------
                $       --
                ----------
    138,400     $       --
                ----------
     81,249     $       --
    395,466             --
                ----------
                $       --
                ----------
    100,000     $       --
    285,753             --
    134,112             --
                ----------
                $       --
                ----------
                $       --
                ----------
                $2,229,548
                ----------
     49,300     $       --
                ----------
                $       --
                ----------
    126,542     $       --
                ----------
                $       --
                ----------

                                             Pioneer
                                             Tax Free
    Pioneer       Pioneer                  Income Fund
   Municipal      Tax Free                  Pro Forma
  and Equity    Income Fund                  Combined
 Income Trust    Principal     Pro Forma    Principal
    Shares       Amount ($)   Adjustment    Amount ($)
-------------- ------------- ------------ -------------
    105,000                    (105,000)        --
    120,000                    (120,000)        --
    120,000                    (120,000)        --
    170,579                    (170,579)        --
     71,000                     (71,000)        --
     56,980                     (56,980)        --
    171,677                    (171,677)        --
     57,000                     (57,000)        --
     39,000                     (39,000)        --
     58,000                     (58,000)        --
     49,000                     (49,000)        --
    120,000                    (120,000)        --
    120,000                    (120,000)        --
    150,000                    (150,000)        --
     18,000                     (18,000)        --
     71,300                     (71,300)        --
     57,000                     (57,000)        --
     40,000                     (40,000)        --
    100,000                    (100,000)        --
     19,000                     (19,000)        --
     50,800                     (50,800)        --
     65,000                     (65,000)        --
     87,000                     (87,000)        --
    159,000                    (159,000)        --
    160,000                    (160,000)        --
    161,000                    (161,000)        --
    158,000                    (158,000)        --



                                                                                  Pioneer
    Pioneer                                                                      Municipal      Pioneer
   Municipal                                                         % of       and Equity      Tax Free
  and Equity                                                       Pro Forma   Income Trust   Income Fund
 Income Trust                                                      Combined       Market         Market         Pro Forma
    Shares                                                        Net Assets       Value         Value       Adjustment (a)
--------------                                                   ------------ -------------- ------------- ------------------
               Banks                                             0.0%
               Diversified Banks                                 0.0%
    105,000    Bank One Capital VI, 7.2%                                       $  2,406,440       $--        $   (2,406,440)
    120,000    Barclays Bank Plc, Series 2, 6.625%                                2,606,400        --            (2,606,400)
    120,000    HSBC Holdings Plc, Series A, 6.2%,                                 2,444,400        --            (2,444,400)
    170,579    Royal Bank of Scotland Group Plc, Series Q,
                6.75%                                                             3,551,455        --            (3,551,455)
     71,000    Wachovia Preferred Funding Corp., Series A,
                7.25%                                                             1,610,990        --            (1,610,990)
                                                                               ------------       ---        --------------
                                                                               $ 12,619,685       $--        $  (12,619,685)
                                                                               ------------       ---        --------------
               Thrifts & Mortgage Finance                        0.0%
     56,980    Countrywide Capital V, 7.0%                                     $    635,892       $--        $     (635,892)
    171,677    Fannie Mae, Series N, 6.75%                                        4,077,329        --            (4,077,329)
     57,000    Freddie Mac, 5.81%                                                 2,351,250        --            (2,351,250)
     39,000    Freddie Mac, Series F, 5.0%                                        1,341,600        --            (1,341,600)
     58,000    Freddie Mac, Series K, 5.79%                                       2,328,700        --            (2,328,700)
                                                                               ------------       ---        --------------
                                                                               $ 10,734,771       $--        $  (10,734,771)
                                                                               ------------       ---        --------------
               Total Banks                                                     $ 23,354,456       $--        $  (23,354,456)
                                                                               ------------       ---        --------------
               Diversified Financials                            0.0%
               Other Diversified Financial Services              0.0%
     49,000    ABN Amro Capital Fund Trust VII, 6.08%                          $    910,420       $--        $     (910,420)
    120,000    Bank of America Corp., Series D, 6.204%                            2,604,000        --            (2,604,000)
    120,000    Deustche Bank Capital Funding Trust VIII,
               6.375%                                                             2,520,000        --            (2,520,000)
    150,000    JPMorgan Chase Capital Trust XVI, 6.35%                            3,102,000        --            (3,102,000)
                                                                               ------------       ---        --------------
                                                                               $  9,136,420       $--        $   (9,136,420)
                                                                               ------------       ---        --------------
               Consumer Finance                                  0.0%
     18,000    MBNA Capital, Series D, 8.125%                                  $    445,500       $--        $     (445,500)
     71,300    SLM Holdings Corp., Series A, 6.97%                                2,879,807        --            (2,879,807)
                                                                               ------------       ---        --------------
                                                                               $  3,325,307       $--        $   (3,325,307)
                                                                               ------------       ---        --------------
               Investment Banking & Brokerage                    0.0%
     57,000    Bear Stearns Companies, Inc., Series F, 5.72%                   $  2,069,100       $--        $   (2,069,100)
     40,000    Bear Stearns Companies, Inc., Series G,
                5.49%                                                             1,432,000        --            (1,432,000)
    100,000    Lehman Brothers Holdings, Inc., 6.5%                               2,163,000        --            (2,163,000)
     19,000    Lehman Brothers Holdings, Inc., Series C,
                5.94%                                                               793,250        --              (793,250)
     50,800    Lehman Brothers Holdings, Inc., Series D,
                5.67%                                                             1,831,848        --            (1,831,848)
     65,000    Merrill Lynch Preferred Capital Trust IV, 7.12%                    1,422,864        --            (1,422,864)
     87,000    Merrill Lynch Preferred Capital Trust V, 7.28%                     1,913,130        --            (1,913,130)
                                                                               ------------       ---        --------------
                                                                               $ 11,625,192       $--        $  (11,625,192)
                                                                               ------------       ---        --------------
               Total Diversified Financials                                    $ 24,086,919       $--        $  (24,086,919)
                                                                               ------------       ---        --------------
               Insurance                                         0.0%
               Life & Health Insurance                           0.0%
    159,000    Scottish Re Group, Ltd., 7.25%                                  $  1,160,700       $--        $   (1,160,700)
                                                                               ------------       ---        --------------
               Property & Casualty Insurance                     0.0%
    160,000    ACE, Ltd., Series C, 7.8%                                       $  3,824,000       $--        $   (3,824,000)
    161,000    Berkley W.R. Capital Trust II, 6.75%                               3,330,396        --            (3,330,396)
                                                                               ------------       ---        --------------
                                                                               $  7,154,396       $--        $   (7,154,396)
                                                                               ------------       ---        --------------
               Reinsurance                                       0.0%
    158,000    Renaissance Holdings, Ltd., Series D, 6.6%                      $  2,929,320       $--        $   (2,929,320)
                                                                               ------------       ---        --------------
               Total Insurance                                                 $ 11,244,416       $--        $  (11,244,416)
                                                                               ------------       ---        --------------



                  Pioneer
                 Tax Free
    Pioneer     Income Fund
   Municipal     Pro Forma
  and Equity     Combined
 Income Trust     Market
    Shares         Value
-------------- ------------
    105,000         $--
    120,000          --
    120,000          --
    170,579
                     --
     71,000
                     --
                    ---
                    $--
                    ---
     56,980         $--
    171,677          --
     57,000          --
     39,000          --
     58,000          --
                    ---
                    $--
                    ---
                    $--
                    ---
     49,000         $--
    120,000          --
    120,000
                     --
    150,000          --
                    ---
                    $--
                    ---
     18,000         $--
     71,300          --
                    ---
                    $--
                    ---
     57,000         $--
     40,000
                     --
    100,000          --
     19,000
                     --
     50,800
                     --
     65,000          --
     87,000          --
                    ---
                    $--
                    ---
                    $--
                    ---
    159,000         $--
                    ---
    160,000         $--
    161,000          --
                    ---
                    $--
                    ---
    158,000         $--
                    ---
                    $--
                    ---

                                             Pioneer
                                             Tax Free
    Pioneer       Pioneer                  Income Fund
   Municipal      Tax Free                  Pro Forma
  and Equity    Income Fund                  Combined
 Income Trust    Principal     Pro Forma    Principal
    Shares       Amount ($)   Adjustment    Amount ($)
-------------- ------------- ------------ -------------
     32,440                     (32,440)        --
     13,000                     (13,000)        --
    119,200                    (119,200)        --
     40,000                     (40,000)        --
     15,000                     (15,000)        --
     34,500                     (34,500)        --
     94,000                     (94,000)        --
     53,500                     (53,500)        --
    118,000                    (118,000)        --
     98,000                     (98,000)        --
    113,000                    (113,000)        --
     78,000                     (78,000)        --
     40,000                     (40,000)        --
      7,700                      (7,700)        --
     73,000                     (73,000)        --
     94,000                     (94,000)        --
     62,000                     (62,000)        --
     15,000                     (15,000)        --
     60,000                     (60,000)        --
    161,000                    (161,000)        --
     47,919                     (47,919)        --



                                                                                 Pioneer
    Pioneer                                                                     Municipal      Pioneer
   Municipal                                                        % of       and Equity      Tax Free
  and Equity                                                      Pro Forma   Income Trust   Income Fund
 Income Trust                                                     Combined       Market         Market         Pro Forma
    Shares                                                       Net Assets       Value         Value       Adjustment (a)
--------------                                                  ------------ -------------- ------------- ------------------
               Real Estate                                      0.0%
               Diversification Real Estate Investment Trust     0.0%
     32,440    PS Business Parks, Inc., Series I, 6.875%                      $    622,848       $--        $     (622,848)
     13,000    PS Business Parks, Inc., Series L, 7.6%                             273,520        --              (273,520)
    119,200    PS Business Parks, Inc., Series P, 6.7%                           2,260,032        --            (2,260,032)
                                                                              ------------       ---        --------------
                                                                              $  3,156,400       $--        $   (3,156,400)
                                                                              ------------       ---        --------------
               Industrial Real Estate Investment Trust          0.0%
     40,000    Prologis Trust, Series G, 6.75%                                $    840,800       $--        $     (840,800)
                                                                              ------------       ---        --------------
               Office Real Estate Investment Trust              0.0%
     15,000    Brandywine Realty Trust, Series C, 7.5%                        $    306,600       $--        $     (306,600)
     34,500    Brandywine Realty Trust, Series D, 7.375%                           683,100        --              (683,100)
                                                                              ------------       ---        --------------
                                                                              $    989,700       $--        $     (989,700)
                                                                              ------------       ---        --------------
               Retail Real Estate Investment Trust              0.0%
     94,000    Regency Centers Corp., Series C, 7.45%                         $  2,072,700       $--        $   (2,072,700)
     53,500    Regency Centers Corp., Series E, 6.7%                             1,051,810        --            (1,051,810)
                                                                              ------------       ---        --------------
                                                                              $  3,124,510       $--        $   (3,124,510)
                                                                              ------------       ---        --------------
               Specialized Real Estate Investment Trust         0.0%
    118,000    Public Storage, Inc., Series L, 6.75%                          $  2,318,700       $--        $   (2,318,700)
                                                                              ------------       ---        --------------
               Total Real Estate                                              $ 10,430,110       $--        $  (10,430,110)
                                                                              ------------       ---        --------------
               Utilities                                        0.0%
               Electric Utilities                               0.0%
     98,000    Alabama Power Co., 5.3%                                        $  2,067,800       $--        $   (2,067,800)
    113,000    Alabama Power Co., 5.83%                                          2,502,950        --            (2,502,950)
     78,000    Interstate Power and Light Co., Series B,
               8.375%                                                            2,320,500        --            (2,320,500)
     40,000    Mississippi Power Co., 5.25%                                        926,000        --              (926,000)
      7,700    PPL Electric Utilities Corp., 4.5%                                  645,645        --              (645,645)
     73,000    Southern California Edison Co., 4.32%                             1,423,500        --            (1,423,500)
     94,000    Virginia Power Capital Trust II, 7.375%                           2,262,990        --            (2,262,990)
                                                                              ------------       ---        --------------
                                                                              $ 12,149,385       $--        $  (12,149,385)
                                                                              ------------       ---        --------------
               Gas Utilities                                    0.0%
     62,000    Southern Union Co., Series C, 7.55%                            $  1,528,300       $--        $   (1,528,300)
                                                                              ------------       ---        --------------
               Total Utilities                                                $ 13,677,685       $--        $  (13,677,685)
                                                                              ------------       ---        --------------
               TOTAL NON-CONVERTIBLE PREFERRED
               STOCKS                                                         $ 91,174,384       $--        $  (91,174,384)
                                                                              ------------       ---        --------------
               CONVERTIBLE PREFERRED STOCKS                     0.0%
               Capital Goods                                    0.0%
               Aerospace & Defense
     15,000    Northrop Grumman Corp., 7.0%                                   $  2,184,750       $--        $   (2,184,750)
                                                                              ------------       ---        --------------
               Total Capital Goods                                            $  2,184,750       $--        $   (2,184,750)
                                                                              ------------       ---        --------------
               Commercial Services & Supplies                   0.0%
               Office Services & Supplies
     60,000    Avery Dennison Corp., 7.875%                                   $  3,120,000       $--        $   (3,120,000)
                                                                              ------------       ---        --------------
               Total Commercial Services & Supplies                           $  3,120,000       $--        $   (3,120,000)
                                                                              ------------       ---        --------------
               Diversified Financials                           0.0%
               Other Diversified Financial Services
    161,000    Lazard, Ltd., 6.625%                                           $  5,615,680       $--        $   (5,615,680)
                                                                              ------------       ---        --------------
               Total Diversified Financials                                   $  5,615,680       $--        $   (5,615,680)
                                                                              ------------       ---        --------------
               Insurance                                        0.0%
               Property & Casualty Insurance
     47,919    XL Capital, Ltd., Class A, 7.0%                                $    911,419       $--        $     (911,419)
                                                                              ------------       ---        --------------
               Total Insurance                                                $    911,419       $--        $     (911,419)
                                                                              ------------       ---        --------------



                  Pioneer
                 Tax Free
    Pioneer     Income Fund
   Municipal     Pro Forma
  and Equity     Combined
 Income Trust     Market
    Shares         Value
-------------- ------------
     32,440         $--
     13,000          --
    119,200          --
                    ---
                    $--
                    ---
     40,000         $--
                    ---
     15,000         $--
     34,500          --
                    ---
                    $--
                    ---
     94,000         $--
     53,500          --
                    ---
                    $--
                    ---
    118,000         $--
                    ---
                    $--
                    ---
     98,000         $--
    113,000          --
     78,000
                     --
     40,000          --
      7,700          --
     73,000          --
     94,000          --
                    ---
                    $--
                    ---
     62,000         $--
                    ---
                    $--
                    ---
                    $--
                    ---
     15,000         $--
                    ---
                    $--
                    ---
     60,000         $--
                    ---
                    $--
                    ---
    161,000         $--
                    ---
                    $--
                    ---
     47,919         $--
                    ---
                    $--
                    ---

                                            Pioneer
                                            Tax Free
  Pioneer        Pioneer                  Income Fund
 Municipal       Tax Free                  Pro Forma
 and Equity    Income Fund                  Combined
Income Trust    Principal     Pro Forma    Principal
  Shares        Amount ($)   Adjustment    Amount ($)
  ------      ------------- ------------ -------------




                                                                         Pioneer
                                                                      Municipal         Pioneer
                                                         % of         and Equity        Tax Free
                                                       Pro Forma     Income Trust     Income Fund
                                                       Combined         Market           Market          Pro Forma
                                                      Net Assets        Value            Value        Adjustment (a)
                                                     ------------ ----------------- --------------- ------------------
      TOTAL CONVERTIBLE PREFERRED STOCKS                           $    11,831,849   $         --     $  (11,831,849)
                                                                   ---------------   ------------     --------------
      TOTAL INVESTMENTS IN SECURITIES                     87.5%    $   583,080,474   $562,961,511     $ (293,404,063)
                                                                   ---------------   ------------     --------------
      OTHER ASSETS AND LIABILITIES                        12.5%    $     6,920,317   $ (1,238,466)    $  116,734,408
                                                                   ---------------   ------------     --------------
      PREFERRED SHARES AT REDEMPTION
      VALUE, INCLUDING DIVIDENDS PAYABLE                   0.0%       (176,369,655)            --        176,369,655
                                                                   ---------------   ------------     --------------
      TOTAL NET ASSETS                                   100.0%    $   413,631,136   $561,723,045     $
                                                                   ---------------   ------------     --------------
      TOTAL INVESTMENT AT COST                                     $   571,436,247   $562,031,318     $ (285,523,749)
                                                                   ---------------   ------------     --------------
    * Non-income producing security
  RIB Residual Interest Bonds
  (a) All of Pioneer Municipal and Equity Income
      Trust's non-municipal securities are assumed to be liquidated for cash, with proceeds largely being used to redeem out the preferred shareowners.
      Also, certain below investment grade securities are assumed to be sold for cash to keep Pioneer Tax Free Income Fund in compliance with its prospectus.
  (b) Reflects costs of the Merger.



       Pioneer
       Tax Free
     Income Fund
      Pro Forma
       Combined
        Market
        Value
---------------------
   $           --
   --------------
   $  852,637,922
   --------------
   $  122,211,259(b)
   --------------

               --
   --------------
   $  974,849,181
   --------------
   $  847,943,816
   --------------





Pro Forma Combined Statement of Assets and Liabilities
December 31, 2007
(unaudited)


                                                                         Pioneer
                                                                     Municipal and      Pioneer
                                                                     Equity Income      Tax Free
                                                                         Trust        Income Fund
                                                                    --------------- ---------------
ASSETS:
 Investment in securities, at value (Cost $571,436,247 and
  $562,031,318, respectively)                                        $583,080,474    $562,961,511
 Cash                                                                   2,590,966
 Receivables -
  Investment securities sold                                                   --          46,132
  Fund shares sold                                                             --       1,380,533
  Dividends and interest                                                6,076,851       7,194,031
  Due from Pioneer Investment Management, Inc.                                 --              --
 Prepaid expenses                                                          21,525
 Other                                                                      9,793          51,920
                                                                     ------------    ------------
   Total assets                                                      $591,779,609    $571,634,127
                                                                     ------------    ------------
LIABILITIES:
 Payables -
  Investment securities purchased                                    $  1,137,003    $  2,442,445
  Fund shares repurchased                                                      --       1,529,115
  Upon return of securities loaned                                             --              --
  Dividends                                                                             1,185,830
 Unrealized depreciation on interest rate swaps                           226,958              --
 Administration fee payable                                                32,045              --
 Due to bank                                                                   --       4,640,780
 Due to PIMSS and PFD                                                     310,913          62,048
 Accrued expenses                                                          71,899          50,864
                                                                     ------------    ------------
   Total liabilities                                                 $  1,778,818    $  9,911,082
                                                                     ------------    ------------
PREFERRED SHARES AT REDEMPTION VALUE:
 $25,000 Liquidation value per share applicable to 7,050 shares,
  including dividends payable of $119,655                            $176,369,655    $         --
                                                                     ------------    ------------
NET ASSETS:
 Paid-in capital                                                     $406,036,048    $570,120,050
 Undistributed/distributions in excess of, net investment income       (1,165,172)        284,485
 Accumulated net realized gain (loss) on investments and
  interest rate swaps                                                  (2,657,009)     (9,611,683)
 Net unrealized gain on investments                                    11,644,227         930,193
 Net unrealized loss on interest rate swaps                              (226,958)             --
                                                                     ------------    ------------
   Total net assets                                                  $413,631,136    $561,723,045
                                                                     ------------    ------------
NET ASSETS BY CLASS:                                                 $413,631,136    $         --
                                                                     ============    ============
 Class A                                                             $         --    $313,705,643
                                                                     ============    ============
 Class B                                                             $         --    $ 14,622,470
                                                                     ============    ============
 Class C                                                             $         --    $ 13,580,501
                                                                     ------------    ------------
 Class Y                                                             $         --    $219,814,431
                                                                     ============    ============
OUTSTANDING SHARES:
(No par value, unlimited number of shares authorized)                  28,706,981
                                                                     ============    ============
 Class A                                                                       --      28,179,852
                                                                     ============    ============
 Class B                                                                       --       1,324,866
                                                                     ============    ============
 Class C                                                                       --       1,239,065
                                                                     ============    ============
 Class Y                                                                       --      19,858,193
                                                                     ============    ============
NET ASSET VALUE PER SHARE:                                           $      14.41    $         --
                                                                     ============    ============
 Class A                                                             $         --    $      11.13
                                                                     ============    ============
 Class B                                                             $         --    $      11.04
                                                                     ============    ============
 Class C                                                             $         --    $      10.96
                                                                     ============    ============
 Class Y                                                             $         --    $      11.07
                                                                     ============    ============
MAXIMUM OFFERING PRICE:
 Class A                                                             $         --    $      11.65
                                                                     ============    ============



                                                                           Pioneer Tax Free        Pioneer Tax Free
                                                                             Income Fund             Income Fund
                                                                              Pro Forma                Pro Forma
                                                                             Adjustments               Combined
                                                                    ----------------------------- -----------------
ASSETS:
 Investment in securities, at value (Cost $571,436,247 and
  $562,031,318, respectively)                                           $     (293,404,063)(c)      $852,637,922
 Cash                                                                          116,507,450(c)        119,098,416
 Receivables -
  Investment securities sold                                                                              46,132
  Fund shares sold                                                                                     1,380,533
  Dividends and interest                                                                              13,270,882
  Due from Pioneer Investment Management, Inc.                                                                --
 Prepaid expenses                                                                                         21,525
 Other                                                                                  --                61,713
                                                                        ------------------          ------------
   Total assets                                                         $     (176,896,613)         $986,517,123
                                                                        ------------------          ------------
LIABILITIES:
 Payables -
  Investment securities purchased                                       $                           $  3,579,448
  Fund shares repurchased                                                                              1,529,115
  Upon return of securities loaned                                                                            --
  Dividends                                                                                            1,185,830
 Unrealized depreciation on interest rate swaps                                   (226,958)(c)                --
 Administration fee payable                                                                               32,045
 Due to bank                                                                                           4,640,780
 Due to PIMSS and PFD                                                                                    372,961
 Accrued expenses                                                                  205,000(b)            327,763
                                                                        ------------------          ------------
   Total liabilities                                                    $          (21,958)         $ 11,667,942
                                                                        ------------------          ------------
PREFERRED SHARES AT REDEMPTION VALUE:
 $25,000 Liquidation value per share applicable to 7,050 shares,
  including dividends payable of $119,655                               $     (176,369,655)         $         --
                                                                        ------------------          ------------
NET ASSETS:
 Paid-in capital                                                        $               --          $976,156,098
 Undistributed/distributions in excess of, net investment income                  (205,000)(b)        (1,085,687)
 Accumulated net realized gain (loss) on investments and
  interest rate swaps                                                            7,353,356(c)         (4,915,336)
 Net unrealized gain on investments                                             (7,880,314)(c)         4,694,106
 Net unrealized loss on interest rate swaps                                        226,958(c)                 --
                                                                        ------------------          ------------
   Total net assets                                                     $         (505,000)         $974,849,181
                                                                        ------------------          ------------
NET ASSETS BY CLASS:                                                          (413,631,136)(a)(b)   $         --
                                                                                                    ============
 Class A                                                                       413,126,136(a)(b)    $726,831,779
                                                                                                    ============
 Class B                                                                                            $ 14,622,470
                                                                                                    ============
 Class C                                                                                --          $ 13,580,501
                                                                                                    ------------
 Class Y                                                                                --          $219,814,431
                                                                                                    ============
OUTSTANDING SHARES:
(No par value, unlimited number of shares authorized)                          (28,706,981)(a)                --
 Class A                                                                        37,118,700(a)         65,298,552
                                                                                                    ============
 Class B                                                                                --             1,324,866
                                                                                                    ============
 Class C                                                                                --             1,239,065
                                                                                                    ============
 Class Y                                                                                --            19,858,193
                                                                                                    ============
NET ASSET VALUE PER SHARE:                                                                          $         --
                                                                                                    ============
 Class A                                                                                            $      11.13
                                                                                                    ============
 Class B                                                                                            $      11.04
                                                                                                    ============
 Class C                                                                                            $      10.96
                                                                                                    ============
 Class Y                                                                                            $      11.07
                                                                                                    ============
MAXIMUM OFFERING PRICE:
 Class A                                                                                            $      11.65
                                                                                                    ============

(a) Shares of Pioneer Municipal and Equity Income Trust are exchanged for Class A shares of Pioneer Tax Free Income Fund.
(b)  Reflects one-time cost related to the Merger.

(c) All of Pioneer Municipal and Equity Income Trust's non-municipal securities are assumed to be liquidated for cash, with proceeds largely being used to redeem out the preferred shareowners. Remaining proceeds are held as cash. Also, certain below investment grade securities are assumed to be sold for cash to keep Pioneer Tax Free Income Fund in compliance with its prospectus.



           See accompanying notes to pro forma financial statements.

Pro Forma Combined Statement of Operations
For the Year ended December 31, 2007
(unaudited)





                                                             Pioneer
                                                             Municipal         Pioneer
                                                            and Equity         Tax Free
                                                           Income Trust      Income Fund
                                                         ---------------- -----------------
INVESTMENT INCOME:
 Dividends                                                $  14,353,391     $          --
 Interest                                                    19,419,376        30,943,440
                                                          -------------     -------------
   Total investment income                                $  33,772,767     $  30,943,440
                                                          -------------     -------------
EXPENSES:
 Management fees                                          $   3,774,201     $   2,985,435
 Transfer agent fees                                            433,901                --
 Class A                                                             --           233,111
 Class B                                                             --            19,721
 Class C                                                             --            10,786
 Class Y                                                             --             3,597
 Distribution fees
 Class A                                                             --           833,565
 Class B                                                             --           161,084
 Class C                                                             --           136,632
 Administrative fees                                            498,745           142,272
 Custodian fees                                                  39,602            21,196
 Registration fees                                               25,447            70,573
 Professional fees                                              363,119            66,468
 Printing expense                                                56,967            21,590
 Interest expense                                                    --             4,392
 Auction agent fees                                             467,965                --
 Pricing fees                                                    19,679                --
 Insurance fees                                                  12,589                --
 Fees and expenses of nonaffiliated trustees                     24,684            11,476
 Miscellaneous                                                   19,170            37,032
                                                          -------------     -------------
   Total expenses                                         $   5,736,069     $   4,758,930
   Less fees paid indirectly                                       (523)          (12,492)
                                                          -------------     -------------
   Net expenses                                           $   5,735,546     $   4,746,438
                                                          -------------     -------------
    Net investment income (loss)                          $  28,037,221     $  26,197,002
                                                          -------------     -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND INTEREST RATE SWAPS:
 Net realized gain from:
  Investments                                             $  (2,091,500)    $   1,855,800
  Interest rate swaps                                           844,165
                                                          -------------     -------------
                                                          $  (1,247,335)    $   1,855,800
                                                          -------------     -------------
 Change in net unrealized gain or loss from:
  Investments                                             $ (38,659,075)    $ (35,099,680)
  Interest rate swaps                                        (1,843,939)
                                                          -------------     -------------
                                                          $ (40,503,014)    $ (35,099,680)
                                                          -------------     -------------
  Net gain on investments and interest rate swaps         $ (41,750,349)    $ (33,243,880)
                                                          -------------     -------------
DIVIDENDS AND DISTRIBUTIONS TO PREFERRED
 SHAREOWNERS FROM:
 Net Investment Income                                    $  (7,899,822)    $          --
 Net Realized Gains                                            (908,387)               --
                                                          -------------     -------------
  Total distributions                                     $  (8,808,209)    $          --
                                                          -------------     -------------
  Net increase in net assets resulting from operations    $ (22,521,337)    $  (7,046,878)
                                                          =============     =============



                                                                  Tax Free               Tax Free
                                                                 Income Fund           Income Fund
                                                                  Pro Forma             Pro Forma
                                                                 Adjustments             Combined
                                                         -------------------------- -----------------
INVESTMENT INCOME:
 Dividends                                                    $ (14,353,391)(h)       $          --
 Interest                                                         4,258,738(h)           54,621,554
                                                              -------------           -------------
   Total investment income                                    $ (10,094,653)          $  54,621,554
                                                              -------------           -------------
EXPENSES:
 Management fees                                              $  (1,718,491)(a)       $   5,041,145
 Transfer agent fees                                               (433,901)(a)                  --
 Class A                                                            397,600(a)              630,711
 Class B                                                                 --                  19,721
 Class C                                                                 --                  10,786
 Class Y                                                                 --                   3,597
 Distribution fees
 Class A                                                          1,152,346(a)            1,985,911
 Class B                                                                 --                 161,084
 Class C                                                                 --                 136,632
 Administrative fees                                               (395,960)(a)             245,057
 Custodian fees                                                                              60,798
 Registration fees                                                                           96,020
 Professional fees                                                 (357,832)(b)(g)           71,755
 Printing expense                                                   (43,557)(b)              35,000
 Interest expense                                                                             4,392
 Auction agent fees                                                (467,965)(c)                  --
 Pricing fees                                                       (19,679)(c)                  --
 Insurance fees                                                     (12,589)(b)                  --
 Fees and expenses of nonaffiliated trustees                        (11,160)(b)              25,000
 Miscellaneous                                                      196,065(b)(d)           252,267
                                                              -------------           -------------
   Total expenses                                                (1,715,123)          $   8,779,876
   Less fees paid indirectly                                                                (13,015)
                                                              -------------           -------------
   Net expenses                                               $  (1,715,123)          $   8,766,861
                                                              -------------           -------------
    Net investment income (loss)                              $  (8,379,530)          $  45,854,693
                                                              -------------           -------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 AND INTEREST RATE SWAPS:
 Net realized gain from:
  Investments                                                 $   7,580,314(e)        $   7,344,614
  Interest rate swaps                                              (226,958)(e)             617,207
                                                              -------------           -------------
                                                              $   7,353,356           $   7,961,821
                                                              -------------           -------------
 Change in net unrealized gain or loss from:
  Investments                                                 $  (7,880,314)(e)       $ (81,639,069)
  Interest rate swaps                                         $     226,958(e)           (1,616,981)
                                                              -------------           -------------
                                                              $  (7,653,356)          $ (83,256,050)
                                                              -------------           -------------
  Net gain on investments and interest rate swaps             $    (300,000)          $ (75,294,229)
                                                              -------------           -------------
DIVIDENDS AND DISTRIBUTIONS TO PREFERRED
 SHAREOWNERS FROM:
 Net Investment Income                                        $   7,899,822(f)        $
 Net Realized Gains                                                 908,387(f)                   --
                                                              -------------           -------------
  Total distributions                                             8,808,209           $          --
                                                              -------------           -------------
  Net increase in net assets resulting from operations        $     128,679           $ (29,439,536)
                                                              =============           =============


(a) Expenses and expense limitations conformed to the Pioneer Tax Free Income Fund's contracts with affiliated parties.
(b)  Reflects reduction in expenses due to elimination of duplicate services.
(c)  Reflects the elimination of expenses related to preferred shares.
(d)  Includes costs of the Merger.

(e) Represents realized gains triggered from the sale of Pioneer Municipal and Equity Income Trust's non-municipal holdings and certain below investment grade securities.

(f) Represents the redemption of Pioneer Municipal and Equity Income Trust's Preferred shareowners.

(g) Includes the reduction of legal expenses particular to the operation of Pioneer Municipal and Equity Income Trust as a closed-end fund, including responding to shareholder proposals, conducting a contested election of trustees and responding to a tender offer by a shareholder. These types of expenses are not anticipated to be incurred by the surviving open-end fund.
(h) Reflects net reduction of income due to a decrease in Pioneer Municipal and Equity Income Trust's net assets upon redemption of Preferred Shareowners.


           See accompanying notes to pro forma financial statements.

Notes to Pro Forma Combined Financial Statements
December 31, 2007
(unaudited)

1.   Description of the Fund

     Pioneer Tax Free Income Fund (the Fund) is a Delaware statutory trust registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to seek as high a level of current income exempt from federal income taxes, as possible consistent with the preservation of capital.

     The Fund offers four classes of shares designated as Class A, Class B, Class C, and Class Y shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemptions, dividends and liquidations, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plan that has been adopted by Class A, Class B and Class C shareowners, respectively. There is no distribution plan for Class Y shares.

2.   Basis of Combination

     The accompanying pro forma combining financial statements, and related notes, are presented to show the effect of the proposed merger of Pioneer Municipal and Equity Income Trust with and into the Fund (the "Merger"), as if such Merger had taken place as of January 1, 2007.


     Under the terms of an Agreement and Plan of Merger between these two funds, the combination of the Fund and Pioneer Municipal and Equity Income Trust will be treated as a tax-free business combination and accordingly will be accounted for by a method of accounting for tax-free mergers of investment companies. The Merger will be accomplished by an acquisition of the net assets of Pioneer Municipal and Equity Income Trust in exchange for Class A Shares of the Fund at its net asset value. Prior to the Merger, Pioneer Municipal and Equity Income Trust will liquidate all of its non-municipal holdings to fund the redemption of its Preferred Shareowners. Pioneer Municipal and Equity Income Trust is expected to generate approximately $4,276,555 in capital gains, or $0.15 per common share. No special distribution is expected since Pioneer Municipal and Equity Income Trust is over-distributing its monthly income per its managed level distribution policy. The accompanying schedules of investments, statements of assets and liabilities and the related statements of operations of the Fund and Pioneer Municipal and Equity Income Trust have been combined as of and for the most recent twelve months ended December 31, 2007. Following the Merger, the Fund will be the accounting survivor. Pioneer Municipal and Equity Income Trust will bear the costs of preparing and printing all documents related to the Merger, as well as its own costs incurred in connection with the merger, including costs associated with redeeming out the preferred shareowners. The Fund will bear its own costs occurred in connection with the Merger. These costs are reflected in the pro forma financial statements.

     These pro forma financial statements and related notes should be read in conjunction with the financial statements of the Fund and Pioneer Municipal and Equity Income Trust included in their respective annual reports to shareowners dated December 31 and November 30, 2007, respectively. The schedules of investments and the statements of assets and liabilities have been shown to reflect the liquidation of Pioneer Municipal and Equity Income Trust's non-municipal holdings for cash, with proceeds largely being used to fund the redemption of the Preferred Shareowners. Also, certain below investment grade securities are assumed to be sold for cash to keep Pioneer Tax Free Income Fund in compliance with its prospectus. The statements of operations reflect the realized gain from the sale of Pioneer Municipal and Equity Income Trust's non-municipal holdings and below investment grade securities and other adjustments made to expenses for Pioneer affiliate contractual rates and for duplicate services that would not have been incurred if the Merger took place on January 1, 2007.


3.   Security Valuation

     Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE. Securities are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which there are no other readily available valuation methods are valued at their fair values as determined by, or under the direction of the Board of Trustees. The Fund also may use the fair value of a security including a non-U.S. security, when the closing market price on the principal exchange where the security is traded no longer reflects the value of the security. At December 31, 2007, there were no securities fair valued. Discount and premium on debt securities are accreted or amortized, respectively, daily into interest income on a yield-to-maturity basis with a corresponding increase or decrease in the cost basis of the security. Interest income is recorded on the accrual basis. Temporary cash investments are valued at cost which approximates market value.

     Dividend income is recorded on the ex-dividend, date except that certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Dividend and interest income is recorded on the accrual basis.

4.   Capital Shares

     The pro forma net asset value per share assumes the issuance of shares of the Fund that would have been issued at December 31, 2007, in connection with the proposed Merger. The number of shares assumed to be issued is equal to the net assets of Pioneer Municipal and Equity Income Trust, as of December 31, 2007, divided by the net asset value the Fund's Class A Shares as of December 31, 2007. The pro forma number of shares outstanding, by class, for the combined Fund consists of the following at December 31, 2007:




--------------------------------------------------------------------------------------
                         Shares of       Additional Shares
                         The Fund         Assumed Issued      Total Outstanding Shares
 Class of Shares     Pre-Combination         In Merger            Post-Combination
--------------------------------------------------------------------------------------
 Class A                28,179,852          37,118,700               65,298,552
--------------------------------------------------------------------------------------
 Class B                 1,324,866                  --                1,324,866
--------------------------------------------------------------------------------------
 Class C                 1,239,065                  --                1,239,065
--------------------------------------------------------------------------------------
 Class Y                19,858,193                  --               19,858,193
--------------------------------------------------------------------------------------


5.   Management Agreement


     Pioneer Investment Management, Inc., (PIM), a wholly owned indirect subsidiary of UniCredit SpA, the Fund's investment adviser manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.45% of the next $500 million; and 0.40% on assets over $750 million. Prior to January 1, 2008, management fees were calculated daily at the annual rate of 0.50% of the Fund's average daily net assets up to $250 million; 0.48% of the next $50 million; and 0.45% of the excess over $300 million. For the year ended December 31, 2007, the net management fee was equivalent to 0.47% of average net assets.


     Through September 30, 2011, PIM has agreed not to impose its management fee and to assume operating expenses of the Fund to the extent necessary to limit Class A expenses to 0.89% of the average daily net assets attributable to Class A shares.

6.   Federal Income Taxes

     Each fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code. After the acquisition, it will continue to be the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required.

     The identified cost of investments for these funds is substantially the same for both financial and federal income tax purposes. The cost of investments will remain unchanged for the combined Fund.

                                     PART C

                                OTHER INFORMATION
                          PIONEER TAX FREE INCOME FUND


ITEM 15. INDEMNIFICATION

No change from the information set forth in Item 25 of the most recently filed Registration Statement of Pioneer Tax Free Income Fund (the "Registrant") on Form N-1A under the Securities Act of 1933 and the Investment Company Act of 1940 (File Nos. 2-57653 and 811-02704), as filed with the Securities and Exchange Commission on April 29, 2008 (Accession No. 0000202679-08-000012), which information is incorporated herein by reference.

ITEM 16. EXHIBITS

(1)(a)           Amended and Restated Agreement and Declaration of Trust                                     (8)
(1)(b)           Establishment and Designation of Class B Shares                                             (1)
(1)(c)           Establishment and Designation of Class C Shares                                             (2)
(1)(d)           Establishment and Designation of Class Y Shares                                             (6)
(2)              Amended and Restated By-Laws                                                                (8)
(3)              Not applicable
(4)              Form of Agreement and Plan of Merger                                                        (*)
(5)              Reference is made to Exhibits (1) and (2) hereof
(6)(a)           Amended and Restated Management Contract between the Registrant and Pioneer Investment      (8)
                 Management, Inc.
(6)(b)           Form of Expense Limit Agreement                                                             (8)
(7)(a)           Underwriting Agreement between the Registrant and Pioneer Funds Distributor,                (3)
                 Inc.
(7)(b)           Dealer Sales Agreement                                                                      (6)
(8)               Not applicable
(9)(a)           Custodian Agreement between the Registrant and Brown Brothers Harriman &                    (5)
                 Co.
(9)(b)           Amended Appendix A to Custodian Agreement                                                   (6)
(10)(a)          Pioneer Funds Distribution Plan                                                             (7)
(10)(b)          Multi-class Plan Pursuant to Rule 18f-3                                                     (4)
(11)             Opinion of Counsel (legality of securities being offered)                                   (8)
(12)             Form of opinion as to tax matters and consent                                               (8)
(13)(a)          Investment Company Service Agreement  between the Registrant and Pioneer Investment         (5)
                 Management Shareholder Services, Inc.
(13)(b)          Amended Exhibit A to Investment Company Service Agreement                                   (5)
(13)(c)          Amended and Restated Administration Agreement  between the Registrant and Pioneer           (8)
                 Investment Management, Inc.
(14)             Consent of Independent Registered Public Accounting Firm                                    (**)
(15)             Not applicable
(16)             Power of Attorney                                                                           (8)
(17)(a)          Code of Ethics - Pioneer Investment Management, Inc.                                        (4)
(17)(b)          Code of Ethics - Pioneer Funds                                                              (4)
(17)(c)          Code of Ethics - Pioneer Funds Distributor, Inc.                                            (4)
(17)(d)          Form of Proxy Card                                                                          (8)
(17)(e)          Prospectus for Class A Shares, Class B Shares and Class C Shares of Pioneer Tax Free        (8)
                 Income Fund dated May 1, 2008 (as revised May 9, 2008) and
                 Statement of

                 Additional Information for Class A Shares, Class B Shares, Class C Shares and Class Y
                 Shares of Pioneer Tax Free Income Fund dated May 1, 2008
(17)(f)          Annual Report of Pioneer Tax Free Income Fund for the fiscal year ended December 31, 2007   (8)
(17)(g)          Annual Report of Pioneer Municipal and Equity Income Trust for the fiscal year ended        (8)
                 November 30, 2007
(17)(h)          Semi-Annual Report of Pioneer Municipal and Equity Income Trust for the period ended May    (**)
                 31, 2008

(1) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 34 to the Registrant's Registration Statement on Form N-1A (the "Registration Statement") (File Nos. 2-57653; 811-02704) as filed with the Securities and Exchange Commission (the "SEC") on April 26, 1995 (Accession No. 0000202679-95-000010).

(2) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 35 to the Registration Statement (File Nos. 2-57653; 811-02704) as filed with the SEC on April 26, 1996 (Accession No. 0000202679-96-000011).

(3) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 46 to the Registration Statement (File Nos. 2-57653; 811-02704) as filed with the SEC on May 1, 2002 (Accession No. 0000202679-02-000012).

(4) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 51 to the Registration Statement (File Nos. 2-57653; 811-02704) as filed with the SEC on April 29, 2005 (Accession No. 0001016964-05-000189).

(5) Previously filed. Incorporated herein by reference from the exhibit filed with Post-Effective Amendment No. 52 to the Registration Statement (File Nos. 2-57653; 811-02704) as filed with the SEC on April 28, 2006 (Accession No. 0000831120-06-000024).

(6) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 53 to the Registration Statement (File Nos. 2-57653; 811-02704) as filed with the SEC on April 30, 2007 (Accession No. 0000908996-07-000010)

(7) Previously filed. Incorporated herein by reference from the exhibits filed with Post-Effective Amendment No. 54 to the Registration Statement (File Nos. 2-57653; 811-02704) as filed with the SEC on April 29, 2008 (Accession No. 0000202679-08-000012)

(8) Previously filed. Incorporated herein by reference from the exhibits filed with the Registrant's Initial Registration Statement on Form N-14 (File No. 333-151757) as filed with the SEC on June 18, 2008 (Accession No.
0001145443-08-001905)

(*) Attached as Exhibit A to the combined Proxy Statement/Prospectus.

(**) Filed herewith.

ITEM 17. UNDERTAKINGS.

(1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is part of this Registration Statement by any person or party which is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for the reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as part of an amendment to the Registration Statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

(3) The undersigned Registrant agrees that it shall file a final executed version of the legal and consent opinion as to tax matters as an exhibit to the subsequent post-effective amendment to its registration statement on Form N-14 filed with the SEC upon the closing of the reorganizations contemplated by this Registration Statement on Form N-14.

(4) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

            As required by the Securities Act of 1933, this Registration Statement on Form N-14 has been signed on behalf of the Registrant, in the City of Boston and the Commonwealth of Massachusetts, on the 12th day of August, 2008.

                       PIONEER TAX FREE INCOME FUND

                       By:        /s/ Daniel K. Kingsbury
                                  ------------------------------
                                  Name:  Daniel K. Kingsbury
                                  Title: Trustee and Executive Vice President

            Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                      Title                                                 Date
---------                      -----                                                 ----

/s/ John F. Cogan, Jr.*        Chairman of the Board, Trustee and President          August 12, 2008
-----------------------
John F. Cogan, Jr

/s/ Mark E. Bradley            Chief Financial Officer and Treasurer                 August 12, 2008
-------------------
Mark E. Bradley                (Principal Financial and Accounting Officer)

/s/ Daniel K. Kingsbury        Trustee and Executive Vice President                  August 12, 2008
-----------------------
Daniel K. Kingsbury

/s/ David R. Bock*             Trustee                                               August 12, 2008
------------------
David R. Bock

/s/ Mary K. Bush*              Trustee                                               August 12, 2008
-----------------
Mary K. Bush

/s/ Benjamin M. Friedman*      Trustee                                               August 12, 2008
-------------------------
Benjamin M. Friedman

/s/ Margaret B.W. Graham*      Trustee                                               August 12, 2008
-------------------------
Margaret B.W. Graham

/s/ Thomas J. Perna*           Trustee                                               August 12, 2008
--------------------
Thomas J. Perna

/s/ Marguerite A. Piret*       Trustee                                               August 12, 2008
------------------------
Marguerite A. Piret

/s/ John Winthrop*             Trustee                                               August 12, 2008
------------------
John Winthrop

*By:     /s/ Daniel K. Kingsbury
         -----------------------
         Daniel K. Kingsbury, Attorney-in-Fact

                                  EXHIBIT INDEX

The following exhibits are filed as part of this Registration Statement:

Exhibit No.      Description
-----------      -----------
(14)             Consent of Independent Registered Public Accounting Firm
(17)(h)          Semi-Annual Report of Pioneer Municipal and Equity Income Trust
                 for the period ended May 31, 2008